                                                                    EXHIBIT 99.1

                            [NATIONAL CITY(R) LOGO]

                                    UNAUDITED
                              FINANCIAL SUPPLEMENT
                                DECEMBER 31, 2003

                                TABLE OF CONTENTS

QUARTERLY AND YEAR-TO-DATE FINANCIAL TRENDS
Consolidated Financial Highlights                                                    3-4
Consolidated Statements of Income                                                      5
Consolidated Period-End Balance Sheets                                                 6
Consolidated Average Balance Sheets                                                    7
Selected Average Balances                                                              8
Securitized Balances                                                                   9
Selected Period-End Balances                                                          10
Average Balances/Net Interest Income/Rates                                         11-13
Stockholder Data                                                                      14
Capitalization                                                                        15
Noninterest Income                                                                    16
Noninterest Expense                                                                   16
Salaries, Benefits, and Other Personnel Expense                                       17
Full-Time Equivalent Employees by Line of Business                                    17
Credit Quality Statistics                                                          18-20
Ten Largest Nonperforming Loans                                                       20
Commercial Loan Industry Concentration                                                20
Consumer and Small Business Financial Services Performance Measures                   21
Asset Management Performance Measures                                                 22
Mortgage Banking Statistics                                                        23-25
First Franklin Loan Origination and Portfolio Statistics                              26
Home Equity Portfolio Statistics                                                      27
Line of Business Results                                                           28-33

MONTHLY FINANCIAL TRENDS
Consolidated Selected Average Balances                                                34
Capitalization                                                                        35
Full-Time Equivalent Employees By Line of Business                                    35
Consumer and Small Business Financial Services Performance Measures                   36
Asset Management Performance Measures                                                 37
Mortgage Banking Statistics                                                           37
First Franklin Origination and Portfolio Statistics                                   38

2001 QUARTERS
Consolidated Financial Highlights                                                     39
Consolidated Statements of Income                                                     40
Consolidated Period-End Balance Sheets                                                41
Consolidated Average Balance Sheets                                                   42
Noninterest Income                                                                    43
Noninterest Expense                                                                   43
Mortgage Banking Statistics                                                        44-46

              FINANCIAL SUPPLEMENT SUMMARY OF PRESENTATION CHANGES

--------------------------------------------------------------------------------

PRESENTATION CHANGES TO THIS QUARTER'S FINANCIAL SUPPLEMENT ARE AS FOLLOWS:

RESTATEMENT

This financial supplement reflects restated financial information for 2001, 2002, and the first three quarters of 2003 related to the application of Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities. Further discussion of this restatement is included in the Corporation's news release dated January 15, 2004 announcing financial results for the fourth quarter and full year of 2003. The specific line items affected by the restatement are noted with an asterisk (*).

CONSOLIDATED PERIOD-END BALANCE SHEETS - PAGE 6, CONSOLIDATED AVERAGE BALANCE SHEETS - PAGE 7, AVERAGE BALANCES/NET INTEREST INCOME/RATES - PAGES 11-13, CREDIT QUALITY - PAGES 18-20.

The commercial construction portfolio is now presented separately from the commercial portfolio in these sections.

CONSOLIDATED PERIOD-END BALANCE SHEETS - PAGE 6, SELECTED PERIOD-END BALANCES - PAGE 10

The breakdown of period-end mortgage loans held for sale was removed from the Consolidated Period-End Balance Sheet page and was moved to the Selected Period-End Balances page. Period-end disclosures of noninterest bearing mortgage banking escrow balances were added to the Consolidated Period-End Balance Sheet.

MORTGAGE BANKING STATISTICS - PAGES 23-25

The statistics now include the servicing asset capitalization rate and servicing asset amortization rate as well as a roll forward of the unpaid principal balance (UPB) of loans serviced for third parties.

HOME EQUITY PORTFOLIO STATISTICS - PAGE 27

Weighted-average note rates were added to the portfolio statistics for Consumer and Small Business Financial Services' and National Home Equity's HELOC and HELOAN portfolios.

LINE OF BUSINESS RESULTS - PAGES 29-30

Complete financial information for each division of National Consumer Finance is now presented.

2001 QUARTERS - PAGES 39-46

These financial supplement pages were added to present the restated quarterly 2001 financial information.

                                   UNAUDITED

                           NATIONAL CITY CORPORATION
                       CONSOLIDATED FINANCIAL HIGHLIGHTS
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                                         2003
                                                                 ----------------------------------------------------
                                                                  4TH QTR        3RD QTR      2ND QTR       1ST QTR
                                                                 ----------------------------------------------------
EARNINGS
Tax-equivalent interest income                                   $    1,416    $    1,554    $    1,528    $    1,527
Interest expense                                                        375           403           426           426
                                                                 ----------------------------------------------------
Tax-equivalent net interest income                                    1,041         1,151         1,102         1,101
Provision for loan losses                                               148           107           183           200
                                                                 ----------------------------------------------------
Tax-equivalent NII after provision for loan losses                      893         1,044           919           901
Fees and other income - as restated*                                    981           484           981         1,103
Securities gains (losses), net                                           10             5            32             -
Noninterest expense                                                   1,045         1,008         1,026         1,009
                                                                 ----------------------------------------------------
Income before taxes and tax-equivalent
  adjustment - as restated*                                             839           525           906           995
Income taxes - as restated*                                             288           175           313           344
Tax-equivalent adjustment                                                 7             6             7             8
                                                                 ----------------------------------------------------
Net income - as restated*                                        $      544    $      344    $      586    $      643
                                                                 ====================================================
Effective tax rate - as restated*                                      34.6%         33.8%         34.8%         34.8%

PER COMMON SHARE
Net income:
    Basic - as restated*                                         $      .89    $      .56    $      .96    $     1.05
    Diluted - as restated*                                              .88           .56           .94          1.05
Dividends paid                                                          .32           .32          .305          .305
Book value - as restated*                                             15.39         14.89         14.72         14.05
Market value (close)                                                  33.94         29.46         32.71         27.85
Average shares:
    Basic                                                             607.6         613.6         612.1         611.5
    Diluted                                                           612.7         619.0         618.4         615.6

EFFECT OF RESTATEMENT OF NET INCOME AND EPS*
Mortgage loans held for sale hedge program                       $      190         ($153)         ($49)         $237
Mortgage servicing rights hedge program                                (145)           95            --            --
                                                                 ----------------------------------------------------
Net pretax effect of restatement on
 mortgage banking revenue (1)                                    $       45          ($58)         ($49)   $      237
                                                                 ====================================================
Net after-tax effect of restatement (1)                          $       28          ($35)         ($31)   $      147
                                                                 ====================================================
Cumulative effect on net income
 (2001 through 2003)                                                   ($38)
                                                                 ===========
Net income - as originally reported                                            $      379    $      617    $      496
Adjustment for restatement                                                            (35)          (31)          147
                                                                               --------------------------------------
Net income - as restated                                                       $      344    $      586    $      643
                                                                               ======================================
Diluted net income per share -
 as originally reported                                                        $      .62    $      .99    $      .81
Adjustment for restatement                                                           (.06)         (.05)          .24
                                                                               --------------------------------------
Diluted net income per share -
 as restated                                                                   $      .56    $      .94    $     1.05
                                                                               =======================================
PERFORMANCE RATIOS
Return on average common equity - as restated*                        22.99%        14.87%        26.74%        30.60%
Return on average total equity - as restated*                         22.99         14.87         26.74         30.60
Return on average assets - as restated*                                1.89          1.10          1.97          2.24
Net interest margin                                                    4.03          4.10          4.11          4.21
Efficiency ratio - as restated*                                       51.69         61.62         49.27         45.77

CREDIT QUALITY STATISTICS
Net charge-offs                                                  $      151    $      124    $      164    $      171
Provision for loan losses                                               148           107           183           200
Loan loss allowance                                                   1,125         1,130         1,147         1,128
Nonperforming assets                                                    657           756           818           822
Annualized net charge-offs to average portfolio loans                   .76%          .64%          .88%          .95%
Loan loss allowance to period-end portfolio loans                      1.42          1.45          1.51          1.51
Loan loss allowance to nonperforming portfolio loans                 204.76        179.61        162.09        162.01
Loan loss allowance (period-end) to annualized net charge-offs       189.04        228.68        174.07        163.10
Nonperforming assets to period-end portfolio loans
  and other nonperforming assets                                        .83           .97          1.08          1.10

                                                                                             2002
                                                                    -----------------------------------------------------
                                                                     4TH QTR          3RD QTR     2ND QTR       1ST QTR
                                                                    -----------------------------------------------------
EARNINGS
Tax-equivalent interest income                                      $    1,540     $    1,451    $    1,444    $    1,511
Interest expense                                                           459            472           473           506
                                                                    -----------------------------------------------------
Tax-equivalent net interest income                                       1,081            979           971         1,005
Provision for loan losses                                                  159            169           165           189
                                                                    -----------------------------------------------------
Tax-equivalent NII after provision for loan losses                         922            810           806           816
Fees and other income - as restated*                                       528            576           699           691
Securities gains (losses), net                                             (17)             -            44            54
Noninterest expense                                                      1,011            870           974           875
                                                                    -----------------------------------------------------
Income before taxes and tax-equivalent
  adjustment - as restated*                                                422            516           575           686
Income taxes - as restated*                                                136            161           193           232
Tax-equivalent adjustment                                                    6              8             8             8
                                                                    -----------------------------------------------------
Net income - as restated*                                           $      280     $      347    $      374    $      446
                                                                    =====================================================
Effective tax rate - as restated*                                         32.7%          31.8%         34.0%         34.2%

PER COMMON SHARE
Net income:
    Basic - as restated*                                            $      .46     $      .56    $      .62    $      .73
    Diluted - as restated*                                                 .46            .56           .60           .73
Dividends paid                                                            .305           .305          .295          .295
Book value - as restated*                                                13.35          13.25         12.99         12.61
Market value (close)                                                     27.32          28.53         33.25         30.76
Average shares:
    Basic                                                                611.9          611.6         609.3         607.8
    Diluted                                                              616.0          617.9         616.8         614.0


EFFECT OF RESTATEMENT OF NET INCOME AND EPS*
Mortgage loans held for sale hedge program                               ($162)          ($45)         ($30)           --
Mortgage servicing rights hedge program                                     --             --            --            --
                                                                    -----------------------------------------------------
Net pretax effect of restatement on
 mortgage banking revenue (1)                                            ($162)          ($45)         ($30)           --
                                                                    =====================================================
Net after-tax effect of restatement (1)                                  ($101)          ($27)         ($19)           --
                                                                    =====================================================
Cumulative effect on net income
 (2001 through 2003)

Net income - as originally reported                                 $      381     $       374   $      393    $      446
Adjustment for restatement                                                (101)            (27)         (19)           --
                                                                    -----------------------------------------------------
Net income - as restated                                            $      280     $       347    $     374    $      446
                                                                    =====================================================
Diluted net income per share -
 as originally reported                                             $      .62     $       .61    $     .63    $      .73
Adjustment for restatement                                                (.16)           (.05)        (.03)           --
                                                                    -----------------------------------------------------
Diluted net income per share -
 as restated                                                        $      .46     $       .56    $     .60    $      .73
                                                                    =====================================================
PERFORMANCE RATIOS
Return on average common equity - as restated*                           13.41%         16.79%        19.05%        24.03%
Return on average total equity - as restated*                            13.41          16.79         19.05         24.03
Return on average assets - as restated*                                    .99           1.36          1.53          1.77
Net interest margin                                                       4.26           4.34          4.42          4.36
Efficiency ratio - as restated*                                          62.80          55.98         58.33         51.58

CREDIT QUALITY STATISTICS
Net charge-offs                                                     $      140     $      120    $      135    $      181
Provision for loan losses                                                  159            169           165           189
Loan loss allowance                                                      1,099          1,080         1,030         1,000
Nonperforming assets                                                       817            852           793           716
Annualized net charge-offs to average portfolio loans                      .78%           .69%          .80%         1.08%
Loan loss allowance to period-end portfolio loans                         1.52           1.52          1.50          1.47
Loan loss allowance to nonperforming portfolio loans                    156.42         144.44        146.42        153.84
Loan loss allowance (period-end) to annualized net charge-offs          198.04         227.03        190.26        135.90
Nonperforming assets to period-end portfolio loans
  and other nonperforming assets                                          1.13           1.20          1.15          1.05

                                                                                FOR THE YEAR
                                                                    --------------------------------------
                                                                      2003           2002          2001
                                                                    --------------------------------------
EARNINGS
Tax-equivalent interest income                                      $    6,025    $    5,946    $    6,448
Interest expense                                                         1,630         1,910         2,976
                                                                    --------------------------------------
Tax-equivalent net interest income                                       4,395         4,036         3,472
Provision for loan losses                                                  638           682           605
                                                                    --------------------------------------
Tax-equivalent NII after provision for loan losses                       3,757         3,354         2,867
Fees and other income - as restated*                                     3,549         2,494         2,533
Securities gains (losses), net                                              47            81           145
Noninterest expense                                                      4,088         3,730         3,345
                                                                    --------------------------------------
Income before taxes and tax-equivalent
  adjustment - as restated*                                              3,265         2,199         2,200
Income taxes - as restated*                                              1,120           722           778
Tax-equivalent adjustment                                                   28            30            34
                                                                    --------------------------------------
Net income - as restated*                                           $    2,117    $    1,447    $    1,388
                                                                    ======================================
Effective tax rate - as restated*                                         34.6%         33.3%         35.9%

PER COMMON SHARE
Net income:
    Basic - as restated*                                            $     3.46    $     2.37    $     2.30
    Diluted - as restated*                                                3.43          2.35          2.27
Dividends paid                                                            1.25          1.20          1.16
Book value - as restated*
Market value (close)
Average shares:
    Basic                                                                611.2         610.2         603.6
    Diluted                                                              616.4         616.2         611.9

EFFECT OF RESTATEMENT OF NET INCOME AND EPS*
Mortgage loans held for sale hedge program                          $      225         ($237)           --
Mortgage servicing rights hedge program                                    (50)           --            --
                                                                    --------------------------------------
Net pretax effect of restatement on
 mortgage banking revenue (1)                                       $      175         ($237)           --
                                                                    ======================================
Net after-tax effect of restatement (1)                             $      109         ($147)           --
                                                                    ======================================
Cumulative effect on net income
 (2001 through 2003)

Net income - as originally reported                                                $   1,594    $    1,388
Adjustment for restatement                                                              (147)           --
                                                                                   -----------------------
Net income - as restated                                                           $   1,447    $    1,388
                                                                                   =======================
Diluted net income per share -
 as originally reported                                                            $    2.59    $     2.27
Adjustment for restatement                                                              (.24)           --
                                                                                   -----------------------
Diluted net income per share -
 as restated                                                                       $    2.35    $     2.27
                                                                                   =======================
PERFORMANCE RATIOS
Return on average common equity - as restated*                           23.60%        18.14%        19.94%
Return on average total equity - as restated*                            23.60         18.14         19.90
Return on average assets - as restated*                                   1.79          1.40          1.49
Net interest margin                                                       4.11          4.34          4.09
Efficiency ratio - as restated*                                          51.46         57.12         55.70

CREDIT QUALITY STATISTICS
Net charge-offs                                                     $      610    $      576    $      463
Provision for loan losses                                                  638           682           605
Loan loss allowance
Nonperforming assets
Annualized net charge-offs to average portfolio loans                      .80%          .83%          .68%
Loan loss allowance to period-end portfolio loans
Loan loss allowance to nonperforming portfolio loans
Loan loss allowance (period-end) to annualized net charge-offs          184.65        190.67        215.61
Nonperforming assets to period-end portfolio loans
  and other nonperforming assets

* See note on Summary of Presentation Changes

(1) The fourth quarter of 2003 includes the effects of not applying SFAS 133 hedge accounting to mortgage loans held for sale (pretax income reduction of $12.9 million) and modifying the testing methodology related to the mortgage servicing rights hedging program.

                                   UNAUDITED

                           NATIONAL CITY CORPORATION
                 CONSOLIDATED FINANCIAL HIGHLIGHTS (CONTINUED)
                                ($ IN MILLIONS)

                                                              2003                                          2002
                                            -----------------------------------------   -----------------------------------------
                                            4TH QTR    3RD QTR    2ND QTR    1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                            -----------------------------------------   -----------------------------------------
CAPITAL AND LIQUIDITY RATIOS
Tier 1 capital(1) - as restated*                8.80%      8.12%      8.12%      7.82%      7.46%      7.74%      7.90%      7.66%
Total risk-based capital(1) - as restated*     13.12      12.30      12.39      11.65      11.37      11.82      12.22      12.09
Leverage(1) - as restated*                      7.43       6.58       6.78       6.55       6.39       7.05       7.03       6.49
Period-end equity to assets - as restated*      8.19       7.50       7.32       7.31       6.91       7.42       8.00       7.67
Period-end tangible common equity to
  assets(2) - as restated*                      7.24       6.59       6.43       6.39       6.00       6.43       6.91       6.58
Average equity to assets - as restated*         8.20       7.42       7.38       7.33       7.37       8.10       8.05       7.37
Average equity to portfolio loans - as
  restated*                                    12.05      11.90      11.70      11.65      11.63      11.87      11.60      11.08
Average portfolio loans to deposits           116.37     107.50     108.45     110.78     107.90     112.32     114.08     111.71
Average portfolio loans to core deposits      133.21     125.80     127.10     130.48     128.70     131.24     133.96     137.26
Average portfolio loans to earning assets      75.47      68.82      69.92      69.84      70.37      76.59      77.37      73.37
Average securities to earning assets            6.33       5.95       6.89       7.92       9.36       9.26       9.86       9.54

AVERAGE BALANCES
Assets - as restated*                       $114,466   $123,651   $119,035   $116,318   $112,533   $101,054   $ 97,906   $102,108
Portfolio loans                               77,901     77,064     75,065     73,183     71,291     68,945     67,930     67,929
Loans held for sale or securitization         17,680     27,036     24,118     22,524     19,676     11,851     10,343     15,015
Securities (at cost)                           6,534      6,667      7,397      8,295      9,484      8,336      8,660      8,834
Earning assets                               103,218    111,984    107,355    104,785    101,315     90,014     87,797     92,578
Core deposits                                 58,479     61,258     59,060     56,087     55,394     52,535     50,710     49,490
Purchased deposits and funding                43,267     49,743     47,551     47,740     45,666     37,413     36,765     42,818
Common equity - as restated*                   9,390      9,171      8,786      8,529      8,289      8,185      7,876      7,528
Total equity - as restated*                    9,390      9,171      8,786      8,529      8,289      8,185      7,877      7,529

PERIOD-END BALANCES
Assets - as restated*                       $113,933   $120,958   $123,343   $117,494   $118,021   $109,271   $ 99,101   $100,078
Portfolio loans                               79,279     77,756     75,839     74,933     72,134     71,032     68,674     68,089
Loans held for sale or securitization
  - as restated*                              15,368     23,615     26,796     21,740     24,501     15,811      9,796     12,296
Securities (at fair value)                     6,866      6,755      7,377      8,464      9,211     10,487      8,800      9,036
Core deposits                                 58,922     58,680     60,727     57,858     56,342     54,428     51,763     50,196
Purchased deposits and funding                41,983     49,010     48,762     46,492     49,530     43,276     36,528     39,492
Common equity - as restated*                   9,329      9,068      9,030      8,587      8,161      8,110      7,928      7,672
Total equity - as restated*                    9,329      9,068      9,030      8,587      8,161      8,110      7,929      7,672

                                                       FOR THE YEAR
                                              ------------------------------
                                                2003       2002       2001
                                              ------------------------------
CAPITAL AND LIQUIDITY RATIOS
Tier 1 capital(1) - as restated*
Total risk-based capital(1) - as restated*
Leverage(1) - as restated*
Period-end equity to assets - as restated*
Period-end tangible common equity to
  assets(2) - as restated*
Average equity to assets - as restated*           7.58%      7.71%      7.49%
Average equity to portfolio loans - as
  restated*                                      11.83      11.55      10.31
Average portfolio loans to deposits             110.71     111.40     116.81
Average portfolio loans to core deposits        129.09     132.63     141.55
Average portfolio loans to earning assets        70.96      74.28      79.73
Average securities to earning assets              6.75       9.50      10.27

AVERAGE BALANCES
Assets - as restated*                         $118,377   $103,423   $ 93,084
Portfolio loans                                 75,819     69,032     67,644
Loans held for sale or securitization           22,837     14,227      7,961
Securities (at cost)                             7,217      8,828      8,710
Earning assets                                 106,846     92,941     84,837
Core deposits                                   58,733     52,050     47,787
Purchased deposits and funding                  47,072     40,665     36,808
Common equity - as restated*                     8,972      7,973      6,955
Total equity - as restated*                      8,972      7,973      6,974

PERIOD-END BALANCES
Assets - as restated*
Portfolio loans
Loans held for sale or securitization
  - as restated*
Securities (at fair value)
Core deposits
Purchased deposits and funding
Common equity - as restated*
Total equity - as restated*

(1) Fourth quarter 2003 regulatory capital ratios are based upon preliminary data.

(2)  Excludes goodwill and other intangible assets

*    See note on Summary of Presentation Changes

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                       CONSOLIDATED STATEMENTS OF INCOME
                    ($ IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                        2003
                                                            -----------------------------------------------------------
                                                               4TH QTR       3RD QTR          2ND QTR        1ST QTR
                                                            -----------------------------------------------------------
INTEREST INCOME:
 Loans                                                      $   1,319,958  $   1,456,575   $   1,409,904  $   1,398,244
 Securities:
  Taxable                                                          67,721         67,650          85,957         96,976
  Exempt from Federal income taxes                                  8,360          8,424           8,579          8,564
  Dividends                                                         4,504          4,425           6,283          5,192
 Federal funds sold and security resale agreements                    813            827             612            504
 Other investments                                                  8,264          9,272           9,698         10,516
                                                            -----------------------------------------------------------
   TOTAL INTEREST INCOME                                        1,409,620      1,547,173       1,521,033      1,519,996

INTEREST EXPENSE:
 Deposits                                                         199,900        213,127         234,353        244,351
 Federal funds borrowed and security
   repurchase agreements                                           19,797         30,330          40,685         41,585
 Borrowed funds                                                     2,396          2,678           4,600          8,998
 Long-term debt                                                   152,365        157,067         145,813        131,771
                                                            -----------------------------------------------------------
   TOTAL INTEREST EXPENSE                                         374,458        403,202         425,451        426,705

   NET INTEREST INCOME                                          1,035,162      1,143,971       1,095,582      1,093,291
 Provision for loan losses                                        147,991        107,047         183,147        200,233
                                                            -----------------------------------------------------------
   NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES            887,171      1,036,924         912,435        893,058

NONINTEREST INCOME:
 Mortgage banking revenue - as restated*                          451,252        (26,883)        426,924        630,733
 Deposit service charges                                          146,265        144,940         142,126        134,736
 Payment processing revenue                                       134,913        124,517         113,047        105,411
 Trust and investment management fees                              72,003         72,403          77,310         69,359
 Card-related fees                                                 42,003         41,827          44,036         41,081
 Brokerage revenue                                                 31,400         32,776          33,428         24,476
 Other                                                            102,671         94,941         143,634         97,520
                                                            -----------------------------------------------------------
   TOTAL FEES AND OTHER INCOME - AS RESTATED*                     980,507        484,521         980,505      1,103,316
 Securities gains (losses), net                                    10,177          5,398          31,407            170
                                                            -----------------------------------------------------------
   TOTAL NONINTEREST INCOME - AS RESTATED*                        990,684        489,919       1,011,912      1,103,486

NONINTEREST EXPENSE:
 Salaries, benefits, and other personnel                          541,174        571,059         542,291        561,162
 Equipment                                                         75,508         58,458          62,763         64,692
 Net occupancy                                                     61,229         57,323          56,081         58,356
 Third-party services                                              88,227         70,739          70,838         65,544
 Card processing                                                   60,379         54,194          51,194         52,326
 Marketing and public relations                                    29,726         22,259          66,272         17,312
 Other                                                            189,161        173,584         176,798        189,474
                                                            -----------------------------------------------------------
   TOTAL NONINTEREST EXPENSE                                    1,045,404      1,007,616       1,026,237      1,008,866

INCOME BEFORE INCOME TAX EXPENSE - AS RESTATED*                   832,451        519,227         898,110        987,678
INCOME TAX EXPENSE - AS RESTATED*                                 288,335        175,590         312,302        344,175
                                                            -----------------------------------------------------------
   NET INCOME - AS RESTATED*                                $     544,116  $     343,637   $     585,808  $     643,503
                                                            ===========================================================

NET INCOME PER COMMON SHARE:
   Basic - as restated*                                     $         .89  $         .56   $         .96  $        1.05
   Diluted - as restated*                                             .88            .56             .94           1.05

AVERAGE COMMON SHARES:
   Basic                                                      607,623,840    613,574,321     612,119,565    611,521,806
   Diluted                                                    612,711,761    618,968,822     618,384,192    615,578,784

MEMO:
Tax-equivalent net interest income                          $   1,041,905  $   1,150,765   $   1,102,248  $   1,100,728
Net income available to common stockholders - as restated*        544,116        343,637         585,808        643,503

                                                                                         2002
                                                             -----------------------------------------------------------
                                                                4TH QTR         3RD QTR       2ND QTR         1ST QTR
                                                             -----------------------------------------------------------
INTEREST INCOME:
 Loans                                                       $   1,391,127   $   1,306,486  $   1,284,830  $   1,351,519
 Securities:
  Taxable                                                          115,690         109,454        123,968        124,984
  Exempt from Federal income taxes                                   8,846           9,006          9,143          9,291
  Dividends                                                          9,346           9,008          8,330          8,507
 Federal funds sold and security resale agreements                     554             464            474            518
 Other investments                                                   7,891           8,506          9,171          8,807
                                                             -----------------------------------------------------------
   TOTAL INTEREST INCOME                                         1,533,454       1,442,924      1,435,916      1,503,626

INTEREST EXPENSE:
 Deposits                                                          275,853         283,800        287,481        301,244
 Federal funds borrowed and security
   repurchase agreements                                            41,749          34,511         32,241         41,929
 Borrowed funds                                                     12,003           7,147          4,969         13,256
 Long-term debt                                                    129,768         146,322        148,588        149,680
                                                             -----------------------------------------------------------
   TOTAL INTEREST EXPENSE                                          459,373         471,780        473,279        506,109

   NET INTEREST INCOME                                           1,074,081         971,144        962,637        997,517
 Provision for loan losses                                         158,638         169,164        165,476        188,640
                                                             -----------------------------------------------------------
   NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES             915,443         801,980        797,161        808,877

NONINTEREST INCOME:
 Mortgage banking revenue - as restated*                            44,739         132,983        217,402        195,217
 Deposit service charges                                           136,740         132,270        125,763        118,787
 Payment processing revenue                                        116,976         113,513        111,707        108,841
 Trust and investment management fees                               70,740          73,936         85,136         77,575
 Card-related fees                                                  45,744          47,212         31,873         32,136
 Brokerage revenue                                                  25,770          24,986         30,762         27,067
 Other                                                              87,439          50,755         96,575        131,238
                                                             -----------------------------------------------------------
   TOTAL FEES AND OTHER INCOME - AS RESTATED*                      528,148         575,655        699,218        690,861
 Securities gains (losses), net                                    (16,630)            157         44,033         53,532
                                                             -----------------------------------------------------------
   TOTAL NONINTEREST INCOME - AS RESTATED*                         511,518         575,812        743,251        744,393

NONINTEREST EXPENSE:
 Salaries, benefits, and other personnel                           527,242         448,517        445,393        444,328
 Equipment                                                          65,140          56,667         61,325         62,299
 Net occupancy                                                      58,851          56,035         55,334         54,824
 Third-party services                                               71,159          54,671         59,668         53,585
 Card processing                                                    54,000          50,963         52,112         53,816
 Marketing and public relations                                     19,140          25,402         75,447         26,149
 Other                                                             215,115         177,921        224,643        179,888
                                                             -----------------------------------------------------------
   TOTAL NONINTEREST EXPENSE                                     1,010,647         870,176        973,922        874,889

INCOME BEFORE INCOME TAX EXPENSE - AS RESTATED*                    416,314         507,616        566,490        678,381
INCOME TAX EXPENSE - AS RESTATED*                                  136,242         161,313        192,353        232,250
                                                             -----------------------------------------------------------
   NET INCOME - AS RESTATED*                                 $     280,072   $     346,303  $     374,137  $     446,131
                                                             ===========================================================

NET INCOME PER COMMON SHARE:
   Basic - as restated*                                      $         .46   $         .56  $         .62  $         .73
   Diluted - as restated*                                              .46             .56            .60            .73

AVERAGE COMMON SHARES:
   Basic                                                       611,896,075     611,638,832    609,336,050    607,815,387
   Diluted                                                     615,971,640     617,850,460    616,793,457    614,041,768

MEMO:
Tax-equivalent net interest income                           $   1,081,175   $     978,851  $     970,357  $   1,005,350
Net income available to common stockholders - as restated*         280,072         346,302        374,127        446,121

                                                                              FOR THE YEAR
                                                              -------------------------------------------
                                                                  2003           2002           2001
                                                              -------------------------------------------
INTEREST INCOME:
 Loans                                                        $   5,584,681  $   5,333,962  $   5,863,785
 Securities:
  Taxable                                                           318,304        474,096        433,115
  Exempt from Federal income taxes                                   33,927         36,286         39,800
  Dividends                                                          20,404         35,191         45,201
 Federal funds sold and security resale agreements                    2,756          2,010          4,317
 Other investments                                                   37,750         34,375         28,534
                                                              -------------------------------------------
   TOTAL INTEREST INCOME                                          5,997,822      5,915,920      6,414,752

INTEREST EXPENSE:
 Deposits                                                           891,731      1,148,378      1,777,731
 Federal funds borrowed and security
   repurchase agreements                                            132,397        150,430        297,374
 Borrowed funds                                                      18,672         37,375         63,987
 Long-term debt                                                     587,016        574,358        836,811
                                                              -------------------------------------------
   TOTAL INTEREST EXPENSE                                         1,629,816      1,910,541      2,975,903

   NET INTEREST INCOME                                            4,368,006      4,005,379      3,438,849
 Provision for loan losses                                          638,418        681,918        605,295
                                                              -------------------------------------------
   NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES            3,729,588      3,323,461      2,833,554

NONINTEREST INCOME:
 Mortgage banking revenue - as restated*                          1,482,026        590,341        525,312
 Deposit service charges                                            568,067        513,560        469,326
 Payment processing revenue                                         477,888        451,037        464,627
 Trust and investment management fees                               291,075        307,387        319,825
 Card-related fees                                                  168,947        156,965        169,453
 Brokerage revenue                                                  122,080        108,585         97,505
 Other                                                              438,766        366,007        486,973
                                                              -------------------------------------------
   TOTAL FEES AND OTHER INCOME - AS RESTATED*                     3,548,849      2,493,882      2,533,021
 Securities gains (losses), net                                      47,152         81,092        144,802
                                                              -------------------------------------------
   TOTAL NONINTEREST INCOME - AS RESTATED*                        3,596,001      2,574,974      2,677,823

NONINTEREST EXPENSE:
 Salaries, benefits, and other personnel                          2,215,686      1,865,480      1,710,309
 Equipment                                                          261,421        245,431        238,956
 Net occupancy                                                      232,989        225,044        212,780
 Third-party services                                               295,348        239,083        203,762
 Card processing                                                    218,093        210,891        198,928
 Marketing and public relations                                     135,569        146,138         71,348
 Other                                                              729,017        797,567        708,793
                                                              -------------------------------------------
   TOTAL NONINTEREST EXPENSE                                      4,088,123      3,729,634      3,344,876

INCOME BEFORE INCOME TAX EXPENSE - AS RESTATED*                   3,237,466      2,168,801      2,166,501
INCOME TAX EXPENSE - AS RESTATED*                                 1,120,402        722,158        778,393
                                                              -------------------------------------------
   NET INCOME - AS RESTATED*                                  $   2,117,064  $   1,446,643  $   1,388,108
                                                              ===========================================

NET INCOME PER COMMON SHARE:
   Basic - as restated*                                       $        3.46  $        2.37  $        2.30
   Diluted - as restated*                                              3.43           2.35           2.27

AVERAGE COMMON SHARES:
   Basic                                                        611,205,682    610,186,786    603,611,073
   Diluted                                                      616,410,043    616,174,238    611,936,906

MEMO:
Tax-equivalent net interest income                            $   4,395,646  $   4,035,733  $   3,472,195
Net income available to common stockholders - as restated*        2,117,064      1,446,622      1,387,092

*    See note on Summary of Presentation Changes

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                     CONSOLIDATED PERIOD-END BALANCE SHEETS
                                ($ IN THOUSANDS)

                                                                                             2003
                                                               -------------------------------------------------------------
                                                                  4TH QTR         3RD QTR         2ND QTR        1ST QTR
                                                               -------------------------------------------------------------
ASSETS
  Cash and demand balances due from banks                      $   3,595,706   $   3,602,298   $   4,042,648   $   3,767,425
  Federal funds sold and security resale agreements                  162,347         131,062          81,574          68,616
  Securities available for sale, at fair value                     6,865,616       6,755,118       7,377,350       8,464,144
  Other investments                                                  830,887         769,141         842,893         498,148
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                        16,300          15,591          12,591          12,591
    Mortgage - as restated*                                       14,497,277      23,599,767      26,783,635      21,727,600
    Automobile                                                       853,982               -               -               -
    Credit card                                                            -               -               -               -
                                                               -------------------------------------------------------------
      TOTAL LOANS HELD FOR SALE
        OR SECURITIZATION - AS RESTATED*                          15,367,559      23,615,358      26,796,226      21,740,191
PORTFOLIO LOANS:
    Commercial                                                    19,164,326      20,934,229      21,837,932      22,824,571
    Commercial construction                                        2,289,429       2,524,598       2,341,879       2,304,061
    Real estate - commercial                                       9,827,877       9,495,261       9,462,072       9,507,893
    Real estate - residential                                     27,393,711      24,330,916      23,009,187      21,820,145
    Home equity lines of credit                                   10,950,356      10,074,306       9,124,178       8,393,176
    Credit card and other unsecured lines of credit                2,324,198       2,178,703       2,124,368       2,023,065
    Other consumer                                                 7,328,956       8,217,497       7,939,113       8,060,075
                                                               -------------------------------------------------------------
      TOTAL PORTFOLIO LOANS                                       79,278,853      77,755,510      75,838,729      74,932,986
    Allowance for loan losses                                     (1,125,329)     (1,129,633)     (1,147,098)     (1,128,249)
                                                               -------------------------------------------------------------
      NET PORTFOLIO LOANS                                         78,153,524      76,625,877      74,691,631      73,804,737
  Properties and equipment                                         1,125,526       1,113,714       1,106,705       1,032,617
  Other real estate owned                                             99,418         110,380         103,685         115,739
  Mortgage servicing assets - as restated *                        1,298,417       1,136,987         733,420         813,312
  Goodwill                                                         1,103,340       1,103,271       1,102,799       1,078,281
  Other intangible assets                                             62,475          68,631          74,502          69,193
  Derivative assets                                                1,349,259       1,785,967       1,819,917       1,469,869
  Accrued income and other assets                                  3,919,386       4,140,183       4,569,239       4,571,984
                                                               -------------------------------------------------------------
      TOTAL ASSETS - AS RESTATED*                              $ 113,933,460   $ 120,957,987   $ 123,342,589   $ 117,494,256
                                                               =============================================================
LIABILITIES
  DEPOSITS:
    Noninterest bearing                                        $  16,585,367   $  16,828,794   $  19,238,413   $  16,878,935
    NOW and money market accounts                                 26,849,261      26,256,752      25,415,374      24,361,618
    Savings accounts                                               2,353,721       2,373,289       2,426,424       2,437,801
    Consumer time                                                 13,133,909      13,221,476      13,646,875      14,179,957
                                                               -------------------------------------------------------------
      CORE DEPOSITS                                               58,922,258      58,680,311      60,727,086      57,858,311
    Other                                                            924,969       2,731,341       2,440,785       2,945,649
    Foreign                                                        4,082,803       8,864,227       3,602,917       5,093,320
                                                               -------------------------------------------------------------
      TOTAL DEPOSITS                                              63,930,030      70,275,879      66,770,788      65,897,280
  Federal funds borrowed and security
      repurchase agreements                                        6,693,916       8,637,604      12,112,317      12,744,562
  Borrowed funds                                                   6,615,460       1,472,746       2,667,925       1,735,932
  Long-term debt                                                  23,666,292      27,304,153      27,938,252      23,972,172
  Derivative liabilities                                             875,737       1,246,371       1,416,132         989,625
  Accrued expenses and other liabilities - as restated*            2,823,354       2,953,390       3,407,266       3,567,522
                                                               -------------------------------------------------------------
      TOTAL LIABILITIES - AS RESTATED*                           104,604,789     111,890,143     114,312,680     108,907,093
STOCKHOLDERS' EQUITY
  Preferred stock                                                          -               -               -               -
  Common stock                                                     2,423,985       2,436,547       2,453,705       2,443,888
  Capital surplus                                                  1,116,279       1,079,072       1,057,467       1,002,194
  Retained earnings - as restated*                                 5,723,720       5,502,147       5,484,430       5,085,060
  Accumulated other comprehensive income                              64,687          50,078          34,307          56,021
                                                               -------------------------------------------------------------
    TOTAL STOCKHOLDERS' EQUITY - AS RESTATED*                      9,328,671       9,067,844       9,029,909       8,587,163
                                                               -------------------------------------------------------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY - AS RESTATED*  $ 113,933,460   $ 120,957,987   $ 123,342,589   $ 117,494,256
                                                               =============================================================

COMMON SHARES OUTSTANDING                                        605,996,120     609,136,762     613,426,098     610,971,942

MEMO:
Noninterest bearing mortgage banking principal
  and interest (P&I) balances                                  $   2,394,020   $   2,993,448   $   4,759,275   $   3,577,713
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances                                           860,045       1,018,593         928,275         801,459
Noninterest bearing deposits excluding P&I and T&I balances       13,331,302      12,816,753      13,550,863      12,499,763
Core deposits excluding P&I and T&I balances                      55,668,193      54,668,270      55,039,536      53,479,139

                                                                                            2002
                                                                -------------------------------------------------------------
                                                                   4TH QTR         3RD QTR         2ND QTR         1ST QTR
                                                                -------------------------------------------------------------
ASSETS
  Cash and demand balances due from banks                       $   3,756,426   $   4,106,687   $   3,367,210   $   2,859,394
  Federal funds sold and security resale agreements                   136,343          95,895          86,285          67,994
  Securities available for sale, at fair value                      9,211,268      10,487,124       8,800,004       9,036,019
  Other investments                                                   869,147         761,248         728,936         744,981
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                         14,840          27,973               -               -
    Mortgage - as restated*                                        24,486,524      15,783,350       9,796,496      12,296,059
    Automobile                                                              -               -               -               -
    Credit card                                                             -               -               -               -
                                                                -------------------------------------------------------------
      TOTAL LOANS HELD FOR SALE
        OR SECURITIZATION - AS RESTATED*                           24,501,364      15,811,323       9,796,496      12,296,059
PORTFOLIO LOANS:
    Commercial                                                     22,631,724      24,571,513      24,143,487      24,525,742
    Commercial construction                                         2,090,336       1,452,849       1,305,491       1,207,856
    Real estate - commercial                                        9,384,851       8,076,473       7,978,960       7,868,692
    Real estate - residential                                      19,972,549      16,404,069      15,454,101      15,215,099
    Home equity lines of credit                                     8,062,199       7,617,672       7,009,400       6,320,135
    Credit card and other unsecured lines of credit                 2,030,024       1,915,547       1,870,138       1,731,075
    Other consumer                                                  7,962,729      10,993,697      10,912,771      11,220,717
                                                                -------------------------------------------------------------
      TOTAL PORTFOLIO LOANS                                        72,134,412      71,031,820      68,674,348      68,089,316
    Allowance for loan losses                                      (1,098,588)     (1,079,773)     (1,030,487)     (1,000,043)
                                                                -------------------------------------------------------------
      NET PORTFOLIO LOANS                                          71,035,824      69,952,047      67,643,861      67,089,273
  Properties and equipment                                          1,036,937       1,031,098       1,042,933       1,059,445
  Other real estate owned                                             114,931         104,587          89,365          65,562
  Mortgage servicing assets - as restated *                           615,193         690,615       1,068,400       1,363,860
  Goodwill                                                          1,078,281       1,078,281       1,078,281       1,078,281
  Other intangible assets                                              74,573          79,438          80,500          83,919
  Derivative assets                                                 1,468,381       1,048,665         765,193         493,847
  Accrued income and other assets                                   4,122,722       4,024,139       4,553,245       3,839,050
                                                                -------------------------------------------------------------
      TOTAL ASSETS - AS RESTATED*                               $ 118,021,390   $ 109,271,147   $  99,100,709   $ 100,077,684
                                                                =============================================================
LIABILITIES
  DEPOSITS:
    Noninterest bearing                                         $  16,156,081   $  15,616,730   $  13,674,346   $  12,600,160
    NOW and money market accounts                                  23,022,449      21,325,533      20,239,550      19,786,170
    Savings accounts                                                2,477,067       2,499,922       2,596,261       2,629,316
    Consumer time                                                  14,686,005      14,985,661      15,253,091      15,180,008
                                                                -------------------------------------------------------------
      CORE DEPOSITS                                                56,341,602      54,427,846      51,763,248      50,195,654
    Other                                                           3,403,827       3,128,856       3,239,652       3,837,062
    Foreign                                                         5,373,339       3,077,867       2,311,938       4,268,676
                                                                -------------------------------------------------------------
      TOTAL DEPOSITS                                               65,118,768      60,634,569      57,314,838      58,301,392
  Federal funds borrowed and security
      repurchase agreements                                         6,528,258       6,068,559       5,212,463      10,586,323
  Borrowed funds                                                   11,493,909       9,802,372       6,659,291       1,109,360
  Long-term debt                                                   22,730,295      21,198,090      19,104,451      19,690,454
  Derivative liabilities                                            1,243,544         730,231         495,966         315,077
  Accrued expenses and other liabilities - as restated*             2,745,559       2,726,994       2,384,560       2,402,867
                                                                -------------------------------------------------------------
      TOTAL LIABILITIES - AS RESTATED*                            109,860,333     101,160,815      91,171,569      92,405,473
STOCKHOLDERS' EQUITY
  Preferred stock                                                           -               -             698             698
  Common stock                                                      2,445,966       2,448,721       2,441,917       2,433,582
  Capital surplus                                                     989,346         982,552         964,599         930,865
  Retained earnings - as restated*                                  4,658,565       4,591,280       4,431,500       4,236,947
  Accumulated other comprehensive income                               67,180          87,779          90,426          70,119
                                                                -------------------------------------------------------------
    TOTAL STOCKHOLDERS' EQUITY - AS RESTATED*                       8,161,057       8,110,332       7,929,140       7,672,211
                                                                -------------------------------------------------------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY - AS RESTATED*   $ 118,021,390   $ 109,271,147   $  99,100,709   $ 100,077,684
                                                                =============================================================

COMMON SHARES OUTSTANDING                                         611,491,359     612,180,011     610,479,248     608,395,463

MEMO:
Noninterest bearing mortgage banking principal
  and interest (P&I) balances
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances
Noninterest bearing deposits excluding P&I and T&I balances
Core deposits excluding P&I and T&I balances

*    See note on Summary of Presentation Changes

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                       CONSOLIDATED AVERAGE BALANCE SHEETS
                                 ($ IN MILLIONS)

                                                                                             2003
                                                                   ------------------------------------------------------
                                                                    4TH QTR        3RD QTR        2ND QTR        1ST QTR
                                                                   ------------------------------------------------------
ASSETS
EARNING ASSETS:
  PORTFOLIO LOANS:
    Commercial                                                     $  20,022      $  21,152      $  22,001      $  22,415
    Commercial construction                                            2,445          2,425          2,318          2,181
    Real estate - commercial                                           9,587          9,450          9,475          9,420
    Real estate - residential                                         25,564         24,088         22,469         21,025
    Home equity lines of credit                                       10,410          9,612          8,761          8,152
    Credit card  and other unsecured lines of credit                   2,330          2,170          2,084          2,033
    Other consumer                                                     7,543          8,167          7,957          7,957
                                                                   ------------------------------------------------------
      TOTAL PORTFOLIO LOANS                                           77,901         77,064         75,065         73,183
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                            13             13             13             14
    Mortgage                                                          17,060         27,023         24,105         22,510
    Automobile                                                           607              -              -              -
    Credit card                                                            -              -              -              -
                                                                   ------------------------------------------------------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION                     17,680         27,036         24,118         22,524
  Securities available for sale, at cost                               6,534          6,667          7,397          8,295
  Federal funds sold and security resale agreements                      275            272            142            118
  Other investments                                                      828            945            633            665
                                                                   ------------------------------------------------------
      TOTAL EARNING ASSETS                                           103,218        111,984        107,355        104,785
Allowance for loan losses                                             (1,125)        (1,144)        (1,127)        (1,101)
Fair value appreciation of securities available for sale                 201            202            302            324
Cash and demand balances due from banks                                3,173          3,554          3,465          3,376
Properties and equipment                                               1,128          1,115          1,049          1,038
Other real estate owned                                                  105            107            110            115
Mortgage servicing assets - as restated*                               1,271          1,225            801            762
Goodwill                                                               1,103          1,103          1,084          1,078
Other intangible assets                                                   65             71             69             72
Derivative assets                                                        854            544          1,077            935
Accrued income and other assets - as restated*                         4,473          4,890          4,850          4,934
                                                                   ------------------------------------------------------
      TOTAL ASSETS - AS RESTATED*                                  $ 114,466      $ 123,651      $ 119,035      $ 116,318
                                                                   ======================================================

LIABILITIES
DEPOSITS:
  Noninterest bearing                                              $  16,089      $  19,408      $  17,596      $  15,689
  NOW and money market accounts                                       26,845         26,091         25,045         23,489
  Savings accounts                                                     2,367          2,422          2,447          2,458
  Consumer time                                                       13,178         13,337         13,972         14,451
                                                                   ------------------------------------------------------
    CORE DEPOSITS                                                     58,479         61,258         59,060         56,087
  Brokered retail CDs                                                    836          2,502          2,601          2,871
  Other                                                                  369            739            606            499
  Foreign                                                              7,260          7,186          6,950          6,602
                                                                   ------------------------------------------------------
    TOTAL DEPOSITS                                                    66,944         71,685         69,217         66,059
Federal funds borrowed and security
   repurchase agreements                                               8,754         10,660         11,953         12,306
Borrowed funds                                                           992          1,087          1,527          2,636
Long-term debt                                                        25,056         27,569         23,914         22,826
Derivative liabilities                                                   431            511            680            574
Accrued expenses and other liabilities - as restated*                  2,899          2,968          2,958          3,388
                                                                   ------------------------------------------------------
    TOTAL LIABILITIES - AS RESTATED*                                 105,076        114,480        110,249        107,789
STOCKHOLDERS' EQUITY
  Preferred                                                                -              -              -              -
  Common - as restated*                                                9,390          9,171          8,786          8,529
                                                                   ------------------------------------------------------
    TOTAL STOCKHOLDERS' EQUITY - AS RESTATED*                          9,390          9,171          8,786          8,529
                                                                   ------------------------------------------------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY - AS RESTATED*      $ 114,466      $ 123,651      $ 119,035      $ 116,318
                                                                   ======================================================

MEMO:
Noninterest bearing mortgage banking principal
  and interest (P&I) balances                                      $   2,646      $   5,738      $   4,692      $   3,457
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances                                             1,048          1,050            957            761
Noninterest bearing deposits excluding P&I and T&I balances           12,395         12,620         11,947         11,471
Core deposits excluding P&I and T&I balances                          54,785         54,470         53,411         51,869

                                                                                             2002
                                                                   ------------------------------------------------------
                                                                    4TH QTR        3RD QTR        2ND QTR        1ST QTR
                                                                   ------------------------------------------------------
ASSETS
EARNING ASSETS:
  PORTFOLIO LOANS:
    Commercial                                                     $  23,696      $  23,466      $  23,888      $  24,881
    Commercial construction                                            1,628          1,397          1,239          1,252
    Real estate - commercial                                           8,383          8,037          7,909          7,682
    Real estate - residential                                         16,717         15,895         15,161         14,932
    Home equity lines of credit                                        7,857          7,316          6,679          6,066
    Credit card  and other unsecured lines of credit                   1,958          1,910          1,810          1,780
    Other consumer                                                    11,052         10,924         11,244         11,336
                                                                   ------------------------------------------------------
      TOTAL PORTFOLIO LOANS                                           71,291         68,945         67,930         67,929
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                            21             18              -              4
    Mortgage                                                          19,655         11,833         10,343         13,862
    Automobile                                                             -              -              -          1,007
    Credit card                                                            -              -              -            142
                                                                   ------------------------------------------------------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION                     19,676         11,851         10,343         15,015
  Securities available for sale, at cost                               9,484          8,336          8,660          8,834
  Federal funds sold and security resale agreements                      117             87             93             95
  Other investments                                                      747            795            771            705
                                                                   ------------------------------------------------------
      TOTAL EARNING ASSETS                                           101,315         90,014         87,797         92,578
Allowance for loan losses                                             (1,079)        (1,031)        (1,000)        (1,021)
Fair value appreciation of securities available for sale                 318            299            208            188
Cash and demand balances due from banks                                3,458          3,126          2,855          2,937
Properties and equipment                                               1,040          1,048          1,061          1,085
Other real estate owned                                                  110             97             77             65
Mortgage servicing assets - as restated*                                 774          1,052          1,224          1,225
Goodwill                                                               1,078          1,078          1,078          1,078
Other intangible assets                                                   77             81             79             86
Derivative assets                                                        860            739            520            380
Accrued income and other assets - as restated*                         4,582          4,551          4,007          3,507
                                                                   ------------------------------------------------------
    TOTAL ASSETS - AS RESTATED*                                    $ 112,533      $ 101,054      $  97,906      $ 102,108
                                                                   ======================================================

LIABILITIES
DEPOSITS:
  Noninterest bearing                                              $  15,710      $  13,864      $  12,760      $  12,366
  NOW and money market accounts                                       22,385         21,006         20,119         19,411
  Savings accounts                                                     2,488          2,543          2,622          2,594
  Consumer time                                                       14,811         15,122         15,209         15,119
                                                                   ------------------------------------------------------
    CORE DEPOSITS                                                     55,394         52,535         50,710         49,490
  Brokered retail CDs                                                  2,870          2,500          2,644          3,609
  Other                                                                  545            565            818            920
  Foreign                                                              7,264          5,781          5,372          6,792
                                                                   ------------------------------------------------------
    TOTAL DEPOSITS                                                    66,073         61,381         59,544         60,811
Federal funds borrowed and security
   repurchase agreements                                              10,643          7,798          7,298          9,402
Borrowed funds                                                         3,169          1,784          1,201          3,480
Long-term debt                                                        21,175         18,985         19,432         18,615
Derivative liabilities                                                   547            459            293            313
Accrued expenses and other liabilities - as restated*                  2,637          2,462          2,261          1,958
                                                                   ------------------------------------------------------
    TOTAL LIABILITIES - AS RESTATED*                                 104,244         92,869         90,029         94,579
STOCKHOLDERS' EQUITY
  Preferred                                                                -              -              1              1
  Common - as restated*                                                8,289          8,185          7,876          7,528
                                                                   ------------------------------------------------------
    TOTAL STOCKHOLDERS' EQUITY - AS RESTATED*                          8,289          8,185          7,877          7,529
                                                                   ------------------------------------------------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY - AS RESTATED*      $ 112,533      $ 101,054      $  97,906      $ 102,108
                                                                   ======================================================

MEMO:
Noninterest bearing mortgage banking principal
  and interest (P&I) balances                                      $   3,444      $   2,090      $   1,291      $   1,320
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances                                               791            824            680            530
Noninterest bearing deposits excluding P&I and T&I balances           11,475         10,950         10,789         10,516
Core deposits excluding P&I and T&I balances                          51,159         49,621         48,739         47,640

                                                                                FOR THE YEAR
                                                                   ---------------------------------------
                                                                      2003           2002           2001
                                                                   ---------------------------------------
ASSETS
EARNING ASSETS:
  PORTFOLIO LOANS:
    Commercial                                                     $  21,390      $  23,978      $  26,010
    Commercial construction                                            2,343          1,380          1,262
    Real estate - commercial                                           9,483          8,005          6,788
    Real estate - residential                                         23,301         15,682         14,007
    Home equity lines of credit                                        9,241          6,986          5,215
    Credit card  and other unsecured lines of credit                   2,155          1,865          2,164
    Other consumer                                                     7,906         11,136         12,198
                                                                   ---------------------------------------
      TOTAL PORTFOLIO LOANS                                           75,819         69,032         67,644
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                            13             11             19
    Mortgage                                                          22,671         13,933          7,789
    Automobile                                                           153            248            120
    Credit card                                                            0             35             33
                                                                   ---------------------------------------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION                     22,837         14,227          7,961
  Securities available for sale, at cost                               7,217          8,828          8,710
  Federal funds sold and security resale agreements                      202             96            111
  Other investments                                                      771            758            411
                                                                   ---------------------------------------
      TOTAL EARNING ASSETS                                           106,846         92,941         84,837
Allowance for loan losses                                             (1,124)        (1,033)          (975)
Fair value appreciation of securities available for sale                 257            255            167
Cash and demand balances due from banks                                3,392          3,096          3,082
Properties and equipment                                               1,083          1,058          1,077
Other real estate owned                                                  109             88             51
Mortgage servicing assets - as restated*                               1,017          1,067            908
Goodwill                                                               1,092          1,078          1,101
Other intangible assets                                                   69             81             82
Derivative assets                                                        851            625            286
Accrued income and other assets - as restated*                         4,785          4,167          2,468
                                                                   ---------------------------------------
    TOTAL ASSETS - AS RESTATED*                                    $ 118,377      $ 103,423      $  93,084
                                                                   =======================================

LIABILITIES
DEPOSITS:
  Noninterest bearing                                              $  17,203      $  13,685      $  11,622
  NOW and money market accounts                                       25,378         20,740         18,120
  Savings accounts                                                     2,423          2,561          2,713
  Consumer time                                                       13,729         15,064         15,332
                                                                   ---------------------------------------
    CORE DEPOSITS                                                     58,733         52,050         47,787
  Brokered retail CDs                                                  2,198          2,902          4,629
  Other                                                                  554            711          1,173
  Foreign                                                              7,002          6,302          4,319
                                                                   ---------------------------------------
    TOTAL DEPOSITS                                                    68,487         61,965         57,908
Federal funds borrowed and security
   repurchase agreements                                              10,908          8,786          8,524
Borrowed funds                                                         1,556          2,406          1,748
Long-term debt                                                        24,854         19,558         16,415
Derivative liabilities                                                   548            404            219
Accrued expenses and other liabilities - as restated*                  3,052          2,331          1,296
                                                                   ---------------------------------------
    TOTAL LIABILITIES - AS RESTATED*                                 109,405         95,450         86,110
STOCKHOLDERS' EQUITY
  Preferred                                                                -              -             19
  Common - as restated*                                                8,972          7,973          6,955
                                                                   ---------------------------------------
    TOTAL STOCKHOLDERS' EQUITY - AS RESTATED*                          8,972          7,973          6,974
                                                                   ---------------------------------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY - AS RESTATED*      $ 118,377      $ 103,423      $  93,084
                                                                   =======================================

MEMO:
Noninterest bearing mortgage banking principal
  and interest (P&I) balances                                      $   4,136      $   2,042      $   1,050
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances                                               955            707            455
Noninterest bearing deposits excluding P&I and T&I balances           12,112         10,936         10,117
Core deposits excluding P&I and T&I balances                          53,642         49,301         46,282

* See note on Summary of Presentation Changes

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            SELECTED AVERAGE BALANCES
                                 ($ IN MILLIONS)

                                                                                                       2003
                                                                                   -------------------------------------------
                                                                                   4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                                                                   -------------------------------------------
AVERAGE MORTGAGE LOANS HELD FOR SALE
National City Mortgage Co.                                                         $15,355     $25,933     $23,079     $21,685
First Franklin                                                                       1,388       1,080       1,026         825
National City Home Loan Services (formerly Altegra)                                    317          10           -           -
                                                                                   -------------------------------------------
     TOTAL MORTGAGE LOANS HELD FOR SALE                                            $17,060     $27,023     $24,105     $22,510
                                                                                   ===========================================
SELECTED AVERAGE PORTFOLIO LOAN BALANCES
DEALER(1)
   Floorplan loans (commercial)                                                    $   727     $   722     $   812     $   781
   Automobile leases (other consumer)                                                  188         270         379         518
   Installment loans (other consumer)                                                6,368       6,307       6,034       5,828
                                                                                   -------------------------------------------
     TOTAL DEALER                                                                  $ 7,283     $ 7,299     $ 7,225     $ 7,127
                                                                                   ===========================================
FIRST FRANKLIN/ALTEGRA NONCONFORMING (real estate-residential)(2)
   Altegra/Loan Zone originated loans                                              $   845     $ 1,621     $ 1,799     $ 1,982
   First Franklin originated loans                                                  14,219      12,290      11,000      10,004
                                                                                   -------------------------------------------
     TOTAL FIRST FRANKLIN/ALTEGRA NONCONFORMING                                    $15,064     $13,911     $12,799     $11,986
                                                                                   ===========================================
EDUCATION FINANCE(1)
   Student loans (other consumer)                                                  $   716     $   471     $   600     $   750
   Commercial loan (commercial)                                                        417         298         352         749
                                                                                   -------------------------------------------
     TOTAL EDUCATION FINANCE                                                       $ 1,133     $   769     $   952     $ 1,499
                                                                                   ===========================================

NATIONAL HOME EQUITY(2)
   Home equity lines of credit                                                     $ 4,250     $ 3,527     $ 2,949     $ 2,481
   Installment loans (real estate-residential)                                       1,282       1,104       1,003         951
                                                                                   -------------------------------------------
     TOTAL NATIONAL HOME EQUITY                                                    $ 5,532     $ 4,631     $ 3,952     $ 3,432
                                                                                   ===========================================
CREDIT CARD AND OTHER UNSECURED LINES OF CREDIT(3)
   Credit card                                                                     $ 1,071     $ 1,026     $   958     $   932
   Personal lines of credit                                                            586         481         477         478
   Business lines of credit                                                            673         663         649         623
                                                                                   -------------------------------------------
     TOTAL CREDIT CARD AND OTHER UNSECURED LINES OF CREDIT                         $ 2,330     $ 2,170     $ 2,084     $ 2,033
                                                                                   ===========================================

                                                                                                       2002
                                                                                   -------------------------------------------
                                                                                   4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                                                                   -------------------------------------------
AVERAGE MORTGAGE LOANS HELD FOR SALE
National City Mortgage Co.                                                         $18,896     $11,483     $ 9,931     $13,451
First Franklin                                                                         759         350         412         411
National City Home Loan Services (formerly Altegra)                                      -           -           -           -
                                                                                   -------------------------------------------
     TOTAL MORTGAGE LOANS HELD FOR SALE                                            $19,655     $11,833     $10,343     $13,862
                                                                                   ===========================================
SELECTED AVERAGE PORTFOLIO LOAN BALANCES
DEALER(1)
   Floorplan loans (commercial)                                                    $   722     $   639     $   696     $   631
   Automobile leases (other consumer)                                                  629         791         975       1,126
   Installment loans (other consumer)                                                5,844       5,645       5,447       5,516
                                                                                   -------------------------------------------
     TOTAL DEALER                                                                  $ 7,195     $ 7,075     $ 7,118     $ 7,273
                                                                                   ===========================================
FIRST FRANKLIN/ALTEGRA NONCONFORMING (real estate-residential)(2)
   Altegra/Loan Zone originated loans                                              $ 2,182     $ 2,401     $ 2,617     $ 2,859
   First Franklin originated loans                                                   8,959       8,167       6,962       6,273
                                                                                   -------------------------------------------
     TOTAL FIRST FRANKLIN/ALTEGRA NONCONFORMING                                    $11,141     $10,568     $ 9,579     $ 9,132
                                                                                   ===========================================
EDUCATION FINANCE(1)
   Student loans (other consumer)                                                  $   474     $   377     $   746     $   771
   Commercial loan (commercial)                                                        416          41           8         467
                                                                                   -------------------------------------------
     TOTAL EDUCATION FINANCE                                                       $   890     $   418     $   754     $ 1,238
                                                                                   ===========================================

NATIONAL HOME EQUITY(2)
   Home equity lines of credit                                                     $ 2,090     $ 1,700     $ 1,335     $   981
   Installment loans (real estate-residential)                                         942         974         960         897
                                                                                   -------------------------------------------
     TOTAL NATIONAL HOME EQUITY                                                    $ 3,032     $ 2,674     $ 2,295     $ 1,878
                                                                                   ===========================================
CREDIT CARD AND OTHER UNSECURED LINES OF CREDIT(3)
   Credit card                                                                     $   879     $   846     $   767     $   762
   Personal lines of credit                                                            483         483         478         483
   Business lines of credit                                                            596         581         565         535
                                                                                   -------------------------------------------
     TOTAL CREDIT CARD AND OTHER UNSECURED LINES OF CREDIT                         $ 1,958     $ 1,910     $ 1,810     $ 1,780
                                                                                   ===========================================


                                                                                             FOR THE YEAR
                                                                                   -------------------------------
                                                                                     2003        2002        2001
                                                                                   -------------------------------
AVERAGE MORTGAGE LOANS HELD FOR SALE
National City Mortgage Co.                                                         $21,507     $13,449     $ 7,380
First Franklin                                                                       1,082         484         409
National City Home Loan Services (formerly Altegra)                                     82           -           -
                                                                                   -------------------------------
     TOTAL MORTGAGE LOANS HELD FOR SALE                                            $22,671     $13,933     $ 7,789
                                                                                   ===============================
SELECTED AVERAGE PORTFOLIO LOAN BALANCES
DEALER(1)
   Floorplan loans (commercial)                                                    $   761     $   672     $   657
   Automobile leases (other consumer)                                                  339         879       1,500
   Installment loans (other consumer)                                                6,139       5,614       6,544
                                                                                   -------------------------------
     TOTAL DEALER                                                                  $ 7,239     $ 7,165     $ 8,701
                                                                                   ===============================
FIRST FRANKLIN/ALTEGRA NONCONFORMING (real estate-residential)(2)
   Altegra/Loan Zone originated loans                                              $ 1,569     $ 2,513     $ 3,646
   First Franklin originated loans                                                  11,873       7,598       4,001
                                                                                   -------------------------------
     TOTAL FIRST FRANKLIN/ALTEGRA NONCONFORMING                                    $13,442     $10,111     $ 7,647
                                                                                   ===============================
EDUCATION FINANCE(1)
   Student loans (other consumer)                                                  $   634     $   590     $   600
   Commercial loan (commercial)                                                        453         233         361
                                                                                   -------------------------------
     TOTAL EDUCATION FINANCE                                                       $ 1,087     $   823     $   961
                                                                                   ===============================

NATIONAL HOME EQUITY(2)
   Home equity lines of credit                                                     $ 3,307     $ 1,530     $   513
   Installment loans (real estate-residential)                                       1,085         943         617
                                                                                   -------------------------------
     TOTAL NATIONAL HOME EQUITY                                                    $ 4,392     $ 2,473     $ 1,130
                                                                                   ===============================
CREDIT CARD AND OTHER UNSECURED LINES OF CREDIT(3)
   Credit card                                                                     $   997     $   814     $ 1,190
   Personal lines of credit                                                            506         481         512
   Business lines of credit                                                            652         570         462
                                                                                   -------------------------------
     TOTAL CREDIT CARD AND OTHER UNSECURED LINES OF CREDIT                         $ 2,155     $ 1,865     $ 2,164
                                                                                   ===============================

(1) Represents a division under the Consumer and Small Business Financial Services line of business

(2) Represents a division under the National Consumer Finance line of business

(3) Represents the consolidated credit card and other unsecured lines of credit portfolio

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                              SECURITIZED BALANCES
                                 ($ IN MILLIONS)

                                                                                   2003
                                                                ----------------------------------------
                                                                4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                                                ----------------------------------------
CREDIT CARD LOANS
MANAGED CREDIT CARD LOANS:

  Average balances:
     Loans held in portfolio                                    $1,071     $1,026     $  958     $  932
     Loans held for securitization                                   -          -          -          -
     Loans securitized                                           1,450      1,450      1,450      1,450
                                                                ---------------------------------------
        TOTAL AVERAGE MANAGED CREDIT CARD LOANS                 $2,521     $2,476     $2,408     $2,382
                                                                =======================================
  End of period balances:
     Loans held in portfolio                                    $1,136     $1,030     $  988     $  916
     Loans held for securitization                                   -          -          -          -
     Loans securitized                                           1,450      1,450      1,450      1,450
                                                                ---------------------------------------
        TOTAL MANAGED CREDIT CARD LOANS                         $2,586     $2,480     $2,438     $2,366
                                                                =======================================
AUTOMOBILE LOANS
MANAGED AUTOMOBILE LOANS(1):

  Average balances:
     Loans held in portfolio                                    $3,270     $3,896     $3,727     $3,578
     Loans held for securitization                                 607          -          -          -
     Loans securitized                                             530        610        698        791
                                                                ---------------------------------------
        TOTAL AVERAGE MANAGED AUTOMOBILE LOANS                  $4,407     $4,506     $4,425     $4,369
                                                                =======================================
  End of period balances:
     Loans held in portfolio                                    $2,958     $3,900     $3,808     $3,581
     Loans held for securitization                                 854          -          -          -
     Loans securitized                                             495        568        654        745
                                                                ---------------------------------------
        TOTAL MANAGED AUTOMOBILE LOANS                          $4,307     $4,468     $4,462     $4,326
                                                                =======================================

                                                                                   2002
                                                                ----------------------------------------
                                                                4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                                                ----------------------------------------
CREDIT CARD LOANS
MANAGED CREDIT CARD LOANS:

  Average balances:
     Loans held in portfolio                                    $  879     $  846     $  767     $  762
     Loans held for securitization                                   -          -          -        142
     Loans securitized                                           1,450      1,450      1,450      1,308
                                                                ---------------------------------------
        TOTAL AVERAGE MANAGED CREDIT CARD LOANS                 $2,329     $2,296     $2,217     $2,212
                                                                =======================================
  End of period balances:
     Loans held in portfolio                                    $  950     $  839     $  819     $  712
     Loans held for securitization                                   -          -          -          -
     Loans securitized                                           1,450      1,450      1,450      1,450
                                                                ---------------------------------------
        TOTAL MANAGED CREDIT CARD LOANS                         $2,400     $2,289     $2,269     $2,162
                                                                =======================================
AUTOMOBILE LOANS
MANAGED AUTOMOBILE LOANS(1):

  Average balances:
     Loans held in portfolio                                    $3,579     $3,446     $3,257     $3,343
     Loans held for securitization                                   -          -          -      1,007
     Loans securitized                                             877        969      1,060         37
                                                                ---------------------------------------
        TOTAL AVERAGE MANAGED AUTOMOBILE LOANS                  $4,456     $4,415     $4,317     $4,387
                                                                =======================================
  End of period balances:
     Loans held in portfolio                                    $3,566     $3,525     $3,306     $3,220
     Loans held for securitization                                   -          -          -          -
     Loans securitized                                             834        924      1,016      1,107
                                                                ---------------------------------------
        TOTAL MANAGED AUTOMOBILE LOANS                          $4,400     $4,449     $4,322     $4,327
                                                                =======================================

                                                                       FOR THE YEAR
                                                                ----------------------------
                                                                 2003       2002       2001
                                                                ----------------------------
CREDIT CARD LOANS
MANAGED CREDIT CARD LOANS:

  Average balances:
     Loans held in portfolio                                    $  997     $  814     $1,190
     Loans held for securitization                                   -         35         34
     Loans securitized                                           1,450      1,415        992
                                                                ----------------------------
        TOTAL AVERAGE MANAGED CREDIT CARD LOANS                 $2,447     $2,264     $2,216
                                                                ============================
  End of period balances:
     Loans held in portfolio
     Loans held for securitization
     Loans securitized

        TOTAL MANAGED CREDIT CARD LOANS

AUTOMOBILE LOANS
MANAGED AUTOMOBILE LOANS(1):

  Average balances:
     Loans held in portfolio                                    $3,618     $3,407     $4,257
     Loans held for securitization                                 153        248        120
     Loans securitized                                             656        739          -
                                                                ----------------------------
        TOTAL AVERAGE MANAGED AUTOMOBILE LOANS                  $4,427     $4,394     $4,377
                                                                ============================
  End of period balances:
     Loans held in portfolio
     Loans held for securitization
     Loans securitized

        TOTAL MANAGED AUTOMOBILE LOANS

(1) Represents managed portfolio of indirect prime automobile loans

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                          SELECTED PERIOD-END BALANCES
                                 ($ IN MILLIONS)

                                                                                                       2003
                                                                                -----------------------------------------------
                                                                                 4TH QTR      3RD QTR      2ND QTR      1ST QTR
                                                                                -----------------------------------------------
MORTGAGE LOANS HELD FOR SALE OR SECURITIZATION
  National City Mortgage Co. - as restated*                                     $ 12,755     $ 21,463     $ 25,810     $ 20,958
  First Franklin                                                                   1,742        1,187          974          770
  National City Home Loan Services (formerly Altegra)                                  -          950            -            -
                                                                                -----------------------------------------------
  TOTAL MORTGAGE LOANS HELD FOR SALE OR
    SECURITIZATION - AS RESTATED*                                               $ 14,497     $ 23,600     $ 26,784     $ 21,728
                                                                                ===============================================
BANK STOCK FUND
Cost basis of equity investments                                                $      7     $     33     $     36     $    237
Unrealized gains (losses), net                                                         1            6            8          (11)
                                                                                -----------------------------------------------
  FAIR VALUE OF INVESTMENTS                                                     $      8     $     39     $     44     $    226
                                                                                ===============================================
INTANGIBLE ASSETS
Goodwill                                                                        $  1,103     $  1,103     $  1,103     $  1,078
Core deposit intangibles                                                              15           18           22           25
Credit card intangibles                                                                3            3            3            4
Other intangibles                                                                     45           48           49           40
                                                                                -----------------------------------------------
  TOTAL INTANGIBLE ASSETS                                                       $  1,166     $  1,172     $  1,177     $  1,147
                                                                                ===============================================
MEMO:
Holding company investment in subsidiaries - as restated*                       $ 10,251     $ 10,016     $ 10,381     $ 10,432
Holding company intangible assets                                                     59           59           59           59
Double leverage ratio (1) - as restated*                                            1.11 x       1.11 x       1.16 x       1.22 x

PRINCIPAL INVESTMENTS(2)
TYPE OF INVESTMENT:
  Direct investments in public entities                                                -            -     $      1     $      1
  Direct investments in nonpublic entities                                      $    300     $    308          324          328
  Indirect investments (fund)                                                        295          286          284          264
                                                                                -----------------------------------------------
     TOTAL INVESTMENTS                                                          $    595     $    594     $    609     $    593
                                                                                ===============================================

TYPE OF SECURITY:
  Common stock                                                                  $     23     $     25     $     20     $     15
  Convertible debt and preferred stock                                                59           61           62           57
  Investments in partnerships, funds and other equity instruments                    356          352          357          348
  Mezzanine (subordinated) debt                                                      157          156          170          173
                                                                                -----------------------------------------------
     TOTAL INVESTMENTS                                                          $    595     $    594     $    609     $    593
                                                                                ===============================================
MEMO:
Commitments to fund principal investments                                       $    227     $    253     $    232     $    240

                                                                                                       2002
                                                                                --------------------------------------------------
                                                                                 4TH QTR       3RD QTR       2ND QTR       1ST QTR
                                                                                --------------------------------------------------
MORTGAGE LOANS HELD FOR SALE OR SECURITIZATION
  National City Mortgage Co. - as restated*                                     $ 23,559      $ 14,988      $  9,445      $ 11,926
  First Franklin                                                                     928           795           351           370
  National City Home Loan Services (formerly Altega)                                   -             -             -             -
                                                                                --------------------------------------------------
  TOTAL MORTGAGE LOANS HELD FOR SALE OR
    SECURITIZATION - AS RESTATED*                                               $ 24,487      $ 15,783      $  9,796      $ 12,296
                                                                                ==================================================
BANK STOCK FUND
Cost basis of equity investments                                                $     75      $    257      $    155      $    272
Unrealized gains (losses), net                                                        (4)          (40)           (2)           24
                                                                                --------------------------------------------------
  FAIR VALUE OF INVESTMENTS                                                     $     71      $    217      $    153      $    296
                                                                                ==================================================
INTANGIBLE ASSETS
Goodwill                                                                        $  1,078      $  1,078      $  1,078      $  1,078
Core deposit intangibles                                                              28            31            35            38
Credit card intangibles                                                                4             5             4             3
Other intangibles                                                                     43            44            42            43
                                                                                --------------------------------------------------
  TOTAL INTANGIBLE ASSETS                                                       $  1,153      $  1,158      $  1,159      $  1,162
                                                                                ==================================================
MEMO:
Holding company investment in subsidiaries -  as restated*                      $  9,789      $  9,425      $  9,063      $  9,289
Holding company intangible assets                                                     59            59            59            59
Double leverage ratio (1) - as restated*                                            1.21 x        1.17 x        1.15 x        1.22 x

PRINCIPAL INVESTMENTS(2)
TYPE OF INVESTMENT:
  Direct investments in public entities                                                -             -      $      1      $      1
  Direct investments in nonpublic entities                                      $    317      $    318           318           289
  Indirect investments (fund)                                                        255           249           238           220
                                                                                --------------------------------------------------
     TOTAL INVESTMENTS                                                          $    572      $    567      $    557      $    510
                                                                                ==================================================

TYPE OF SECURITY:
  Common stock                                                                  $     15      $     15      $     13      $     14
  Convertible debt and preferred stock                                                58            63            64            55
  Investments in partnerships, funds and other equity instruments                    335           329           319           297
  Mezzanine (subordinated) debt                                                      164           160           161           144
                                                                                --------------------------------------------------
     TOTAL INVESTMENTS                                                          $    572      $    567      $    557      $    510
                                                                                ==================================================
MEMO:
Commitments to fund principal investments                                       $    242      $    252      $    285      $    318

(1) Holding company investment in subsidiaries and intangible assets divided by consolidated equity

(2) Includes equity and mezzanine capital investments in nonpublic and public entities made by National City Equity Partners and National City Capital Corp., which are within the Wholesale Banking line of business. Principal investments exclude investments held in the Bank Stock Fund.

*   See note on Summary of Presentation Changes

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                   AVERAGE BALANCES/NET INTEREST INCOME/RATES
                                 ($ IN MILLIONS)

                                                                                                    2003
                                                                            ------------------------------------------------------
                                                                             4TH QTR        3RD QTR        2ND QTR        1ST QTR
                                                                            ------------------------------------------------------
AVERAGE BALANCES

ASSETS
Earning Assets:
  Loans(1):
     Commercial                                                             $  20,035      $  21,165      $  22,014      $  22,429
     Commercial construction                                                    2,445          2,425          2,318          2,181
     Real estate - commercial                                                   9,587          9,450          9,475          9,420
     Real estate - residential                                                 42,624         51,111         46,574         43,535
     Home equity lines of credit                                               10,410          9,612          8,761          8,152
     Credit card and other unsecured lines of credit                            2,330          2,170          2,084          2,033
     Other consumer                                                             8,150          8,167          7,957          7,957
                                                                            ------------------------------------------------------
       Total loans                                                             95,581        104,100         99,183         95,707
  Securities available for sale, at cost:
     Taxable                                                                    5,860          5,988          6,721          7,650
     Tax-exempt                                                                   674            679            676            645
                                                                            ------------------------------------------------------
       Total securities available for sale                                      6,534          6,667          7,397          8,295
  Federal funds sold, security resale agreements, and
     other investments                                                          1,103          1,217            775            783
                                                                            ------------------------------------------------------
  Total earning assets                                                        103,218        111,984        107,355        104,785
  Allowance for loan losses                                                    (1,125)        (1,144)        (1,127)        (1,101)
  Fair value appreciation of securities available for sale                        201            202            302            324
  Nonearning assets - as restated*                                             12,172         12,609         12,505         12,310
                                                                            ------------------------------------------------------
TOTAL ASSETS - AS RESTATED*                                                 $ 114,466      $ 123,651      $ 119,035      $ 116,318
                                                                            ======================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
  Interest bearing liabilities:
     NOW and money market accounts                                          $  26,845      $  26,091      $  25,045      $  23,489
     Savings accounts                                                           2,367          2,422          2,447          2,458
     Consumer time deposits                                                    13,178         13,337         13,972         14,451
     Other deposits                                                             1,205          3,241          3,207          3,370
     Foreign deposits                                                           7,260          7,186          6,950          6,602
     Federal funds borrowed                                                     5,765          7,632          9,054          9,171
     Security repurchase agreements                                             2,989          3,028          2,899          3,135
     Borrowed funds                                                               992          1,087          1,527          2,636
     Long-term debt                                                            25,056         27,569         23,914         22,826
                                                                            ------------------------------------------------------
  Total interest bearing liabilities                                           85,657         91,593         89,015         88,138
  Noninterest bearing deposits                                                 16,089         19,408         17,596         15,689
  Accrued interest and other liabilities - as restated*                         3,330          3,479          3,638          3,962
                                                                            ------------------------------------------------------
  TOTAL LIABILITIES - AS RESTATED*                                            105,076        114,480        110,249        107,789
  TOTAL STOCKHOLDERS' EQUITY - AS RESTATED*                                     9,390          9,171          8,786          8,529
                                                                            ------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY - AS RESTATED*                   $ 114,466      $ 123,651      $ 119,035      $ 116,318
                                                                            ======================================================

MEMO:
Interest bearing core deposits                                              $  42,390      $  41,850      $  41,464      $  40,398
Interest bearing total deposits                                                50,855         52,277         51,621         50,370
Borrowed funding and long-term debt                                            34,802         39,316         37,394         37,768

                                                                                                     2002
                                                                            ------------------------------------------------------
                                                                             4TH QTR        3RD QTR        2ND QTR        1ST QTR
                                                                            ------------------------------------------------------
AVERAGE BALANCES

ASSETS
Earning Assets:
  Loans(1):
     Commercial                                                             $  23,717      $  23,484      $  23,888      $  24,885
     Commercial construction                                                    1,628          1,397          1,239          1,252
     Real estate - commercial                                                   8,383          8,037          7,909          7,682
     Real estate - residential                                                 36,372         27,728         25,504         28,794
     Home equity lines of credit                                                7,857          7,316          6,679          6,066
     Credit card and other unsecured lines of credit                            1,958          1,910          1,810          1,922
     Other consumer                                                            11,052         10,924         11,244         12,343
                                                                            ------------------------------------------------------
       Total loans                                                             90,967         80,796         78,273         82,944
  Securities available for sale, at cost:
     Taxable                                                                    8,825          7,668          7,981          8,145
     Tax-exempt                                                                   659            668            679            689
                                                                            ------------------------------------------------------
       Total securities available for sale                                      9,484          8,336          8,660          8,834
  Federal funds sold, security resale agreements, and
     other investments                                                            864            882            864            800
                                                                            ------------------------------------------------------
  Total earning assets                                                        101,315         90,014         87,797         92,578
  Allowance for loan losses                                                    (1,079)        (1,031)        (1,000)        (1,021)
  Fair value appreciation of securities available for sale                        318            299            208            188
  Nonearning assets - as restated*                                             11,979         11,772         10,901         10,363
                                                                            ------------------------------------------------------
TOTAL ASSETS - AS RESTATED*                                                 $ 112,533      $ 101,054      $  97,906      $ 102,108
                                                                            ======================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
  Interest bearing liabilities:
     NOW and money market accounts                                          $  22,385      $  21,006      $  20,119      $  19,411
     Savings accounts                                                           2,488          2,543          2,622          2,594
     Consumer time deposits                                                    14,811         15,122         15,209         15,119
     Other deposits                                                             3,415          3,065          3,462          4,529
     Foreign deposits                                                           7,264          5,781          5,372          6,792
     Federal funds borrowed                                                     7,297          4,482          4,092          5,961
     Security repurchase agreements                                             3,346          3,316          3,206          3,441
     Borrowed funds                                                             3,169          1,784          1,201          3,480
     Long-term debt                                                            21,175         18,985         19,432         18,615
                                                                            ------------------------------------------------------
  Total interest bearing liabilities                                           85,350         76,084         74,715         79,942
  Noninterest bearing deposits                                                 15,710         13,864         12,760         12,366
  Accrued interest and other liabilities - as restated*                         3,184          2,921          2,554          2,271
                                                                            ------------------------------------------------------
  TOTAL LIABILITIES - AS RESTATED*                                            104,244         92,869         90,029         94,579
  TOTAL STOCKHOLDERS' EQUITY - AS RESTATED*                                     8,289          8,185          7,877          7,529
                                                                            ------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY - AS RESTATED*                   $ 112,533      $ 101,054      $  97,906      $ 102,108
                                                                            ======================================================

MEMO:
Interest bearing core deposits                                              $  39,684      $  38,671      $  37,950      $  37,124
Interest bearing total deposits                                                50,363         47,517         46,784         48,445
Borrowed funding and long-term debt                                            34,987         28,567         27,931         31,497

                                                                                            FOR THE YEAR
                                                                              ---------------------------------------
                                                                                 2003           2002           2001
                                                                              ---------------------------------------
AVERAGE BALANCES

ASSETS
Earning Assets:
  Loans(1):
     Commercial                                                               $  21,403      $  23,989      $  26,029
     Commercial construction                                                      2,343          1,380          1,262
     Real estate - commercial                                                     9,483          8,005          6,788
     Real estate - residential                                                   45,972         29,615         21,796
     Home equity lines of credit                                                  9,241          6,986          5,215
     Credit card and other unsecured lines of credit                              2,155          1,900          2,197
     Other consumer                                                               8,059         11,384         12,318
                                                                              ---------------------------------------
       Total loans                                                               98,656         83,259         75,605
  Securities available for sale, at cost:
     Taxable                                                                      6,548          8,154          7,977
     Tax-exempt                                                                     669            674            733
                                                                              ---------------------------------------
       Total securities available for sale                                        7,217          8,828          8,710
  Federal funds sold, security resale agreements, and
     other investments                                                              973            854            522
                                                                              ---------------------------------------
  Total earning assets                                                          106,846         92,941         84,837
  Allowance for loan losses                                                      (1,124)        (1,033)          (975)
  Fair value appreciation of securities available for sale                          257            255            167
  Nonearning assets - as restated*                                               12,398         11,260          9,055
                                                                              ---------------------------------------
TOTAL ASSETS - AS RESTATED*                                                   $ 118,377      $ 103,423      $  93,084
                                                                              =======================================

LIABILITIES AND STOCKHOLDERS' EQUITY
  Interest bearing liabilities:
     NOW and money market accounts                                            $  25,378      $  20,740      $  18,120
     Savings accounts                                                             2,423          2,561          2,713
     Consumer time deposits                                                      13,729         15,064         15,332
     Other deposits                                                               2,752          3,613          5,802
     Foreign deposits                                                             7,002          6,302          4,319
     Federal funds borrowed                                                       7,895          5,459          4,637
     Security repurchase agreements                                               3,013          3,327          3,887
     Borrowed funds                                                               1,556          2,406          1,748
     Long-term debt                                                              24,854         19,558         16,415
                                                                              ---------------------------------------
  Total interest bearing liabilities                                             88,602         79,030         72,973
  Noninterest bearing deposits                                                   17,203         13,685         11,622
  Accrued interest and other liabilities - as restated*                           3,600          2,735          1,515
                                                                              ---------------------------------------
  TOTAL LIABILITIES - AS RESTATED*                                              109,405         95,450         86,110
  TOTAL STOCKHOLDERS' EQUITY - AS RESTATED*                                       8,972          7,973          6,974
                                                                              ---------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY - AS RESTATED*                     $ 118,377      $ 103,423      $  93,084
                                                                              =======================================

MEMO:
Interest bearing core deposits                                                $  41,530      $  38,365      $  36,165
Interest bearing total deposits                                                  51,284         48,280         46,286
Borrowed funding and long-term debt                                              37,318         30,750         26,687

(1) Includes loans held for sale or securitization

*   See note on Summary of Presentation Changes

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
             AVERAGE BALANCES/NET INTEREST INCOME/RATES (CONTINUED)
                                ($ IN MILLIONS)

                                                               2003                                   2002
                                             --------------------------------------   ---------------------------------------
                                             4TH QTR    3RD QTR  2ND QTR    1ST QTR   4TH QTR   3RD QTR    2ND QTR    1ST QTR
                                             -------    -------  -------    -------   -------   -------    -------    -------
INTEREST

ASSETS
Earning Assets:
  Loans(1):
     Commercial                              $    183   $   198  $    217   $   220   $   262   $    281   $    291   $   299
     Commercial construction                       25        27        26        25        22         20         19        18
     Real estate - commercial                     144       146       146       145       136        133        134       131
     Real estate - residential                    683       807       744       730       606        507        481       525
     Home equity lines of credit                  103        99        95        89        98         92         84        77
     Credit card and other unsecured lines
       of credit                                   45        43        41        44        43         44         43        46
     Other consumer                               138       140       143       148       227        232        236       258
                                             --------------------------------------   ---------------------------------------
       Total loans                              1,321     1,460     1,412     1,401     1,394      1,309      1,288     1,354
  Securities available for sale, at cost:
     Taxable                                       73        71        93       102       124        119        132       134
     Tax-exempt                                    12        13        13        13        13         14         14        14
                                             --------------------------------------   ---------------------------------------
       Total securities available for sale         85        84       106       115       137        133        146       148
  Federal funds sold, security resale
     agreements, and other investments             10        10        10        11         9          9         10         9
                                             --------------------------------------   ---------------------------------------
  TOTAL EARNING ASSETS                       $  1,416   $ 1,554  $  1,528   $ 1,527   $ 1,540   $  1,451   $  1,444   $ 1,511
                                             ======================================   =======================================
LIABILITIES
  Interest bearing liabilities:
     NOW and money market accounts           $     59   $    63  $     67   $    68   $    77   $     78   $     74   $    72
     Savings accounts                               2         3         3         3         5          5          5         6
     Consumer time deposits                       118       120       131       137       149        160        166       171
     Other deposits                                 4         8        10        12        15         15         16        21
     Foreign deposits                              17        19        25        23        30         27         26        31
     Federal funds borrowed                        16        27        35        36        34         25         24        33
     Security repurchase agreements                 4         4         5         6         8          9          9         9
     Borrowed funds                                 2         2         5         9        12          7          5        13
     Long-term debt                               153       157       145       132       129        146        148       150
                                             --------------------------------------   ---------------------------------------
  TOTAL INTEREST BEARING LIABILITIES         $    375   $   403  $    426   $   426   $   459   $    472   $    473   $   506
                                             ======================================   =======================================
TAX-EQUIVALENT NET INTEREST INCOME           $  1,041   $ 1,151  $  1,102   $ 1,101   $ 1,081   $    979   $    971   $ 1,005
                                             ======================================   =======================================
MEMO:
Interest bearing core deposits               $    179   $   186  $    201   $   208   $   231   $    243   $    245   $   249
Interest bearing total deposits                   200       213       236       243       276        285        287       301
Borrowed funding and long-term debt               175       190       190       183       183        187        186       205

                                                   FOR THE YEAR
                                             ------------------------
                                              2003     2002     2001
                                              ----     ----     ----
INTEREST

ASSETS
Earning Assets:
  Loans(1):
     Commercial                              $  818   $1,133   $1,791
     Commercial construction                    103       79      100
     Real estate - commercial                   581      534      540
     Real estate - residential                2,964    2,119    1,712
     Home equity lines of credit                386      351      397
     Credit card and other unsecured lines
         of credit                              173      176      264
     Other consumer                             569      953    1,072
                                             ------------------------
       Total loans                            5,594    5,345    5,876
  Securities available for sale, at cost:
     Taxable                                    339      509      480
     Tax-exempt                                  51       55       59
                                             ------------------------
       Total securities available for sale      390      564      539
  Federal funds sold, security resale
     agreements, and other investments           41       37       33
                                             ------------------------
  TOTAL EARNING ASSETS                       $6,025   $5,946   $6,448
                                             ========================
LIABILITIES
  Interest bearing liabilities:
     NOW and money market accounts           $  257   $  301   $  503
     Savings accounts                            11       21       36
     Consumer time deposits                     506      646      843
     Other deposits                              34       67      244
     Foreign deposits                            84      114      152
     Federal funds borrowed                     114      116      186
     Security repurchase agreements              19       35      111
     Borrowed funds                              18       37       64
     Long-term debt                             587      573      837
                                             ------------------------
  TOTAL INTEREST BEARING LIABILITIES         $1,630   $1,910   $2,976
                                             ========================
TAX-EQUIVALENT NET INTEREST INCOME           $4,395   $4,036   $3,472
                                             ========================
MEMO:
Interest bearing core deposits               $  774   $  968   $1,382
Interest bearing total deposits                 892    1,149    1,778
Borrowed funding and long-term debt             738      761    1,198

(1) Includes loans held for sale or securitization

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
             AVERAGE BALANCES/NET INTEREST INCOME/RATES (CONTINUED)
                                 ($ IN MILLIONS)

                                                              2003                                          2002
                                              ------------------------------------     --------------------------------------------
                                              4TH QTR  3RD QTR   2ND QTR  1ST QTR      4TH QTR    3RD QTR     2ND QTR      1ST QTR
                                              ------------------------------------     --------------------------------------------
RATES

ASSETS
Earning Assets:
  Loans(1):
     Commercial                                  3.63%    3.73%     3.94%     3.97%       4.39%       4.75%       4.88%       4.87%
     Commercial construction                     4.07     4.48      4.49      4.65        5.29        5.77        6.03        5.90
     Real estate - commercial                    5.99     6.10      6.18      6.25        6.46        6.57        6.81        6.90
     Real estate - residential                   6.41     6.31      6.39      6.71        6.66        7.31        7.54        7.30
     Home equity lines of credit                 3.97     4.11      4.36      4.36        4.97        5.04        5.04        5.06
     Credit card and other unsecured lines
        of credit                                7.57     7.81      8.06      8.68        8.53        9.20        9.64        9.70
     Other consumer                              6.76     6.79      7.19      7.55        8.16        8.44        8.40        8.49
                                               -----------------------------------      ------------------------------------------
       Total loans                               5.52     5.59      5.70      5.89        6.10        6.46        6.59        6.58
  Securities available for sale, at cost:
     Taxable                                     4.92     4.81      5.47      5.37        5.67        6.18        6.63        6.56
     Tax-exempt                                  7.50     7.50      7.68      8.06        8.14        8.15        8.15        8.16
                                               -----------------------------------      ------------------------------------------
       Total securities available for sale       5.19     5.08      5.68      5.58        5.84        6.33        6.75        6.69
  Federal funds sold, security resale
     agreements, and other investments           3.26     3.29      5.33      5.71        3.88        4.03        4.48        4.73
                                               -----------------------------------      ------------------------------------------
  TOTAL EARNING ASSETS                           5.47     5.53      5.70      5.86        6.06        6.42        6.59        6.58
                                               ===================================      ==========================================
LIABILITIES
  Interest bearing liabilities:
     NOW and money market accounts                .88      .96      1.07      1.18        1.37        1.47        1.48        1.50
     Savings accounts                             .36      .39       .46       .58         .71         .80         .85         .90
     Consumer time deposits                      3.55     3.58      3.74      3.86        4.00        4.16        4.38        4.59
     Other deposits                              1.07     1.05      1.26      1.42        1.73        1.89        1.86        1.87
     Foreign deposits                             .94     1.05      1.42      1.42        1.62        1.87        1.91        1.88
     Federal funds borrowed                      1.09     1.37      1.57      1.59        1.83        2.25        2.32        2.24
     Security repurchase agreements               .53      .53       .71       .73         .95        1.08        1.07        1.07
     Borrowed funds                               .96      .98      1.21      1.38        1.50        1.59        1.66        1.55
     Long-term debt                              2.42     2.26      2.44      2.33        2.44        3.06        3.07        3.25
                                               -----------------------------------      ------------------------------------------
  TOTAL INTEREST BEARING LIABILITIES             1.74     1.75      1.92      1.96        2.14        2.46        2.54        2.57
                                               ===================================      ==========================================
NET INTEREST SPREAD                              3.73     3.78      3.78      3.90        3.92        3.96        4.05        4.01
Contribution of noninterest bearing
   sources of funds                               .30      .32       .33       .31         .34         .38         .37         .35
                                               -----------------------------------      ------------------------------------------
NET INTEREST MARGIN                              4.03%    4.10%     4.11%     4.21%       4.26%       4.34%       4.42%       4.36%
                                               ===================================      ==========================================
MEMO:
Interest bearing core deposits                   1.68%    1.76%     1.93%     2.10%       2.31%       2.48%       2.60%       2.72%
Interest bearing total deposits                  1.56     1.62      1.82      1.97        2.17        2.37        2.46        2.52
Borrowed funding and long-term debt              1.99     1.92      2.05      1.95        2.08        2.61        2.66        2.64

                                                  FOR THE YEAR
                                             -----------------------
                                             2003     2002     2001
                                             ----     ----     ----
RATES

ASSETS
Earning Assets:
  Loans(1):
     Commercial                               3.82%    4.72%    6.88%
     Commercial construction                  4.41     5.72     7.92
     Real estate - commercial                 6.13     6.68     7.96
     Real estate - residential                6.45     7.15     7.85
     Home equity lines of credit              4.18     5.02     7.61
     Credit card and other unsecured lines
        of credit                             8.01     9.26    12.04
     Other consumer                           7.07     8.38     8.70
                                              ----------------------
       Total loans                            5.69     6.42     7.77
  Securities available for sale, at cost:
     Taxable                                  5.17     6.25     6.02
     Tax-exempt                               7.68     8.15     8.13
                                              ----------------------
       Total securities available for sale    5.41     6.39     6.20
  Federal funds sold, security resale
     agreements, and other investments        4.17     4.26     6.29
                                              ----------------------
  TOTAL EARNING ASSETS                        5.64     6.40     7.60
                                              ======================
LIABILITIES
  Interest bearing liabilities:
     NOW and money market accounts            1.01     1.45     2.78
     Savings accounts                          .45      .82     1.33
     Consumer time deposits                   3.69     4.28     5.50
     Other deposits                           1.23     1.84     4.20
     Foreign deposits                         1.20     1.81     3.53
     Federal funds borrowed                   1.44     2.12     4.02
     Security repurchase agreements            .63     1.04     2.86
     Borrowed funds                           1.20     1.55     3.66
     Long-term debt                           2.36     2.94     5.10
                                              ----------------------
  TOTAL INTEREST BEARING LIABILITIES          1.84     2.42     4.08
                                              ======================
NET INTEREST SPREAD                           3.80     3.98     3.52
Contribution of noninterest bearing
   sources of funds                            .31      .36      .57
                                              ----------------------
NET INTEREST MARGIN                           4.11%    4.34%    4.09%
                                              ======================
MEMO:
Interest bearing core deposits                1.86%    2.52%    3.82%
Interest bearing total deposits               1.74     2.38     3.84
Borrowed funding and long-term debt           1.98     2.48     4.49

(1) Includes loans held for sale or securitization

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                                STOCKHOLDER DATA
                     ($ IN MILLIONS, EXCEPT PER SHARE DATA)

                                                        2003                                     2002
                                       -------------------------------------    -------------------------------------
                                        4TH QTR   3RD QTR   2ND QTR  1ST QTR    4TH QTR   3RD QTR   2ND QTR   1ST QTR
                                       -------------------------------------    -------------------------------------
Per common share:
  Basic net income - as restated*      $    .89  $    .56  $    .96  $   1.05   $    .46  $    .56  $    .62  $    .73
  Diluted net income - as restated*         .88       .56       .94      1.05        .46       .56       .60       .73
  Trailing four quarters basic net
      income - as restated*                3.46      3.03      3.03      2.69       2.37      2.58      2.51      2.48
  Trailing four quarters diluted net
      income - as restated*                3.43      3.01      3.01      2.67       2.35      2.55      2.39      2.46
  Dividends declared                        .32       .32      .305      .305       .305      .305      .295      .295
  Dividends paid                            .32       .32      .305      .305       .305      .305      .295      .295
Dividend payout ratio(1) - as
      restated*                           36.36%    57.14%    32.45%    29.05%     66.30%    54.46%    49.17%    40.41%
Dividend yield (annualized)(2)             3.77      4.34      3.73      4.38       4.47      4.28      3.55      3.84
P/E ratio(3) - as restated*                9.90x     9.79x    10.87x    10.43x     11.63x     5.36x    13.91x    12.50x

Common dividends declared              $    195  $    196  $    186  $    187   $    187  $    186  $    180  $    179
Preferred dividends declared                  -         -         -         -          -         -         -         -

Common dividends paid                       195       196       186       187        187       186       180       179
Preferred dividends paid                      -         -         -         -          -         -         -         -

Shares outstanding(4):
  Average basic                         607,624   613,574   612,120   611,522    611,896   611,639   609,336   607,815
  Average diluted                       612,712   618,969   618,384   615,579    615,972   617,850   616,793   614,042
  Ending common                         605,996   609,137   613,426   610,972    611,491   612,180   610,479   608,395

Common stock price:
  High                                 $  34.44  $  34.56  $  34.97  $  29.45   $  29.82  $  33.49  $  33.75  $  31.16
  Low                                     29.46     29.03     27.72     26.53      24.60     25.58     29.60     26.31
  Close                                   33.94     29.46     32.71     27.85      27.32     28.53     33.25     30.76

Book value per common share
      - as restated*                   $  15.39  $  14.89  $  14.72  $  14.05   $  13.35  $  13.25  $  12.99  $  12.61
Tangible book value per common share
      - as restated*                      13.47     12.96     12.80     12.18      11.46     11.36     11.09     10.70
Other comprehensive income per share        .11       .08       .06       .09        .11       .14       .15       .12

Market to book value - as restated*      220.5%    197.9%    222.2%    198.2%     204.6%    215.3%    256.0%     243.9%

Market capitalization of common stock  $ 20,568  $ 17,945  $ 20,065  $ 17,016   $ 16,706  $ 17,465  $ 20,298  $ 18,714

                                               FOR THE YEAR
                                       ----------------------------
                                          2003      2002    2001
                                       ----------------------------
Per common share:
  Basic net income - as restated*      $   3.46  $   2.37  $   2.30
  Diluted net income - as restated*        3.43      2.35      2.27
  Trailing four quarters basic net
      income - as restated*
  Trailing four quarters diluted net
      income - as restated*
  Dividends declared                       1.25      1.20      1.16
  Dividends paid                           1.25      1.20      1.16
Dividend payout ratio(1) - as
      restated*                           36.44%    51.06%    51.10%
Dividend yield (annualized)(2)
P/E ratio(3) - as restated*

Common dividends declared              $    764  $    732  $    700
Preferred dividends declared                  -         -         1

Common dividends paid                       764       732       700
Preferred dividends paid                      -         -         2

Shares outstanding(4):
  Average basic                         611,206   610,187   603,611
  Average diluted                       616,410   616,174   611,937
  Ending common

Common stock price:
  High                                 $  34.97  $  33.75  $  32.70
  Low                                     26.53     24.60     23.69
  Close

Book value per common share
      - as restated*
Tangible book value per common share
      - as restated*
Other comprehensive income per share

Market to book value - as restated*

Market capitalization of common stock

(1)  Dividend declared divided by diluted net income per common share

(2)  Dividend declared (annualized) divided by quarter-end stock price

(3) Quarter-end stock price divided by trailing-four-quarters diluted net income per common share

(4)  In thousands

*    See note on Summary of Presentation Changes

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                          CAPITALIZATION (PERIOD END)
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                           2003                                         2002
                                          ---------------------------------------   -----------------------------------------
                                          4TH QTR   3RD QTR    2ND QTR    1ST QTR     4TH QTR     3RD QTR    2ND QTR  1ST QTR
                                          ---------------------------------------   -----------------------------------------
LONG-TERM DEBT AND BORROWED FUNDS
LONG-TERM DEBT:
Holding company debt:
  Senior notes                            $   295   $    297   $   304   $    295           -           -         -         -
  Subordinated debt                         1,969      1,986     2,041      1,991   $   2,002   $   1,992   $ 1,910     1,946
  Junior subordinated debentures owed
     to unconsolidated subsidiary
        trusts                                186        186         -          -           -           -         -         -
  Other                                         2          2         2          3           3          13        13        14
                                          ---------------------------------------   -----------------------------------------
    Total holding company debt              2,452      2,471     2,347      2,289       2,005       2,005     1,923     1,960
Subsidiary debt:
  Subordinated debt                         2,080      2,101     2,168      1,785       1,796       1,782     1,701     1,631
  Senior bank notes                        15,266     18,732    19,239     15,716      14,998      13,480    11,554    12,170
  Capital securities                            -          -       180        180         180         180       180       180
  FHLB advances                             3,868      4,000     4,004      4,002       3,751       3,751     3,747     3,750
                                          ---------------------------------------   -----------------------------------------
    Total subsidiary debt                  21,214     24,833    25,591     21,683      20,725      19,193    17,182    17,731
                                          ---------------------------------------   -----------------------------------------
  TOTAL LONG-TERM DEBT                    $23,666   $ 27,304   $27,938   $ 23,972   $  22,730   $  21,198   $19,105   $19,691
                                          =======================================   =========================================
BORROWED FUNDS:
U.S. Treasury demand notes                $ 5,655   $    847   $ 1,550   $    352   $   8,882   $   8,364   $ 6,285   $   578
Short-term senior bank notes                    -          -       290        555       1,560           -         -         -
Commercial paper and other                    960        626       828        829       1,052       1,438       374       531
                                          ---------------------------------------   -----------------------------------------
  TOTAL BORROWED FUNDS                    $ 6,615   $  1,473   $ 2,668   $  1,736   $  11,494   $   9,802   $ 6,659   $ 1,109
                                          =======================================   =========================================
STOCKHOLDERS' EQUITY
Preferred                                       -          -         -          -           -           -   $     1   $     1
Common                                    $ 9,329   $  9,068   $ 9,030   $  8,587   $   8,161   $   8,110     7,928     7,671
                                          ---------------------------------------   -----------------------------------------
  TOTAL STOCKHOLDERS' EQUITY -
    as restated                           $ 9,329   $  9,068   $ 9,030   $  8,587   $   8,161   $   8,110   $ 7,929   $ 7,672
                                          =======================================   =========================================
ACCUMULATED OTHER COMPREHENSIVE INCOME,
  NET OF TAX:
SFAS 115 unrealized gain, net             $   132   $    153   $   183   $    191   $     223   $     221   $   173   $    83
SFAS 133 unrealized loss, net                 (67)      (103)     (149)      (135)       (156)       (133)      (83)      (13)
                                          ---------------------------------------   -----------------------------------------
  TOTAL ACCUMULATED OTHER COMPREHENSIVE
    INCOME, NET OF TAX                    $    65   $     50   $    34   $     56   $      67   $      88   $    90   $    70
                                          =======================================   =========================================
RISK-BASED CAPITAL(1)
Tier 1 capital - as restated*             $ 8,420   $  8,052   $ 7,987   $  7,536   $   7,118   $   7,035   $ 6,794   $ 6,546
Total risk-based capital - as restated*    12,561     12,199    12,187     11,220      10,852      10,749    10,500    10,324
Risk-weighted assets - as restated*        95,735     99,160    98,335     96,348      95,418      90,939    85,956    85,409

Tier 1 capital ratio                         8.80%      8.12%     8.12%      7.82%       7.46%       7.74%     7.90%     7.66%
Total risk-based capital ratio              13.12      12.30     12.39      11.65       11.37       11.82     12.22     12.09
Leverage ratio                               7.43       6.58      6.78       6.55        6.39        7.05      7.03      6.49

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased           4.8        5.3         -        1.4         1.3           -         -         -
Average price per share of repurchased
    common shares                         $ 32.53   $  30.10         -   $  27.24   $   25.73           -         -         -
Total cost                                $ 154.7   $  160.3         -   $   37.6   $    32.5           -         -         -
Common shares remaining under
    authorization(2)                         27.8       32.6      37.9       37.9        14.3        15.6      15.6      15.6

SELECTED RATIOS AND OTHER
Long-term debt to equity - as restated*    253.69%    301.11%   309.40%    279.16%     278.52%     261.37%   240.94%   256.65%
Long-term debt to total capitalization
    - as restated*                          71.73      75.07     75.57      73.63       73.58       72.33     70.67     71.96
Equity to assets - as restated*              8.19       7.50      7.32       7.31        6.91        7.42      8.00      7.67
Common equity to assets -
    as restated*                             8.19       7.50      7.32       7.31        6.91        7.42      8.00      7.67
Tangible equity to assets(3) -
    as restated*                             7.24       6.59      6.43       6.39        6.00        6.43      6.91      6.58
Tangible common equity to assets(3)
     - as restated*                          7.24       6.59      6.43       6.39        6.00        6.43      6.91      6.58

Minority interest(4)                      $   156   $    151   $    73   $     71   $      70   $      68   $    65   $    62

                                                  FOR THE YEAR
                                          ----------------------------
                                           2003       2002       2001
                                          ----------------------------
LONG-TERM DEBT AND BORROWED FUNDS

LONG-TERM DEBT:
Holding company debt:
  Senior notes
  Subordinated debt
  Junior subordinated debentures owed
     to unconsolidated subsidiary
        trusts
  Other
    Total holding company debt
Subsidiary debt:
  Subordinated debt
  Senior bank notes
  Capital securities
  FHLB advances
    Total subsidiary debt
  TOTAL LONG-TERM DEBT

BORROWED FUNDS:
U.S. Treasury demand notes
Short-term senior bank notes
Commercial paper and other
  TOTAL BORROWED FUNDS

STOCKHOLDERS' EQUITY

Preferred
Common
  TOTAL STOCKHOLDERS' EQUITY

ACCUMULATED OTHER COMPREHENSIVE INCOME,
  NET OF TAX:
SFAS 115 unrealized gain, net
SFAS 133 unrealized loss, net
  TOTAL ACCUMULATED OTHER COMPREHENSIVE
    INCOME, NET OF TAX

RISK-BASED CAPITAL(1)

Tier 1 capital - as restated*
Total risk-based capital - as restated*
Risk-weighted assets - as restated*

Tier 1 capital ratio
Total risk-based capital ratio
Leverage ratio

COMMON STOCK REPURCHASE ACTIVITY

Number of common shares repurchased          11.5        1.3         -
Average price per share of repurchased
    common shares                         $ 30.76   $  25.73         -
Total cost                                $ 352.6   $   32.5         -
Common shares remaining under
    authorization(2)

SELECTED RATIOS AND OTHER

Long-term debt to equity - as restated*
Long-term debt to total capitalization
    - as restated*
Equity to assets - as restated*
Common equity to assets -
    as restated*
Tangible equity to assets(3) -
    as restated*
Tangible common equity to assets(3)
     - as restated*

Minority interest(4)

(1)  Fourth quarter 2003 risk-based capital is based upon preliminary data

(2) In February 2003, National City Corporation's Board of Directors authorized the repurchase of an additional 25 million shares of issued and outstanding common stock

(3)  Excludes goodwill and other intangible assets

(4)  Included in other liabilities on the consolidated balance sheet

*    See note on Summary of Presentation Changes

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                               NONINTEREST INCOME
                                ($ IN MILLIONS)

                                                                        2003                                   2002
                                                       -------------------------------------   ------------------------------------
                                                       4TH QTR   3RD QTR   2ND QTR   1ST QTR   4TH QTR   3RD QTR   2ND QTR  1ST QTR
                                                       -------------------------------------   ------------------------------------
Mortgage banking revenue - as restated*                $   451   ($   27)  $   427   $   631   $    45   $   133   $   217  $   195
Deposit service charges                                    146       145       142       135       137       132       126      119
Payment processing revenue                                 135       125       113       105       116       114       112      109
Trust and investment management fees                        72        72        78        69        70        74        85       78
Card-related fees                                           42        42        44        41        46        47        32       32
Other service fees                                          24        28        26        28        26        24        30       22
Brokerage revenue                                           31        33        34        24        26        25        31       27
Ineffective hedge and other derivative gains, net(1)        25       (11)       79         7        12        (1)        2       11
Principal investment gains (losses), net                     -        17       (16)        6        (2)      (17)       (2)      (2)
Student loan sale gains                                      -         1         6         -         -         1        10        -
Demutualization gains on insurance company holdings          -         -         -         -         -         -         -        -
Initial gains from the securitization of credit card
     receivables                                             -         -         -         -         -         -         -       25
Initial gain from the securitization of automobile
     receivables                                             -         -         -         -         -         -         -       25
Consideration from the sale of NAMCO preferred
     shares                                                  -         -         -         -         -         -         5        -
All other                                                   55        59        48        57        52        44        51       50
                                                       -------------------------------------   ------------------------------------
  TOTAL FEES AND OTHER INCOME - AS RESTATED*               981       484       981     1,103       528       576       699      691
Bank stock fund                                              7         1        32         -       (16)        -        42       49
Other securities                                             3         4         -         -        (1)        -         2        5
                                                       -------------------------------------   ------------------------------------
  TOTAL SECURITIES GAINS (LOSSES), NET                      10         5        32         -       (17)        -        44       54
                                                       -------------------------------------   ------------------------------------
    TOTAL NONINTEREST INCOME - AS RESTATED*            $   991   $   489   $ 1,013   $ 1,103   $   511   $   576   $   743  $   745
                                                       =====================================   ====================================

(1) Ineffective hedge and other derivative gains and losses related to mortgage banking activities are included in mortgage banking revenue
* See note on Summary of Presentation Changes

                                                              FOR THE YEAR
                                                       --------------------------
                                                         2003      2002     2001
                                                       --------------------------
Mortgage banking revenue - as restated*                $ 1,482   $   590   $  525
Deposit service charges                                    568       514      469
Payment processing revenue                                 478       451      465
Trust and investment management fees                       291       307      320
Card-related fees                                          169       157      170
Other service fees                                         106       102      115
Brokerage revenue                                          122       109       98
Ineffective hedge and other derivative gains, net(1)       100        24       37
Principal investment gains (losses), net                     7       (23)      (2)
Student loan sale gains                                      7        11        5
Demutualization gains on insurance company holdings          -         -       20
Initial gains from the securitization of credit card
     receivables                                             -        25       21
Initial gain from the securitization of automobile
     receivables                                             -        25        -
Consideration from the sale of NAMCO preferred
     shares                                                  -         5       89
All other                                                  219       197      201
                                                       --------------------------
  TOTAL FEES AND OTHER INCOME - AS RESTATED*             3,549     2,494    2,533
Bank stock fund                                             40        75      123
Other securities                                             7         6       22
                                                       --------------------------
  TOTAL SECURITIES GAINS (LOSSES), NET                      47        81      145
                                                       --------------------------
    TOTAL NONINTEREST INCOME - AS RESTATED*            $ 3,596   $ 2,575   $2,678
                                                       ==========================

                              NONINTEREST EXPENSE
                                ($ IN MILLIONS)

                                                                        2003                                 2002
                                                       -------------------------------------  -------------------------------------
                                                       4TH QTR  3RD QTR   2ND QTR   1ST QTR   4TH QTR    3RD QTR   2ND QTR  1ST QTR
                                                       -------------------------------------  -------------------------------------
Salaries, benefits, and other personnel               $   541   $   571   $   542   $   561   $   527   $   449   $   445   $   444
Equipment                                                  75        59        62        65        65        57        61        62
Net occupancy                                              61        58        56        58        59        56        55        55
Third-party services                                       88        71        71        65        71        55        60        53
Card processing                                            60        54        52        52        54        51        52        54
Telecommunications                                         22        22        19        21        22        21        22        21
Marketing and public relations                             30        22        67        17        19        26        75        26
Postage                                                    19        22        18        20        19        19        17        19
Travel and entertainment                                   19        15        14        13        18        14        15        14
Supplies                                                   16        15        15        13        15        13        13        13
State and local taxes                                      16        16        14        16        15        15        14        17
Goodwill and other intangible asset amortization            6         6         6         5         6         5         5         5
FDIC assessments                                            3         2         3         2         4         2         2         2
OREO expense, net                                           5         4         6         3         8         5         6         5
Automobile lease residual value write-downs
     (recovery)                                            (2)       (9)        -        25         -         -        38        13
Commercial lease residual value write-downs
     (recovery)                                             -         -         -        17         5        (1)        5         -
Building lease termination penalty                          -         -         9         -         -         -         -         -
Impairment, fraud, and other losses, net                   24        14        16         9        40        23        53        20
Loss on commercial paper conduit consolidation              -         -         -         -         -        16         -         -
All other                                                  62        66        56        47        64        44        36        52
                                                      -------------------------------------   -------------------------------------
 TOTAL NONINTEREST EXPENSE                            $ 1,045   $ 1,008   $ 1,026   $ 1,009   $ 1,011   $   870   $   974   $   875
                                                      =====================================   =====================================

                                                            FOR THE YEAR
                                                      ------------------------
                                                       2003     2002     2001
                                                      ------------------------
Salaries, benefits, and other personnel               $2,215   $1,865   $1,710
Equipment                                                261      245      239
Net occupancy                                            233      225      213
Third-party services                                     295      239      204
Card processing                                          218      211      199
Telecommunications                                        84       86       85
Marketing and public relations                           136      146       71
Postage                                                   79       74       73
Travel and entertainment                                  61       61       58
Supplies                                                  59       54       56
State and local taxes                                     62       61       52
Goodwill and other intangible asset amortization          23       21       86
FDIC assessments                                          10       10       10
OREO expense, net                                         18       24        8
Automobile lease residual value write-downs
     (recovery)                                           14       51       67
Commercial lease residual value write-downs
     (recovery)                                           17        9        5
Building lease termination penalty                         9        -        -
Impairment, fraud, and other losses, net                  63      136       75
Loss on commercial paper conduit consolidation             -       16        -
All other                                                231      196      134
                                                      ------------------------
 TOTAL NONINTEREST EXPENSE                            $4,088   $3,730   $3,345
                                                      ========================

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                 SALARIES, BENEFITS, AND OTHER PERSONNEL EXPENSE
                                ($ IN MILLIONS)

                                                            2003                                         2002
                                          ----------------------------------------    -----------------------------------------
                                          4TH QTR    3RD QTR    2ND QTR    1ST QTR    4TH QTR     3RD QTR    2ND QTR    1ST QTR
                                          ----------------------------------------    -----------------------------------------
Salaries and wages                         $ 313      $ 310      $ 303      $ 299      $ 301       $ 294      $ 290      $ 289
Incentive compensation                       167        264        241        171        230         164        130        115
Deferred personnel costs                    (101)      (145)      (155)      (110)      (125)        (98)       (66)       (72)
Stock-based compensation                      10         10          6          4          4           3          2          2
Payroll taxes                                 28         33         37         43         29          28         30         38
Contract labor                                38         29         23         20         26          16         14         16
Medical and other benefits                    45         42         49         44         36          40         40         39
Defined contribution plans                    13         14         17         23         15          14         13         20
Defined benefit pension plan                  (4)        (4)        (4)        (4)       (12)        (15)       (15)       (15)
Market valuation adjustments on deferred
  compensation liabilities                    19          3         18         (1)         6         (15)        (5)         3
Severance and other                           13         15          7         72         17          18         12          9
                                           --------------------------------------      ---------------------------------------
TOTAL SALARIES, BENEFITS, AND OTHER
   PERSONNEL EXPENSE                       $ 541      $ 571      $ 542      $ 561      $ 527       $ 449      $ 445      $ 444
                                           ======================================      =======================================

                                                          FOR THE YEAR
                                                  -----------------------------
                                                   2003        2002       2001
                                                  -----------------------------
Salaries and wages                                $1,225      $1,174     $1,134
Incentive compensation                               843         639        504
Deferred personnel costs                            (511)       (361)      (286)
Stock-based compensation                              30          11          8
Payroll taxes                                        141         125        122
Contract labor                                       110          72         60
Medical and other benefits                           180         155        147
Defined contribution plans                            67          62         56
Defined benefit pension plan                         (16)        (57)       (66)
Market valuation adjustments on deferred
  compensation liabilities                            39         (11)        (2)
Severance and other                                  107          56         33
                                                  -----------------------------
TOTAL SALARIES, BENEFITS, AND OTHER
   PERSONNEL EXPENSE                              $2,215      $1,865     $1,710
                                                  =============================

             FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

                                                                   2003                                     2002
                                                   ------------------------------------    -------------------------------------
                                                   4TH QTR  3RD QTR   2ND QTR   1ST QTR    4TH QTR   3RD QTR    2ND QTR  1ST QTR
                                                   ------------------------------------    -------------------------------------
LINE OF BUSINESS STAFF:
  Consumer and Small Business Financial Services    12,093   11,794     11,450   11,472     11,665    11,626     11,790   11,866
  Wholesale Banking                                  1,562    1,574      1,583    1,739      1,785     1,793      1,826    1,830
  National Consumer Finance:
     National City Mortgage Co.                      7,852    8,191      8,079    7,492      7,156     6,623      6,375    6,297
     First Franklin Financial Corporation            1,943    1,721      1,475    1,399      1,291     1,166      1,085      989
     National City Home Loan Services                  361      356        347      365        372       366        376      363
     National Home Equity                              311      283        254      230        225       204        186      142
                                                    -----------------------------------     ------------------------------------
  Total National Consumer Finance                   10,467   10,551     10,155    9,486      9,044     8,359      8,022    7,791
  Asset Management                                   1,510    1,505      1,522    1,642      1,733     1,728      1,771    1,788
  National Processing                                1,693    1,705      1,689    1,761      1,791     1,795      1,859    1,882

CORPORATE SUPPORT STAFF(2)                           6,006    6,059      6,015    6,533      6,713     6,798      6,890    6,919
                                                    -----------------------------------     ------------------------------------

  TOTAL EMPLOYEES                                   33,331   33,188     32,414   32,633     32,731    32,099     32,158   32,076
                                                    ===================================     ====================================

(1) Represents period-end, active, full-time equivalent employees.

(2) Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            CREDIT QUALITY STATISTICS
                                ($ IN MILLIONS)

                                                                      2003                                     2002
                                                     -------------------------------------   --------------------------------------
                                                     4TH QTR   3RD QTR   2ND QTR   1ST QTR   4TH QTR    3RD QTR   2ND QTR   1ST QTR
                                                     -------------------------------------   --------------------------------------
LOAN LOSS ALLOWANCE
Beginning loan loss allowance                         $1,130    $1,147    $1,128    $1,099    $1,080     $1,030    $1,000      $997
Provision                                                148       107       183       200       159        169       165       189
Allowance related to loans sold or securitized            (2)        -         -         -         -          1         -        (5)
Charge-offs:
  Commercial                                              81        43       100       104        74         66        72       105
  Commercial construction                                  1         1         1         -         -          1         -         1
  Real estate - commercial                                13        10         5         3         5          6         8         2
  Real estate - residential                               32        48        31        41        26         16        20        24
  Home equity lines of credit                              6         6         6         6         7          4         5         5
  Credit card and other unsecured lines of credit         27        24        25        22        21         21        19        22
  Other consumer                                          29        27        30        35        41         37        38        55
                                                      ------------------------------------    -------------------------------------
Total charge-offs                                        189       159       198       211       174        151       162       214
                                                      ------------------------------------    -------------------------------------

Recoveries:
  Commercial                                              13         9        11        11        12          9         4         7
  Commercial construction                                  -         -         -         -         -          -         -         -
  Real estate - commercial                                 3         1         -         1         1          2         1         1
  Real estate - residential                               10        11         6        10         5          1         1         1
  Home equity lines of credit                              2         2         1         2         2          1         1         1
  Credit card and other unsecured lines of credit          2         2         2         2         2          1         2         3
  Other consumer                                           8        10        14        14        12         17        18        20
                                                      ------------------------------------    -------------------------------------
Total recoveries                                          38        35        34        40        34         31        27        33
                                                      ------------------------------------    -------------------------------------
Net charge-offs                                          151       124       164       171       140        120       135       181
                                                      ------------------------------------    -------------------------------------
Ending loan loss allowance                            $1,125    $1,130    $1,147    $1,128    $1,099     $1,080    $1,030    $1,000
                                                      ====================================    =====================================

MEMO:
Net charge-offs on:
  Securitized credit cards                            $   19    $   20    $   21    $   15    $   19     $   18    $   18    $   18
  Managed credit cards                                    37        35        36        28        33         30        29        32
  Securitized automobile loans                             2         2         2         3         3          2         1         -
  Managed automobile loans(1)                             12        11        10        13        13          9         8        15

NET CHARGE-OFFS AS A
% OF AVERAGE PORTFOLIO LOANS (ANNUALIZED)
Commercial                                              1.37%      .63%     1.63%     1.67%     1.05%       .98%     1.13%     1.59%
Commercial construction                                  .13       .12       .18       .02      (.11)       .20       .06       .18
Real estate - commercial                                 .41       .36       .22       .10       .16        .18       .37       .09
Real estate - residential                                .33       .61       .45       .59       .49        .40       .49       .62
Home equity lines of credit                              .15       .19       .19       .20       .27        .21       .21       .25
Credit card and other unused lines of credit            4.29      4.13      4.46      3.92      4.04       3.65      3.87      4.56
Other consumer                                          1.04       .83       .80      1.09      1.02        .72       .74      1.24
                                                      ------------------------------------    -------------------------------------
  TOTAL NET CHARGE-OFFS                                  .76%      .64%      .88%      .95%      .78%       .69%      .80%     1.08%
                                                      ====================================    =====================================

MEMO:
Securitized credit cards                                5.20%     5.35%     5.76%     4.29%     5.32%      5.00%     5.07%     5.49%
Managed credit cards                                    5.82%     5.58%     6.11%     4.71%     5.69%      5.12%     5.30%     5.81%
Securitized automobile loans                            1.67%     1.41%     1.32%     1.39%     1.17%       .66%      .27%        -
Managed automobile loans(1)                             1.09%      .98%      .89%     1.23%     1.18%       .81%      .74%     1.34%

                                                             FOR THE YEAR
                                                     -----------------------------
                                                      2003        2002        2001
                                                     -----------------------------
LOAN LOSS ALLOWANCE
Beginning loan loss allowance                        $1,099      $  997       $929
Provision                                               638         682        605
Allowance related to loans sold or securitized           (2)         (4)       (74)
Charge-offs:
  Commercial                                            328         317        199
  Commercial construction                                 3           2          1
  Real estate - commercial                               31          21         16
  Real estate - residential                             152          86         60
  Home equity lines of credit                            24          21         14
  Credit card and other unsecured lines of credit        98          83         98
  Other consumer                                        121         171        199
                                                     -----------------------------
Total charge-offs                                       757         701        587
                                                     -----------------------------

Recoveries:
  Commercial                                             44          32         17
  Commercial construction                                 -           -          -
  Real estate - commercial                                5           5          6
  Real estate - residential                              37           8          1
  Home equity lines of credit                             7           5          3
  Credit card and other unsecured lines of credit         8           8         23
  Other consumer                                         46          67         74
                                                     -----------------------------
Total recoveries                                        147         125        124
                                                     -----------------------------
Net charge-offs                                         610         576        463
                                                     -----------------------------
Ending loan loss allowance                           $1,125      $1,099       $997
                                                     =============================

MEMO:
Net charge-offs on:
  Securitized credit cards                           $   75      $   73       $ 50
  Managed credit cards                                  136         124        105
  Securitized automobile loans                            9           6          -
  Managed automobile loans(1)                            46          45         50

NET CHARGE-OFFS AS A
% OF AVERAGE PORTFOLIO LOANS (ANNUALIZED)
Commercial                                             1.33%       1.19%       .70%
Commercial construction                                 .12         .07        .10
Real estate - commercial                                .27         .20        .15
Real estate - residential                               .49         .50        .42
Home equity lines of credit                             .18         .24        .21
Credit card and other unused lines of credit           4.21        4.02       3.48
Other consumer                                          .94         .93       1.02
                                                     -----------------------------
  TOTAL NET CHARGE-OFFS                                 .80%        .83%       .68%
                                                     =============================

MEMO:
Securitized credit cards                               5.15%       5.21%      5.04%
Managed credit cards                                   5.56%       5.48%      4.76%
Securitized automobile loans                           1.43%        .67%         -
Managed automobile loans(1)                            1.04%       1.02%      1.14%

(1) Represents managed portfolio of indirect prime automobile loans.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                     CREDIT QUALITY STATISTICS (CONTINUED)
                                ($ IN MILLIONS)

                                                                      2003                                   2002
                                                    --------------------------------------   -------------------------------------
                                                    4TH QTR   3RD QTR    2ND QTR   1ST QTR   4TH QTR   3RD QTR   2ND QTR   1ST QTR
                                                    --------------------------------------   -------------------------------------
NONPERFORMING ASSETS
Commercial                                          $   257   $   341    $   402   $   379   $   408   $   437   $   415   $   356
Commercial construction                                   7         9          8         6         6         6         6        12
Real estate - commercial                                 67        65         75        78        60        78        57        53
Real estate - residential:
  National City Mortgage                                103       102         97       110        91        79        73        77
  First Franklin                                         51        49         47        44        44        46        47        47
  Altegra/Loan Zone                                      50        60         66        69        76        80        82        83
  Other                                                  15         3         12        10        17        21        24        22
                                                    --------------------------------------   -------------------------------------
     Total real estate - residential                    219       214        222       233       228       226       226       229
                                                    --------------------------------------   -------------------------------------
Total nonperforming portfolio loans                     550       629        707       696       702       747       704       650
Other real estate owned (OREO):
  Commercial                                              2         4          5         3         3         4         4         4
  Real estate - residential:
     National City Mortgage                              43        44         38        43        40        36        34        23
     First Franklin                                      33        34         31        34        34        30        24        17
     Altegra/Loan Zone                                   21        28         30        36        38        35        27        22
                                                    --------------------------------------   -------------------------------------
       Total real estate - residential                   97       106         99       113       112       101        85        62
                                                    --------------------------------------   -------------------------------------
Total OREO                                               99       110        104       116       115       105        89        66

Mortgage loans held for sale and other                    8        17          7        10         -         -         -         -
                                                    --------------------------------------   -------------------------------------
  TOTAL NONPERFORMING ASSETS                        $   657   $   756    $   818   $   822   $   817   $   852   $   793   $   716
                                                    ======================================   =====================================
PERCENTAGE OF NONPERFORMING ASSETS
   BY CATEGORY
Commercial                                               40%       45%        49%       46%       50%       51%       53%       50%
Commercial construction                                   1         1          1         1         1         1         1         2
Real estate - commercial                                 10         9          9         9         7         9         7         7
Real estate - residential:
  National City Mortgage                                 15        14         13        14        12        11        10        10
  First Franklin                                          8         6          5         5         5         5         6         7
  Altegra/Loan Zone                                       8         8          8         8         9         9        10        12
  Other                                                   2         -          1         1         2         2         2         3
                                                    --------------------------------------   -------------------------------------
     Total real estate - residential                     33        28         27        28        28        27        28        32
                                                    --------------------------------------   -------------------------------------
Total nonperforming portfolio loans                      84        83         86        84        86        88        89        91
Other real estate owned (OREO):
  Commercial                                              -         1          1         -         -         -         1         1
  Real estate - residential:
     National City Mortgage                               7         6          4         6         5         4         4         3
     First Franklin                                       5         4          4         4         4         4         3         2
     Altegra/Loan Zone                                    3         4          4         4         5         4         3         3
                                                    --------------------------------------   -------------------------------------
       Total real estate - residential                   15        14         12        14        14        12        10         8
                                                    --------------------------------------   -------------------------------------
Total OREO                                               15        15         13        14        14        12        11         9

Mortgage loans held for sale and other                    1         2          1         2         -         -         -         -
                                                    --------------------------------------   -------------------------------------
  TOTAL NONPERFORMING ASSETS                            100%      100%       100%      100%      100%      100%      100%      100%
                                                    ======================================   =====================================
DISTRESSED LOAN SALES
Distressed loans classified as nonperforming
  at the end of the previous quarter                $    27   $    28    $    40   $    32
Other                                                    12        16         25        24
                                                    --------------------------------------
  TOTAL DISTRESSED LOANS SOLD                       $    39   $    44    $    65   $    56
                                                    ======================================
RATIOS
Nonperforming assets to period-end portfolio
 loans and other nonperforming assets                   .83%      .97%      1.08%     1.10%     1.13%     1.20%     1.15%     1.05%
Nonperforming assets to period-end total
 assets - as restated*                                  .58       .62        .66       .70       .69       .78       .80       .72
Loan loss allowance to nonperforming portfolio
 loans                                               204.76    179.61     162.09    162.01    156.42    144.44    146.42    153.84
Loan loss allowance to period-end portfolio loans      1.42      1.45       1.51      1.51      1.52      1.52      1.50      1.47
Loan loss allowance (period-end) to annualized
  net charge-offs                                    189.04    228.68     174.07    163.10    198.04    227.03    190.26    135.90

* See note on Summary of Presentation Changes

                                   UNAUDITED
                            NATIONAL CITY CORPORATION
                     CREDIT QUALITY STATISTICS (CONTINUED)
                                 ($ IN MILLIONS)

                                                                  2003                                       2002
                                                 --------------------------------------  -----------------------------------------
                                                 4TH QTR  3RD QTR    2ND QTR    1ST QTR  4TH QTR     3RD QTR    2ND QTR    1ST QTR
                                                 --------------------------------------  -----------------------------------------
LOANS 90+ DAYS PAST DUE
  ACCRUING INTEREST
Commercial                                        $ 20     $ 38       $ 35       $ 42     $ 41        $ 75       $ 57       $ 61
Commercial construction                              3       10         14          5        1           2          7          7
Real estate - commercial                            32       22         26         18       26          17         30         31
Real estate - residential:
  National City Mortgage and other                 140      121        125        136      135         127        123        142
  First Franklin                                   276      259        237        233      228         216        198        179
  Altegra/Loan Zone                                 12       35         68         77       87          95         89         85
  National Home Equity                               -        1          1          1        -           -          -          -
                                                  -----------------------------------     --------------------------------------
     Total real estate - residential               428      416        431        447      450         438        410        406
                                                  -----------------------------------     --------------------------------------
Home equity lines of credit                         15       15         15         14       16          15         15         17
Credit card and other unsecured lines of credit     18       15         14         16        8           7          7          8
Other consumer                                      12       11         19         12       19          18         18         21
Mortgage loans held for sale and other              37       71         39         57       14           5          5         21
                                                  -----------------------------------     --------------------------------------
  TOTAL LOANS 90+ DAYS PAST DUE                   $565     $598       $593       $611     $575        $577       $549       $572
                                                  ===================================     ======================================

             TEN LARGEST NONPERFORMING LOANS AS OF DECEMBER 31, 2003
                                 ($ IN MILLIONS)

                                                                                                  Amount   As a Percentage of Total
         Major Industry(1)                   Sub-Industry                  Portfolio           Outstanding   Nonperforming Assets
------------------------------------    ----------------------          ----------------       -----------   --------------------
Industrial                                Electrical Products              Commercial             $ 10                1.5%
Real estate                             Electrical Contracting             Commercial                9 (2)            1.4%
Technology                                    Telecomm                     Commercial                9 (2)            1.4%
Basic materials                            Metal Treating                  Commercial                8                1.2%
Consumer noncyclical                         Healthcare              Commercial/Real Estate          8                1.2%
Industrial                               Cargo Transportation              Commercial                7                1.1%
Consumer cyclical                         Household Furniture              Commercial                6                 .9%
Financial                                     Finance                      Commercial                6                 .9%
Consumer cyclical                        Textiles and Leather              Commercial                6 (2)             .9%
Industrial                               Electronic Machinery              Commercial                5 (2)             .8%
                                                                                                  ----              -----
                                                                                                  $ 74               11.3%

Total nonperforming assets                                                                        $657              100.0%

Nonperforming assets as a percentage
  of period-end portfolio loans and
  other nonperforming assets                                                                                          .83%

(1) Based on Standard Industrial Classification System codes

(2) Loan represents a participation in a shared national credit

         COMMERCIAL LOAN INDUSTRY CONCENTRATION AS OF DECEMBER 31, 2003
                                 ($ IN MILLIONS)

                                                                             Average       Largest Loan
                                                            Percent to     Loan Balance     to a Single
           Major Industry(1)                 Balance          Total         Per Obligor       Obligor
----------------------------------------     -------          -----         -----------       -------
Real estate                                  $ 9,362            30%            $ .8             $38
Consumer cyclical                              4,787            15%              .8              78
Consumer noncyclical                           3,959            13%              .4              93
Industrial                                     3,264            10%              .8              60
Basic materials                                2,576             8%             1.2              28
Financial                                      1,761             6%             1.3              42
Services                                       1,335             4%              .4              81
Energy and utilities                             616             2%             1.0              24
Technology                                       287             1%             2.6              25
Miscellaneous                                  1,908             6%              .2              18
                                             -------           ---
                                              29,855            95%
Commercial leasing - all industries            1,427             5%
                                             -------           ---
Total commercial, commercial real estate
  and commercial construction                $31,282           100%
                                             =======           ===

(1) Based on Standard Industrial Classification System codes

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
       CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES

                                                              2003                                        2002
                                            -----------------------------------------   -------------------------------------------
                                            4TH QTR    3RD QTR    2ND QTR    1ST QTR    4TH QTR     3RD QTR    2ND QTR    1ST QTR
                                            -----------------------------------------   -------------------------------------------
DEPOSIT ACCOUNT METRICS
PERSONAL DEPOSITS:

Number of accounts (in thousands):
     Noninterest bearing checking              1,645      1,641      1,604      1,574      1,562       1,568      1,534      1,505
     Interest bearing checking                   713        709        696        682        665         658        639        623
     Money market savings                        456        457        448        438        425         418        410        401
     Regular savings                             824        841        855        871        888         930        947        963
                                            -----------------------------------------   ------------------------------------------
          TOTAL PERSONAL DEPOSIT ACCOUNTS      3,638      3,648      3,603      3,565      3,540       3,574      3,530      3,492
                                            =========================================   ==========================================

Average account size:
     Noninterest bearing checking           $  1,835   $  1,834   $  1,876   $  1,910   $  1,903    $  1,904   $  1,971   $  1,951
     Interest bearing checking                11,189     10,953     10,761     10,226      8,626       8,400      8,521      8,407
     Money market savings                     30,513     30,246     29,981     29,530     27,720      28,029     28,109     28,289
     Regular savings                           2,517      2,519      2,548      2,495      2,455       2,459      2,456      2,442
                                            -----------------------------------------   ------------------------------------------
          TOTAL AVERAGE ACCOUNT SIZE        $  7,415   $  7,321   $  7,249   $  7,034   $  6,265    $  6,260   $  6,305   $  6,262
                                            =========================================   ==========================================

BUSINESS DEPOSITS:
Number of accounts (in thousands)                315        308        297        286        270         266        264        261
Average account size                        $ 20,894   $ 20,551   $ 20,273   $ 19,875   $ 21,921    $ 22,667   $ 22,219   $ 21,572

TIME DEPOSITS:
Number of accounts (in thousands)                801        819        851        882        909         936        965        976
Average account size                        $ 15,836   $ 15,649   $ 15,694   $ 15,652   $ 15,681    $ 15,341   $ 15,130   $ 14,776

CONSUMER LOAN PRODUCTION METRICS
  (# OF LOANS)(1)
Installment loan originations:
  Home equity(2)(4)                            7,318     16,532     12,497      7,520     10,664       5,577      6,259      7,116
  Other(3)                                     4,576      6,199      5,536      4,697      5,446       6,723      6,631      5,779
Home equity(4) and other lines of credit      17,340     23,946     26,974     19,406     23,310      23,154     28,578     26,672
                                            -----------------------------------------   ------------------------------------------
     TOTAL CONSUMER LOAN ORIGINATIONS         29,234     46,677     45,007     31,623     39,420      35,454     41,468     39,567
                                            =========================================   ==========================================

BANK BRANCHES
Traditional                                      690        673        660        659        653         652        654        653
Limited service                                   17         19         20         21         22          23         20         20
In-store                                          47         51         53         63         68          70         73         74
Bank express                                     360        379        390        396        400         400        401        402
                                            -----------------------------------------   ------------------------------------------
    TOTAL BANK BRANCHES                        1,114      1,122      1,123      1,139      1,143       1,145      1,148      1,149
                                            =========================================   ==========================================

ATMs                                           1,574      1,580      1,583      1,607      1,610       1,615      1,633      1,637

ONLINE BANKING CUSTOMERS                     793,910    740,976    664,283    599,411    533,780     477,176    401,414    343,234

(1) Excludes home equity loans generated by the National Home Equity division of the National Consumer Finance line of business.

(2) Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(3) Includes automobile, truck, boat, recreational vehicle, and other secured installment loans.

(4) See additional home equity portfolio statistics on page 27.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                     ASSET MANAGEMENT PERFORMANCE MEASURES
                                ($ IN MILLIONS)

                                                                                 2003
                                                            ---------------------------------------------
                                                             4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                                            ---------------------------------------------
ASSETS UNDER ADMINISTRATION
  Managed assets:
     Value at beginning of period                           $  58,334   $  58,690   $  55,179   $  57,571
     Estimated change due to market impact                      2,914         492       3,376        (188)
     Other activity, net                                       (1,831)       (848)        135      (2,204)
                                                            ---------   ---------   ---------   ---------
     Value at end of period                                    59,417      58,334      58,690      55,179
                                                            ---------   ---------   ---------   ---------

  Non-managed assets:
     Value at beginning of period                              48,317      48,987      45,929      73,752
     Estimated change due to market impact                      3,326        (246)      3,776      (1,814)
     Other activity, net                                          496        (424)       (718)    (26,009)
                                                            ---------   ---------   ---------   ---------
     Value at end of period                                    52,139      48,317      48,987      45,929
                                                            ---------   ---------   ---------   ---------
     TOTAL ASSETS AT END OF PERIOD                          $ 111,556   $ 106,651   $ 107,677   $ 101,108
                                                            =========   =========   =========   =========

  PROPRIETARY MUTUAL FUND ASSETS (included above)           $  15,335   $  14,850   $  15,831   $  15,186

ASSETS UNDER ADMINISTRATION REPRESENTED BY:

  Type of investment:
     Money market and other                                 $  15,711   $  15,826   $  15,760   $  15,144
     Equity                                                    55,167      49,851      50,647      45,364
     Fixed income                                              40,678      40,974      41,270      40,600
                                                            ---------   ---------   ---------   ---------
        TOTAL                                               $ 111,556   $ 106,651   $ 107,677   $ 101,108
                                                            =========   =========   =========   =========

  Type of business:
     Investment management and personal trust               $  50,185   $  47,716   $  48,866   $  46,246
     Corporate trust                                           18,788      19,333      18,006      17,312
     Retirement plan services                                  18,418      16,703      17,514      15,826
     Charitable and endowment                                  12,244      11,710      11,864      11,030
     Other                                                     11,921      11,189      11,427      10,694
                                                            ---------   ---------   ---------   ---------
        TOTAL                                               $ 111,556   $ 106,651   $ 107,677   $ 101,108
                                                            =========   =========   =========   =========

PERCENTAGE OF ASSETS UNDER ADMINISTRATION REPRESENTED BY:

  Type of investment:
     Money market and other                                        14%         15%         15%         15%
     Equity                                                        50%         47%         47%         45%
     Fixed income                                                  36%         38%         38%         40%

  Type of business:
     Investment management and personal trust                      45%         45%         45%         45%
     Corporate trust                                               17%         18%         17%         17%
     Retirement plan services                                      16%         16%         16%         16%
     Charitable and endowment                                      11%         11%         11%         11%
     Other                                                         11%         10%         11%         11%

                                                                                 2002
                                                            --------------------------------------------
                                                             4TH QTR      3RD QTR   2ND QTR     1ST QTR
                                                            --------------------------------------------
ASSETS UNDER ADMINISTRATION
  Managed assets:
     Value at beginning of period                           $  56,975  $  61,064   $  64,945   $  65,000
     Estimated change due to market impact                        682     (3,340)     (3,455)        345
     Other activity, net                                          (86)      (749)       (426)       (400)
                                                            ---------  ---------   ---------   ---------
     Value at end of period                                    57,571     56,975      61,064      64,945
                                                            ---------  ---------   ---------   ---------

  Non-managed assets:
     Value at beginning of period                              72,210     79,515      82,936      82,160
     Estimated change due to market impact                      3,894     (7,070)     (3,989)      1,098
     Other activity, net                                       (2,352)      (235)        568        (322)
                                                            ---------  ---------   ---------   ---------
     Value at end of period                                    73,752     72,210      79,515      82,936
                                                            ---------  ---------   ---------   ---------
     TOTAL ASSETS AT END OF PERIOD                          $ 131,323  $ 129,185   $ 140,579   $ 147,881
                                                            =========  =========   =========   =========

  PROPRIETARY MUTUAL FUND ASSETS (included above)           $  16,014  $  16,255   $  17,318   $  17,443

ASSETS UNDER ADMINISTRATION REPRESENTED BY:

  Type of investment:
     Money market and other                                 $  16,359  $  18,829   $  19,466   $  19,809
     Equity                                                    53,968     50,138      58,674      65,796
     Fixed income                                              60,996     60,218      62,439      62,276
                                                            ---------  ---------   ---------   ---------
        TOTAL                                               $ 131,323  $ 129,185   $ 140,579   $ 147,881
                                                            =========  =========   =========   =========
  Type of business:
     Investment management and personal trust               $  46,994  $  46,453   $  50,169   $  53,115
     Corporate trust                                           45,500     44,403      48,551      49,320
     Retirement plan services                                  16,487     15,640      17,248      18,936
     Charitable and endowment                                  11,741     11,995      12,764      13,735
     Other                                                     10,601     10,694      11,847      12,775
                                                            ---------  ---------   ---------   ---------
        TOTAL                                               $ 131,323  $ 129,185   $ 140,579   $ 147,881
                                                            =========  =========   =========   =========

PERCENTAGE OF ASSETS UNDER ADMINISTRATION REPRESENTED BY:

  Type of investment:
     Money market and other                                        13%        14%         14%         14%
     Equity                                                        41%        39%         42%         44%
     Fixed income                                                  46%        47%         44%         42%

  Type of business:
     Investment management and personal trust                      35%        36%         36%         36%
     Corporate trust                                               35%        35%         35%         33%
     Retirement plan services                                      13%        12%         12%         13%
     Charitable and endowment                                       9%         9%          9%          9%
     Other                                                          8%         8%          8%          9%

                                                                       FOR THE YEAR
                                                            -----------------------------------
                                                              2003         2002         2001
                                                            -----------------------------------
ASSETS UNDER ADMINISTRATION
  Managed assets:
     Value at beginning of period                           $  57,571    $  65,000    $  66,155
     Estimated change due to market impact                      6,594       (5,768)        (590)
     Other activity, net                                       (4,748)      (1,661)        (565)
                                                            ---------    ---------    ---------
     Value at end of period                                    59,417       57,571       65,000
                                                            ---------    ---------    ---------

  Non-managed assets:
     Value at beginning of period                           $  73,752    $  82,160       83,879
     Estimated change due to market impact                      5,042       (6,067)         382
     Other activity, net                                      (26,655)      (2,341)      (2,101)
                                                            ---------    ---------    ---------
     Value at end of period                                    52,139       73,752       82,160
                                                            ---------    ---------    ---------
     TOTAL ASSETS AT END OF PERIOD                          $ 111,556    $ 131,323    $ 147,160
                                                            =========    =========    =========

  PROPRIETARY MUTUAL FUND ASSETS (included above)

ASSETS UNDER ADMINISTRATION REPRESENTED BY:

  Type of investment:
     Money market and other
     Equity
     Fixed income

        TOTAL

  Type of business:
     Investment management and personal trust
     Corporate trust
     Retirement plan services
     Charitable and endowment
     Other

        TOTAL

PERCENTAGE OF ASSETS UNDER ADMINISTRATION REPRESENTED BY:

  Type of investment:
     Money market and other
     Equity
     Fixed income

  Type of business:
     Investment management and personal trust
     Corporate trust
     Retirement plan services
     Charitable and endowment
     Other

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                          MORTGAGE BANKING STATISTICS
                                ($ IN MILLIONS)

--------------------------------------------------------------------------------

                                                          2003                                            2002
                                      --------------------------------------------  ----------------------------------------------

                                        4TH QTR   3RD QTR    2ND QTR     1ST QTR      4TH QTR    3RD QTR     2ND QTR     1ST QTR
                                      --------------------------------------------  ----------------------------------------------
REVENUE SUMMARY
----------------------------------
Origination and sales revenue:
  National City Mortgage Co. (NCMC)       $334     ($152)      $273        $426        ($45)         $18        $133        $124
  First Franklin                            65        95         88          69          69           27          43          14
                                      --------------------------------------------  ----------------------------------------------
  Total origination and sales revenue      399       (57)       361         495          24           45         176         138

Net servicing revenue (NCMC)                52        30         66         136          21           88          41          57
                                      --------------------------------------------  ----------------------------------------------
   TOTAL MORTGAGE BANKING REVENUE -
     AS RESTATED *                        $451      ($27)      $427        $631         $45         $133        $217        $195
                                      ============================================  ==============================================
APPLICATION DATA(1)
----------------------------------
National City Mortgage Co. (NCMC)      $20,548   $31,104    $57,849     $45,073     $38,985      $42,432     $23,387     $21,401
First Franklin                          10,380    10,935      8,262       6,763       6,862        6,055       6,358       5,124
                                      --------------------------------------------  ----------------------------------------------
   TOTAL APPLICATIONS                  $30,928   $42,039    $66,111     $51,836     $45,847      $48,487     $29,745     $26,525
                                      ============================================  ==============================================

PERCENTAGE OF NCMC APPLICATIONS
   REPRESENTED BY:
       Refinances                           52%       57%        75%         76%         75%          73%         48%         52%
       Government loans                     16%       18%        15%         16%         16%          16%         20%         20%
       Adjustable-rate loans                14%       11%         9%          6%          6%           8%         10%          8%

PRODUCTION DATA
----------------------------------
NCMC:
     Retail                             $6,389   $14,990    $14,495     $10,606     $13,657       $9,632      $6,257      $6,249
     Wholesale                           7,800    16,283     18,358      13,694      15,673       11,983       7,348       8,140
                                      --------------------------------------------  ----------------------------------------------
     Total NCMC                         14,189    31,273     32,853      24,300      29,330       21,615      13,605      14,389
First Franklin                           2,976     2,801      2,396       1,732       1,963        1,333       1,248         626
                                      --------------------------------------------  ----------------------------------------------
   TOTAL LOANS ORIGINATED FOR SALE     $17,165   $34,074    $35,249     $26,032     $31,293      $22,948     $14,853     $15,015
                                      ============================================  ==============================================

MEMO:
Total First Franklin loan
  originations                          $6,203    $6,051     $4,396      $3,488      $3,606       $2,706      $2,396      $2,009

PERCENTAGE OF NCMC ORIGINATIONS
   REPRESENTED BY:
       Refinances                           52%       71%        75%         76%         77%          64%         46%         62%
       Government loans                     18%       15%        15%         16%         14%          17%         22%         18%
       Adjustable-rate loans                17%        8%         6%          6%          6%          10%         11%          8%

NATIONAL ORIGINATOR RANKING(2)                         8          7           8           7            7           7           7

GEOGRAPHIC MIX OF ORIGINATIONS(3):
  Top five states and their
    percentage to total
    NCMC originations:
        California                          23%       19%        21%         19%         19%          20%         22%         23%
        Virginia                             7%        8%         8%          7%          7%           7%          7%          6%
        Maryland                             6%        8%         8%          8%          8%           8%          6%          6%
        Illinois                             6%        6%         6%          6%          6%           6%          6%          6%
        Texas                                5%        6%         6%          6%          6%           5%          5%          -
        Ohio                                 -         -          -           -           -            -           -           5%
        Arizona                              -         -          -           -           -            -           -           -

LOAN SALES
----------------------------------
NCMC                                   $22,164   $33,462    $27,277     $25,611     $20,253      $14,921     $15,390     $16,989
First Franklin                           2,379     2,543      2,164       1,851       1,810          867       1,247         635
                                      --------------------------------------------  ----------------------------------------------
   TOTAL MORTGAGE LOAN SALES           $24,543   $36,005    $29,441     $27,462     $22,063      $15,788     $16,637     $17,624
                                      ============================================  ==============================================


                                                 FOR THE YEAR
                                       --------------------------------

                                          2003         2002       2001
                                       --------------------------------
REVENUE SUMMARY
----------------------------------
Origination and sales revenue:
  National City Mortgage Co. (NCMC)        $881        $230        $352
  First Franklin                            317         153          59
                                       --------------------------------
  Total origination and sales revenue     1,198         383         411

Net servicing revenue (NCMC)                284         207         114
                                       --------------------------------
   TOTAL MORTGAGE BANKING REVENUE -
     AS RESTATED *                       $1,482        $590        $525
                                       ================================
APPLICATION DATA(1)
----------------------------------
National City Mortgage Co. (NCMC)      $154,574    $126,205     $90,222
First Franklin                           36,340      24,399      16,162
                                       --------------------------------
   TOTAL APPLICATIONS                  $190,914    $150,604    $106,384
                                       ================================

PERCENTAGE OF NCMC APPLICATIONS
   REPRESENTED BY:
       Refinances                            69%         65%         60%
       Government loans                      16%         17%         14%
       Adjustable-rate loans                  9%          8%          4%

PRODUCTION DATA
----------------------------------
NCMC:
     Retail                             $46,480     $35,795     $27,743
     Wholesale                           56,135      43,144      28,300
                                       --------------------------------
     Total NCMC                         102,615      78,939      56,043
First Franklin                            9,905       5,170       2,465
                                       --------------------------------
   TOTAL LOANS ORIGINATED FOR SALE     $112,520     $84,109     $58,508
                                       ================================

MEMO:
Total First Franklin loan
  originations                          $20,138     $10,717      $6,301

PERCENTAGE OF NCMC ORIGINATIONS
   REPRESENTED BY:
       Refinances                            71%         65%         60%
       Government loans                      16%         17%         20%
       Adjustable-rate loans                  8%          8%          6%

NATIONAL ORIGINATOR RANKING(2)

GEOGRAPHIC MIX OF ORIGINATIONS(3):
  Top five states and their
    percentage to total
    NCMC originations:
        California                           20%         20%         20%
        Virginia                              7%          7%          6%
        Maryland                              8%          7%          6%
        Illinois                              6%          6%          6%
        Texas                                 6%          5%          -
        Ohio                                  -           -           6%
        Arizona                               -           -           -

LOAN SALES
----------------------------------
NCMC                                   $108,514     $67,553     $41,009
First Franklin                            8,937       4,559       2,070
                                       --------------------------------
   TOTAL MORTGAGE LOAN SALES           $117,451     $72,112     $43,079
                                       ================================


(1) Represents applications for both loans originated for sale and to be held in portfolio
(2) Source: Inside Mortgage Finance. Represents rank of the Corporation's mortgage banking subsidiary, National City Mortgage Co. The current quarter ranking is not yet available.
(3) Based on the dollar volume of loans originated for sale. Percentages not shown for states that are not one of the top five.
 *   See note on Summary of Presentation Changes

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                     MORTGAGE BANKING STATISTICS (CONTINUED)
                                ($ IN MILLIONS)

--------------------------------------------------------------------------------

                                                                2003                                       2002
                                              ----------------------------------------   -----------------------------------------

                                                 4TH QTR   3RD QTR   2ND QTR  1ST QTR      4TH QTR   3RD QTR    2ND QTR   1ST QTR
                                              ----------------------------------------   -----------------------------------------
NCMC NET SERVICING REVENUE COMPONENTS
-----------------------------------------
    Net servicing fees                             $116       $94       $92      $120         $89       $97       $94       $88
    Amortization of mortgage servicing
      assets (MSRs)                                 (73)     (190)     (125)     (126)       (127)     (100)      (69)      (62)
    MSR SFAS 140 impairment (charge)
      recovery                                       13       207      (125)      100         (36)     (111)     (112)       13
    MSR SFAS 133 hedge and other derivative
      gains (losses):
        Gains (losses) on MSRs hedged under
         SFAS 133                                   (22)      (50)      (83)      (41)        (93)     (295)     (316)      (12)
        Gains (losses) on derivatives in
         SFAS 133 relationships                      16        16       139        67         142       373       435        31
        Gains (losses) on other
            derivatives used to
            economically hedge MSRs                  (3)      (47)      168        16          46       124         9        (1)
    Other                                             5         -         -         -           -         -         -         -
                                              ----------------------------------------   -----------------------------------------
       NET SERVICING REVENUE - AS
         RESTATED *                                 $52       $30       $66      $136         $21       $88       $41       $57
                                              ========================================   =========================================

MORTGAGE SERVICING ASSETS
-----------------------------------------
Carrying value at beginning of period            $1,152      $955    $1,047      $950        $989    $1,255    $1,439    $1,224
Additions                                           253       440       258       266         184       143       206       294
Amortization                                        (73)     (190)     (125)     (126)       (127)     (100)      (69)      (62)
SFAS 133 hedge basis adjustments                    (22)      (50)      (83)      (41)        (93)     (295)     (316)      (12)
Application of valuation allowance to
  directly write-down servicing assets                -         -      (137)        -           -         -         -         -
Sales                                                (9)       (3)       (5)       (2)         (3)      (14)       (5)       (5)
                                              ----------------------------------------   -----------------------------------------
CARRYING VALUE BEFORE VALUATION ALLOWANCE
  AT END OF PERIOD                               $1,301    $1,152      $955    $1,047        $950      $989    $1,255    $1,439
                                              ========================================   =========================================
VALUATION ALLOWANCE
  Balance at beginning of period                   ($15)    ($222)    ($234)    ($334)      ($298)    ($187)     ($75)     ($88)
  Impairment recoveries (charges)                    13       207      (125)      100         (36)     (111)     (112)       13
  Application of valuation allowance to
    directly write-down servicing assets              -         -       137         -           -         -         -         -
                                              ----------------------------------------   -----------------------------------------
 BALANCE AT END OF PERIOD                           ($2)     ($15)    ($222)    ($234)      ($334)    ($298)    ($187)     ($75)
                                              ========================================   =========================================

NET CARRYING VALUE OF MORTGAGE
  SERVICING ASSETS
  AT END OF PERIOD - AS RESTATED *               $1,299    $1,137      $733      $813        $616      $691    $1,068    $1,364
                                              ========================================   =========================================
FAIR VALUE AT END OF PERIOD                      $1,444    $1,140      $733      $813        $616      $691    $1,068    $1,364
                                              ========================================   =========================================

RATIO OF CARRYING VALUE OF MSRS TO
  TOTAL MORTGAGE LOANS SERVICED FOR
  THIRD PARTIES                                     .92%      .88%      .61%      .72%        .60%      .70%     1.13%     1.60%

RATIO OF FAIR VALUE OF MSRS TO TOTAL
  MORTGAGE LOANS SERVICED FOR THIRD
  PARTIES                                          1.02%      .88%      .61%      .72%        .60%      .70%     1.13%     1.60%

NCMC SERVICING ASSET CAPITALIZATION RATE           1.14%     1.31%      .95%     1.04%        .91%      .96%     1.34%     1.73%

NCMC SERVICING ASSET AMORTIZATION RATE
(ANNUALIZED)                                         25%       79%       48%       54%         51%       32%       19%       21%

ECONOMIC MSR PERFORMANCE (1)
-----------------------------------------
Net servicing fees and other                       $121       $94       $92      $120         $89       $97       $94       $88
Amortization of MSRs                                (73)     (190)     (125)     (126)       (127)     (100)      (69)      (62)

Recognized change in fair value of MSRs:
    SFAS 133 gains (losses)                         (22)      (50)      (83)      (41)        (93)     (295)     (316)      (12)
    SFAS 140 impairment (charge)
      recovery                                       13       207      (125)      100         (36)     (111)     (112)       13
Change in MSR fair value not
   recognized(2)                                    145         -         -         -           -         -         -         -
                                              ----------------------------------------   -----------------------------------------
     Total change in fair value of MSRs             136       157      (208)       59        (129)     (406)     (428)        1
                                              ----------------------------------------   -----------------------------------------
Recognized change in fair value of derivatives:
    Derivatives included in SFAS 133
      relationship                                   16        16       139        67         142       373       435        31
    Other derivatives used to
      economically hedge MSRs                        (3)      (47)      168        16          46       124         9        (1)
                                              ----------------------------------------   -----------------------------------------
     Total change in fair value of
        derivatives                                  13       (31)      307        83         188       497       444        30
                                              ----------------------------------------   -----------------------------------------
     NET ECONOMIC MSR PERFORMANCE
                                                   $197       $30       $66      $136         $21       $88       $41       $57
                                              ========================================   =========================================

                                                          FOR THE YEAR
                                                 --------------------------------

                                                   2003        2002       2001
                                                 --------------------------------
NCMC NET SERVICING REVENUE COMPONENTS
-----------------------------------------
    Net servicing fees                             $422        $368        $270
    Amortization of mortgage servicing
      assets (MSRs)                                (514)       (358)       (197)
    MSR SFAS 140 impairment (charge)
      recovery                                      195        (246)        (88)
    MSR SFAS 133 hedge and other derivative
      gains (losses):
        Gains (losses) on MSRs hedged under
         SFAS 133                                  (196)       (716)       (185)
        Gains (losses) on derivatives in
         SFAS 133 relationships                     238         981         264
        Gains (losses) on other
            derivatives used to
            economically hedge MSRs                 134         178          66
    Other                                             5           -         (16)
                                                 --------------------------------
       NET SERVICING REVENUE - AS
         RESTATED *                                $284        $207        $114
                                                 ================================

MORTGAGE SERVICING ASSETS
-----------------------------------------
Carrying value at beginning of period              $950      $1,224      $1,000
Additions                                         1,217         827         613
Amortization                                       (514)       (358)       (197)
SFAS 133 hedge basis adjustments                   (196)       (716)       (185)
Application of valuation allowance to
  directly write-down servicing assets             (137)          -           -
Sales                                               (19)        (27)         (7)
                                                 --------------------------------
CARRYING VALUE BEFORE VALUATION ALLOWANCE
  AT END OF PERIOD                               $1,301        $950      $1,224
                                                 ================================
VALUATION ALLOWANCE
  Balance at beginning of period                  ($334)       ($88)          -
  Impairment recoveries (charges)                   195        (246)        (88)
  Application of valuation allowance to
    directly write-down servicing assets            137           -           -
                                                 --------------------------------
 BALANCE AT END OF PERIOD                           ($2)      ($334)       ($88)
                                                 ================================

NET CARRYING VALUE OF MORTGAGE
  SERVICING ASSETS
  AT END OF PERIOD - AS RESTATED *               $1,299        $616      $1,136
                                                 ================================
FAIR VALUE AT END OF PERIOD                      $1,444        $616      $1,136
                                                 ================================

RATIO OF CARRYING VALUE OF MSRS TO
  TOTAL MORTGAGE LOANS SERVICED FOR
  THIRD PARTIES

RATIO OF FAIR VALUE OF MSRS TO TOTAL
  MORTGAGE LOANS SERVICED FOR THIRD
  PARTIES

NCMC SERVICING ASSET CAPITALIZATION RATE           1.12%       1.22%       1.49%

NCMC SERVICING ASSET AMORTIZATION RATE
(ANNUALIZED)                                         54%         29%         20%

ECONOMIC MSR PERFORMANCE (1)
-----------------------------------------
Net servicing fees and other                       $427        $368        $254
Amortization of MSRs                               (514)       (358)       (197)

Recognized change in fair value of MSRs:
    SFAS 133 gains (losses)                        (196)       (716)       (185)
    SFAS 140 impairment (charge)
      recovery                                      195        (246)        (88)
Change in MSR fair value not
   recognized(2)                                    145           -           -
                                                 --------------------------------
     Total change in fair value of MSRs             144        (962)       (273)
                                                 --------------------------------
Recognized change in fair value of derivatives
    Derivatives included in SFAS 133
      relationship                                  238         981         264
    Other derivatives used to
      economically hedge MSRs                       134         178          66
                                                 --------------------------------
     Total change in fair value of
        derivatives                                 372       1,159         330
                                                 --------------------------------
     NET ECONOMIC MSR PERFORMANCE                  $429        $207        $114
                                                 ================================


(1) The purpose of this disclosure is to present the economic results for the MSR and related hedges as certain increases in the fair value of the servicing assets cannot be recognized in the period in which the increase occurs

(2) Represents increase in the fair value of certain MSRs accounted for under SFAS 140 that could not be written up above their cost basis (original cost basis less accumulated amortization and SFAS 133 hedge basis adjustments)

 *   See note on Summary of Presentation Changes

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                     MORTGAGE BANKING STATISTICS (CONTINUED)
                                ($ IN MILLIONS)

--------------------------------------------------------------------------------

                                                            2003                                          2002
                                          ------------------------------------------   --------------------------------------------
                                           4TH QTR   3RD QTR   2ND QTR     1ST QTR      4TH QTR     3RD QTR   2ND QTR      1ST QTR
                                          ------------------------------------------   --------------------------------------------
SERVICING  DATA
----------------------------------
Rollforward of servicing
  portfolio (UPB):
Beginning balance                          $129,127  $119,894  $112,358    $101,858       $98,439   $94,550    $85,206    $73,930
Additions                                    28,000    39,004    34,964      32,224        26,876    18,764     18,615     21,022
Repayments                                   (8,634)  (22,067)  (20,673)    (14,696)      (16,380)   (9,944)    (4,601)    (5,217)
Other reductions                             (7,347)   (7,704)   (6,755)     (7,028)       (7,077)   (4,931)    (4,670)    (4,529)
                                          ------------------------------------------   --------------------------------------------
Ending balance                             $141,146  $129,127  $119,894    $112,358      $101,858   $98,439    $94,550    $85,206
                                          ==========================================   ============================================

Memo:  Prepayment rate                           24%       65%       66%         50%           61%       39%        20%        25%

Servicing portfolio composition
  (UPB):
   Conventional                             $89,766   $80,160   $74,842     $67,549       $61,044   $60,013    $58,132    $52,403
   Government                                25,439    24,323    23,760      23,405        22,060    22,163     21,386     20,302
   Jumbo and other                           25,941    24,644    21,292      21,404        18,754    16,263     15,032     12,501
                                          ------------------------------------------   --------------------------------------------
  TOTAL MORTGAGE LOANS SERVICED FOR
    THIRD PARTIES                          $141,146  $129,127  $119,894    $112,358      $101,858   $98,439    $94,550    $85,206
                                          ==========================================   ============================================


NATIONAL SERVICER RANKING(1)                                9         9           9             8        10         11         11

GEOGRAPHIC MIX OF MORTGAGE LOANS
SERVICED FOR THIRD PARTIES(2):
     Top five states and their
       percentage to total
       mortgage loans serviced for
       third parties
          California                             15%       15%       14%         14%           14%       14%        14%        13%
          Virginia                                7%        7%        6%          6%            6%        6%         6%         6%
          Maryland                                7%        7%        6%          6%            6%        6%         6%         6%
          Texas                                   7%        7%        6%          6%            -         -          -          -
          Ohio                                    6%        6%        6%          7%            7%        8%         8%         8%
          Illinois                                -         -         -           -             6%        6%         6%         6%
          Pennsylvania                            -         -         -           -             -         -          -          -

SERVICING PORTFOLIO METRICS:
   Conventional:
       Number of loans                      678,544   621,695   589,048     554,707       526,037   522,293    512,385    473,163
       Average loan size                   $132,292  $128,938  $127,056    $121,774      $116,045  $114,903   $113,454   $110,750
       Weighted-average note rate             5.93%     6.04%     6.31%       6.55%         6.76%     6.92%      6.98%      7.03%
       Weighted-average servicing fee        29 bps    30 bps    31 bps      32 bps        32 bps    32 bps     33 bps     33 bps
       Weighted-average age in months            15        15        17          18            21        22         22         23
       Default rate(3)                        2.60%     2.70%     2.81%       2.97%         3.26%     2.74%      2.49%      2.62%

   Government:
       Number of loans                      227,726   220,860   219,551     219,824       210,550   213,870    209,824    203,677
       Average loan size                   $111,711  $110,128  $108,221    $106,469      $104,771  $103,628   $101,923    $99,678
       Weighted-average note rate             6.15%     6.29%     6.50%       6.70%         6.88%     7.06%      7.17%      7.27%
       Weighted-average servicing fee        47 bps    47 bps    48 bps      48 bps        49 bps    49 bps     49 bps     50 bps
       Weighted-average age in months            18        18        20          21            22        22         23         23
       Default rate(3)                        7.38%     7.46%     7.06%       6.91%         8.92%     8.04%      8.58%      9.78%

   Jumbo and other:
       Number of loans                      104,710   106,234    99,370      96,619        81,825    73,970     68,626     58,028
       Average loan size                   $247,741  $231,977  $214,270    $221,530      $229,194  $219,863   $219,038   $215,428
       Weighted-average note rate             5.99%     6.09%     6.37%       6.55%         6.74%     7.03%      7.15%      7.24%
       Weighted-average servicing fee        29 bps    28 bps    27 bps      27 bps        27 bps    26 bps     28 bps     27 bps
       Weighted-average age in months            11        10        11          11            12        14         15         16
       Default rate(3)                        5.52%     5.49%     6.30%       7.38%         7.70%     7.31%      9.16%      8.42%

    Total portfolio:
       Number of loans                    1,010,980   948,789   907,969     871,150       818,412   810,133    790,835    734,868
       Average loan size                   $139,613  $136,097  $132,046    $128,977      $124,458  $121,510   $119,557   $115,947
       Weighted-average note rate             5.98%     6.09%     6.36%       6.58%         6.78%     6.97%      7.05%      7.12%
       Weighted-average servicing fee        33 bps    33 bps    34 bps      34 bps        35 bps    35 bps     36 bps     36 bps
       Weighted-average age in months            15        15        16          18            19        21         21         22
       Default rate(3)                        4.00%     4.13%     4.29%       4.64%         5.29%     4.69%      4.91%      5.17%



                                                    FOR THE YEAR
                                       ----------------------------------------
                                          2003            2002          2001
                                       ----------------------------------------
SERVICING  DATA
----------------------------------
Rollforward of servicing
  portfolio:(UPB)
Beginning balance                        $101,858        $73,930
Additions                                 134,192         85,277
Repayments                                (66,070)       (36,142)
Other reductions                          (28,834)       (21,207)
                                       ----------------------------------------
Ending balance                           $141,146       $101,858        $73,930
                                       ========================================

Memo:  Prepayment rate

Servicing portfolio composition
  (UPB):
   Conventional
   Government
   Jumbo and other

  TOTAL MORTGAGE LOANS SERVICED FOR
    THIRD PARTIES

NATIONAL SERVICER RANKING(1)

GEOGRAPHIC MIX OF MORTGAGE LOANS
SERVICED FOR THIRD PARTIES(2):
     Top five states and their
       percentage to total
       mortgage loans serviced for
       third parties
          California
          Virginia
          Maryland
          Texas
          Ohio
          Illinois
          Pennsylvania

SERVICING PORTFOLIO METRICS:
   Conventional:
       Number of loans
       Average loan size
       Weighted-average note rate
       Weighted-average servicing fee
       Weighted-average age in months
       Default rate(3)

   Government:
       Number of loans
       Average loan size
       Weighted-average note rate
       Weighted-average servicing fee
       Weighted-average age in months
       Default rate(3)

   Jumbo and other:
       Number of loans
       Average loan size
       Weighted-average note rate
       Weighted-average servicing fee
       Weighted-average age in months
       Default rate(3)

    Total portfolio:
       Number of loans
       Average loan size
       Weighted-average note rate
       Weighted-average servicing fee
       Weighted-average age in months
       Default rate(3)



(1) Source: Inside Mortgage Finance. Represents rank of the Corporation's mortgage banking subsidiary, National City Mortgage Co. The current quarter ranking is not yet available.

(2) Based upon period-end UPB of mortgage loans serviced for third parties. Percentages not shown for states that are not one of the top five.

(3)  Mortgage loans greater than 30 days past due

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
          FIRST FRANKLIN LOAN ORIGINATION AND PORTFOLIO STATISTICS(1)
                                ($ IN MILLIONS)

                                                                                  2003
                                                              --------------------------------------------
                                                               4TH QTR    3RD QTR     2ND QTR     1ST QTR
                                                              --------    --------    --------    --------
PRODUCTION DATA
ORIGINATIONS:
 Total First Franklin originations                            $  6,203    $  6,051    $  4,396    $  3,488
 Weighted-average note rate                                       6.99%       6.86%       7.14%       7.36%
 Weighted-average credit score(2)                                  653         660         657         657

SALES:
 Total sales of First Franklin loans to third parties         $  2,379    $  2,543    $  2,164    $  1,851
 Net gains on sales of First Franklin loans to third parties        65          95          88          69

PORTFOLIO STATISTICS(3)
Period-end portfolio balance                                  $ 15,137    $ 13,183    $ 11,496    $ 10,434
Weighted-average note rate                                        7.19%       7.43%       7.70%       7.81%
Weighted-average loan size                                    $127,556    $124,772    $126,390    $136,113
Weighted-average credit score(2)(4)                                649         648         645         645
First-lien weighted-average loan-to-value ratio(5)               77.89%      77.82%      78.56%      79.83%

BY LOAN PURPOSE:
 Purchase                                                           69%         69%         69%         69%
 Cash out refinancing                                               24%         24%         24%         24%
 Rate and term refinancing                                           7%          7%          7%          7%

PERCENTAGE OF FIRST FRANKLIN PORTFOLIO LOANS REPRESENTED BY:
 Owner occupied                                                     96%         97%         97%         97%
 Adjustable-rate loans                                              68%         65%         67%         72%
 Second lien(6)                                                      8%          8%          6%          2%

GEOGRAPHIC MIX - TOP FIVE STATES
 California                                                         45%         46%         46%         47%
 Florida                                                             6%          6%          6%          6%
 Oregon                                                              4%          4%          4%          4%
 Washington                                                          4%          4%          4%          3%
 Texas                                                               4%          -           -           -
 Ohio                                                                -           3%          4%          4%
 Illinois                                                            -           -           -           -

NET CHARGE-OFFS                                               $      5    $      5    $      5    $      6

NET CHARGE-OFFS AS A PERCENTAGE OF AVERAGE PORTFOLIO LOANS         .13%        .17%        .18%        .23%

NONPERFORMING ASSETS:
 Nonperforming loans                                          $     51    $     49    $     47    $     44
 Other real estate owned                                            33          34          30          34
                                                              --------    --------    --------    --------
  Total                                                       $     84    $     83    $     77    $     78
                                                              ========    ========    ========    ========
Loans 90+ days past due                                       $    276    $    259    $    237    $    233

NONPERFORMING ASSETS TO TOTAL FIRST FRANKLIN
  PORTFOLIO LOANS AND OTHER REAL ESTATE OWNED                      .55%        .63%        .67%        .75%

                                                                                  2002
                                                              --------------------------------------------
                                                              4TH QTR     3RD QTR     2ND QTR      1ST QTR
                                                              --------    --------    --------    --------
PRODUCTION DATA
ORIGINATIONS:
 Total First Franklin originations                            $  3,606    $  2,706    $  2,396    $  2,009
 Weighted-average note rate                                       7.42%       8.00%       8.37%       8.40%
 Weighted-average credit score(2)                                  658         659         663         663

SALES:
 Total sales of First Franklin loans to third parties         $  1,810    $    867    $  1,247    $    635
 Net gains on sales of First Franklin loans to third parties        69          27          43          14

PORTFOLIO STATISTICS(3)
Period-end portfolio balance                                  $  9,370    $  8,733    $  7,472    $  6,773
Weighted-average note rate                                        8.03%       8.29%       8.58%       8.79%
Weighted-average loan size                                    $138,902    $137,913    $135,506    $133,414
Weighted-average credit score(2)(4)                                646         644         642         637
First-lien weighted-average loan-to-value ratio(5)               78.83%      78.89%      77.73%      77.62%

BY LOAN PURPOSE:
 Purchase                                                           71%         72%         71%         71%
 Cash out refinancing                                               23%         22%         23%         23%
 Rate and term refinancing                                           6%          6%          6%          6%

PERCENTAGE OF FIRST FRANKLIN PORTFOLIO LOANS REPRESENTED BY:
 Owner occupied                                                     97%         97%         97%         97%
 Adjustable-rate loans                                              74%         77%         77%         80%
 Second lien(6)                                                      1%          1%          2%          2%

GEOGRAPHIC MIX - TOP FIVE STATES
 California                                                         48%         49%         49%         49%
 Florida                                                             6%          6%          6%          6%
 Oregon                                                              4%          4%          4%          4%
 Washington                                                          3%          3%          -           -
 Texas                                                               -           -           -           -
 Ohio                                                                4%          4%          4%          4%
 Illinois                                                            -           -           3%          3%

NET CHARGE-OFFS                                               $      5    $      4    $      4    $      6

NET CHARGE-OFFS AS A PERCENTAGE OF AVERAGE PORTFOLIO LOANS         .22%        .19%        .23%        .39%

NONPERFORMING ASSETS:
 Nonperforming loans                                          $     44    $     46    $     47    $     47
 Other real estate owned                                            34          30          24          17
                                                              --------    --------    --------    --------
  Total                                                       $     78    $     76    $     71    $     64
                                                              ========    ========    ========    ========
Loans 90+ days past due                                       $    228    $    216    $    198    $    179

NONPERFORMING ASSETS TO TOTAL FIRST FRANKLIN
PORTFOLIO LOANS AND OTHER REAL ESTATE OWNED                        .83%        .87%        .95%        .95%

                                                                        FOR THE YEAR
                                                              --------------------------------
                                                                2003        2002        2001
                                                              --------    --------    --------
PRODUCTION DATA
ORIGINATIONS:
 Total First Franklin originations                            $ 20,138    $ 10,717    $  6,301
 Weighted-average note rate                                       7.05        7.96        8.95
 Weighted-average credit score(2)                                  655         660         660

SALES:
 Total sales of First Franklin loans to third parties         $  8,937    $  4,559    $  2,070
 Net gains on sales of First Franklin loans to third parties       317         153          59

PORTFOLIO STATISTICS(3)
Period-end portfolio balance
Weighted-average note rate
Weighted-average loan size
Weighted-average credit score(2)(4)
First-lien weighted-average loan-to-value ratio(5)

BY LOAN PURPOSE:
 Purchase
 Cash out refinancing
 Rate and term refinancing

PERCENTAGE OF FIRST FRANKLIN PORTFOLIO LOANS REPRESENTED BY:
 Owner occupied
 Adjustable-rate loans
 Second lien(6)

GEOGRAPHIC MIX - TOP FIVE STATES
 California
 Florida
 Oregon
 Washington
 Texas
 Ohio
 Illinois

NET CHARGE-OFFS                                               $     21    $     19    $     10

NET CHARGE-OFFS AS A PERCENTAGE OF AVERAGE PORTFOLIO LOANS         .17%        .23%        .25%

NONPERFORMING ASSETS:
 Nonperforming loans
 Other real estate owned

  Total

Loans 90+ days past due

NONPERFORMING ASSETS TO TOTAL FIRST FRANKLIN
  PORTFOLIO LOANS AND OTHER REAL ESTATE OWNED

(1) First Franklin loans represent nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.

(2) Represents the Fair Isaac Corporation FICO(R) score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO(R) scores from third-party credit bureaus.

(3) Represents statistics on First Franklin loans retained in the residential real estate portfolio.

(4) Based upon most recent available FICO(R) score for borrowers. FICO(R) scores are updated quarterly.

(5) Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

(6) Second lien positions are fully insured by third-party mortgage insurance providers up to 10% of the insured loan pool balance. Second lien positions are not included in the loan-to-value calculations.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                        HOME EQUITY PORTFOLIO STATISTICS
                                ($ IN MILLIONS)

                                                                                           2003                        2002
                                                                         ------------------------------------------  ---------
                                                                         4TH QTR   3RD QTR      2ND QTR    1ST QTR    4TH QTR
                                                                         -------   --------    --------   ---------  ---------
HOME EQUITY LINES OF CREDIT (HELOC)
PERIOD-END BALANCES BY LINE OF BUSINESS:
 Wholesale Banking                                                       $     6   $      1    $      1   $       1  $       1
 Consumer and Small Business Financial Services                            5,662      5,514       5,339       5,166      5,259
 National Consumer Finance:
  National Home Equity                                                     4,676      3,951       3,209       2,678      2,268
 Asset Management                                                            597        605         575         548        534
                                                                         -----------------------------------------------------
TOTAL HELOCS(1)                                                          $10,941   $ 10,071    $  9,124   $   8,393  $   8,062
                                                                         =====================================================

STATISTICS BY LINE OF BUSINESS FOR SIGNIFICANT PORTFOLIOS:
 Consumer and Small Business Financial Services
  Weighted-average note rate                                                4.33%      4.20%       4.39%       4.53%      4.96%
  Weighted-average credit score(2)(3)                                        722        723         722         722        720
  Weighted-average cumulative loan-to-value ratio(4)                       71.21%     71.15%      71.47%      71.81%     72.07%
  Utilization rate                                                            32%        28%         29%         30%        31%
  Net charge-offs                                                        $     4   $      3    $      3   $       4  $       4
  Loans 90 days past due                                                       7          7           6           6          7

 National Consumer Finance - National Home Equity
  Weighted-average note rate                                                4.33%      4.32%       4.56%       4.55%      4.86%
  Weighted-average credit score(2)(3)                                        721        721         721         723        720
  Weighted-average cumulative loan-to-value ratio(4)                       82.23%     81.24%      81.00%      80.74%     80.55%
  Utilization rate                                                            42%        40%         41%         43%        45%
  Net charge-offs                                                              -   $      1    $      1           -          -
  Loans 90 days past due                                                       1          -           1           1          -

HOME EQUITY INSTALLMENT LOANS (HELOAN)(5)(6)
PERIOD-END BALANCES BY LINE OF BUSINESS:
 Wholesale Banking                                                       $     5   $      5    $      6   $       7  $       8
 Consumer and Small Business Financial Services                            3,564      3,452       2,768       2,382      2,303
 National Consumer Finance - National Home Equity                          1,339      1,160       1,055         975        935
 Asset Management                                                             90         92          96         104        105
                                                                         -----------------------------------------------------
TOTAL HELOANS(1)                                                         $ 4,998   $  4,709    $  3,925   $   3,468  $   3,351
                                                                         =====================================================

STATISTICS BY LINE OF BUSINESS FOR SIGNIFICANT PORTFOLIOS:
 Consumer and Small Business Financial Services
  Weighted-average note rate                                                6.89%      6.99%       7.56%       8.13%      8.41%
  Weighted-average credit score(2)(3)                                        714        714         714         708        706
  Weighted-average cumulative loan-to-value ratio(4)                       69.67%     69.38%      68.83%      68.06%     68.23%
  Net charge-offs                                                        $     5   $      4    $      5   $       4  $       4
  Loans 90 days past due                                                       5          4           5           4          3

 National Consumer Finance - National Home Equity
  Weighted-average note rate                                                7.13%      7.33%       7.69%       7.94%      8.25%
  Weighted-average credit score(2)(3)                                        721        719         720         721        721
  Weighted-average cumulative loan-to-value ratio(4)                       90.19%     89.44%      89.27%      89.05%     88.96%
  Net charge-offs                                                              -   $      1    $      1   $       1          -
  Loans 90 days past due                                                       -          1           1           1          -

(1) Excludes balances from First Franklin and any remaining loans originated by the former Altegra unit. First Franklin portfolio balances and statistics are included in the First Franklin Loan Origination and Portfolio Statistics section on page 26.

(2) Represents the Fair Isaac Corporation FICO(R) score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO(R) scores from third-party credit bureaus.

(3) Based upon most recent available FICO(R) score for borrowers. FICO(R) scores are updated quarterly.

(4) Based upon period-end first-lien and second-lien mortgage loan balances divided by the most recent obtained value of the underlying mortgaged property.

(5) Represents installment loans collateralized by real estate whereby National City has a first or second lien position.

(6) HELOANs are included in the real estate residential portfolio on the consolidated balance sheet. Prior to December 31, 2002, HELOANs were included in the other consumer portfolio on the consolidated balance sheet.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)
-------------------------------------------------------------------------------

                                                                                         2003
                                                       -------------------------------------------------------------------
                                                         4TH QTR          3RD QTR           2ND QTR           1ST QTR
                                                       -------------------------------------------------------------------
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES
----------------------------------------------
Net interest income (TE)                                $501,778          $500,491          $492,957           $488,031
Provision for loan losses                                 89,694            73,408            73,761             70,465
                                                       -------------------------------------------------------------------
Net interest income after provision                      412,084           427,083           419,196            417,566
Noninterest income                                       180,128           181,702           181,581            163,127
Noninterest expense                                      356,114           336,662           329,024            353,150
                                                       -------------------------------------------------------------------
Income before taxes                                      236,098           272,123           271,753            227,543
Income tax expense and TE adjustment                      89,245           102,863           102,723             86,011
                                                       -------------------------------------------------------------------
Net income                                              $146,853          $169,260          $169,030           $141,532
                                                       ===================================================================
UNUSUAL ITEMS (PRETAX)
Auto lease residual recovery (charge)                     $1,579            $9,574                 -           ($25,255)
                                                       -------------------------------------------------------------------
Total                                                     $1,579            $9,574                 -           ($25,255)
                                                       ===================================================================
UNUSUAL ITEMS (AFTER TAX)
Auto lease residual recovery (charge)                     $1,026            $6,223                 -           ($16,416)
                                                       -------------------------------------------------------------------
Total                                                     $1,026            $6,223                 -           ($16,416)
                                                       ===================================================================
Average assets (in millions)                             $27,117           $26,451           $25,737            $25,819
Average equity (in millions)                               2,426             2,381             2,328              2,279
Return on average assets                                    2.15 %            2.54 %            2.63 %             2.22 %
Return on average equity                                   24.01             28.20             29.12              25.19
Efficiency ratio                                           52.22             49.35             48.78              54.23

WHOLESALE BANKING
-----------------

Net interest income (TE)                                $254,107          $261,416          $259,266           $253,542
Provision for loan losses                                 80,748            39,823           104,339            115,729
                                                       -------------------------------------------------------------------
Net interest income after provision                      173,359           221,593           154,927            137,813
Noninterest income                                        77,821            99,998            59,405             85,700
Noninterest expense                                      127,223           121,831           120,851            136,938
                                                       -------------------------------------------------------------------
Income before taxes                                      123,957           199,760            93,481             86,575
Income tax expense and TE adjustment                      46,624            74,583            35,760             32,157
                                                       -------------------------------------------------------------------
Net income                                               $77,333          $125,177           $57,721            $54,418
                                                       ===================================================================
UNUSUAL ITEMS (PRETAX)
Commercial lease residual (charge) recovery                    -                 -             ($121)          ($17,032)
Principal investment (losses) gains                          $89           $16,860           (16,388)             6,464
                                                       -------------------------------------------------------------------
Total                                                        $89           $16,860          ($16,509)          ($10,568)
                                                       ===================================================================
UNUSUAL ITEMS (AFTER TAX)
Commercial lease residual (charge) recovery                    -                 -              ($79)          ($11,071)
Principal investment (losses) gains                          $58           $10,959           (10,652)             4,202
                                                       -------------------------------------------------------------------
Total                                                        $58           $10,959          ($10,731)           ($6,869)
                                                       ===================================================================

Average assets (in millions)                             $29,631           $30,626           $31,194            $31,180
Average equity (in millions)                               2,334             2,329             2,333              2,334
Return on average assets                                    1.04 %            1.62 %             .74 %              .71 %
Return on average equity                                   13.15             21.32              9.92               9.46
Efficiency ratio                                           38.33             33.71             37.92              40.37



                                                                                         2002
                                                       -------------------------------------------------------------------
                                                         4TH QTR          3RD QTR           2ND QTR           1ST QTR
                                                       -------------------------------------------------------------------
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES
----------------------------------------------
Net interest income (TE)                                $499,702           $496,594           $496,033           $491,924
Provision for loan losses                                 79,937             63,656             74,303             79,375
                                                       -------------------------------------------------------------------
Net interest income after provision                      419,765            432,938            421,730            412,549
Noninterest income                                       167,024            164,692            166,154            141,930
Noninterest expense                                      327,744            323,507            362,506            331,098
                                                       -------------------------------------------------------------------
Income before taxes                                      259,045            274,123            225,378            223,381
Income tax expense and TE adjustment                      97,919            103,619             85,193             84,438
                                                       -------------------------------------------------------------------
Net income                                              $161,126           $170,504           $140,185           $138,943
                                                       ====================================================================
UNUSUAL ITEMS (PRETAX)
Auto lease residual recovery (charge)                          -                  -           ($37,682)          ($13,169)
                                                       -------------------------------------------------------------------
Total                                                          -                  -           ($37,682)          ($13,169)
                                                       ===================================================================
UNUSUAL ITEMS (AFTER TAX)
Auto lease residual recovery (charge)                          -                  -           ($24,493)           ($8,560)
                                                       -------------------------------------------------------------------
Total                                                          -                  -           ($24,493)           ($8,560)
                                                       ===================================================================

Average assets (in millions)                             $25,189            $24,382            $24,449            $24,796
Average equity (in millions)                               2,258              2,211              2,182              2,166
Return on average assets                                    2.54 %             2.77 %             2.30 %             2.27 %
Return on average equity                                   28.32              30.59              25.77              26.02
Efficiency ratio                                           49.16              48.92              54.74              52.24

WHOLESALE BANKING
-----------------
Net interest income (TE)                                $254,330           $252,684           $255,594           $246,624
Provision for loan losses                                125,021             73,905             83,600             94,079
                                                       -------------------------------------------------------------------
Net interest income after provision                      129,309            178,779            171,994            152,545
Noninterest income                                        76,592             50,712             79,778             71,612
Noninterest expense                                      134,372            122,006            127,258            124,127
                                                       -------------------------------------------------------------------
Income before taxes                                       71,529            107,485            124,514            100,030
Income tax expense and TE adjustment                      27,070             40,390             47,107             37,841
                                                       -------------------------------------------------------------------
Net income                                               $44,459            $67,095            $77,407            $62,189
                                                       ===================================================================
UNUSUAL ITEMS (PRETAX)
Commercial lease residual (charge) recovery              ($5,206)            $1,246            ($4,620)                 -
Principal investment (losses) gains                       (1,912)           (17,224)            (1,860)           ($1,907)
                                                       -------------------------------------------------------------------
Total                                                    ($7,118)          ($15,978)           ($6,480)           ($1,907)
                                                       ===================================================================
UNUSUAL ITEMS (AFTER TAX)
Commercial lease residual (charge) recovery              ($3,384)              $810            ($3,003)                 -
Principal investment (losses) gains                       (1,243)           (11,195)            (1,209)           ($1,239)
                                                       -------------------------------------------------------------------
Total                                                    ($4,627)          ($10,385)           ($4,212)           ($1,239)
                                                       ===================================================================

Average assets (in millions)                             $31,461            $31,013            $31,041            $31,407
Average equity (in millions)                               2,225              2,319              2,296              2,303
Return on average assets                                     .56 %              .86 %             1.00 %              .80 %
Return on average equity                                    7.93              11.48              13.52              10.95
Efficiency ratio                                           40.61              40.21              37.95              39.00


                                                                          FOR THE YEAR
                                                     ----------------------------------------------------
                                                       2003               2002                 2001
                                                     ----------------------------------------------------
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES
----------------------------------------------
Net interest income (TE)                              $1,983,257         $1,984,253         $1,994,482
Provision for loan losses                                307,328            297,271            265,624
                                                     ----------------------------------------------------
Net interest income after provision                    1,675,929          1,686,982          1,728,858
Noninterest income                                       706,538            639,800            598,659
                                                     ----------------------------------------------------
Noninterest expense                                    1,374,950          1,344,855          1,348,199
Income before taxes                                    1,007,517            981,927            979,318
Income tax expense and TE adjustment                     380,842            371,169            373,551
                                                     ----------------------------------------------------
Net income                                              $626,675           $610,758           $605,767
                                                     ====================================================
UNUSUAL ITEMS (PRETAX)
Auto lease residual recovery (charge)                   ($14,102)          ($50,851)          ($67,383)
                                                     ----------------------------------------------------
Total                                                   ($14,102)          ($50,851)          ($67,383)
                                                     ====================================================
UNUSUAL ITEMS (AFTER TAX)
Auto lease residual recovery (charge)                    ($9,167)          ($33,053)          ($43,799)
                                                     ----------------------------------------------------
Total                                                    ($9,167)          ($33,053)          ($43,799)
                                                     ====================================================

Average assets (in millions)                             $26,285            $24,704            $23,955
Average equity (in millions)                               2,354              2,204              1,638
Return on average assets                                    2.38 %             2.47 %             2.53 %
Return on average equity                                   26.62              27.71              36.98
Efficiency ratio                                           51.12              51.25              51.99

WHOLESALE BANKING
-----------------
Net interest income (TE)                              $1,028,331         $1,009,232         $1,006,819
Provision for loan losses                                340,639            376,605            218,256
                                                     ----------------------------------------------------
Net interest income after provision                      687,692            632,627            788,563
Noninterest income                                       322,924            278,694            300,683
Noninterest expense                                      506,843            507,763            498,817
                                                     ----------------------------------------------------
Income before taxes                                      503,773            403,558            590,429
Income tax expense and TE adjustment                     189,124            152,408            222,732
                                                     ----------------------------------------------------
Net income                                              $314,649           $251,150           $367,697
                                                     ====================================================
UNUSUAL ITEMS (PRETAX)
Commercial lease residual (charge) recovery             ($17,153)           ($8,580)                 -
Principal investment (losses) gains                        7,025            (22,903)           ($1,856)
                                                     ----------------------------------------------------
Total                                                   ($10,128)          ($31,483)           ($1,856)
                                                     ====================================================
UNUSUAL ITEMS (AFTER TAX)
Commercial lease residual (charge) recovery             ($11,150)           ($5,577)                 -
Principal investment (losses) gains                        4,567            (14,886)           ($1,206)
                                                     ----------------------------------------------------
Total                                                    ($6,583)          ($20,463)           ($1,206)
                                                     ====================================================

Average assets (in millions)                             $30,654            $31,230            $31,758
Average equity (in millions)                               2,332              2,286              2,133
Return on average assets                                    1.03 %              .80 %             1.16 %
Return on average equity                                   13.49              10.99              17.24
Efficiency ratio                                           37.51              39.42              38.15



                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------------------
                                                       2003                                             2002
                                         --------------------------------------------   ------------------------------------------
                                         4TH QTR     3RD QTR     2ND QTR     1ST QTR    4TH QTR    3RD QTR    2ND QTR     1ST QTR
                                         --------------------------------------------   ------------------------------------------
NATIONAL CONSUMER FINANCE
-------------------------

Net interest income (TE)                 $396,107     $549,461    $475,532   $456,299   $380,802   $289,438   $259,376    $277,638
Provision for loan losses                  (3,517)      14,233      25,428     30,486    (26,530)    50,121     19,157      22,822
                                         --------------------------------------------   ------------------------------------------
Net interest income after provision       399,624      535,228     450,104    425,813    407,332    239,317    240,219     254,816
Noninterest income - as restated*         451,375      (23,263)    433,003    637,309     60,010    135,713    219,040     202,237
Noninterest expense                       270,902      320,948     272,919    245,321    293,144    188,503    211,396     206,264
                                         --------------------------------------------   ------------------------------------------
Income before taxes - as restated*        580,097      191,017     610,188    817,801    174,198    186,527    247,863     250,789
Income tax expense and TE adjustment      228,003       73,144     241,186    319,187     64,581     69,712     92,806      93,928
                                         --------------------------------------------   ------------------------------------------
Net income - as restated*                $352,094     $117,873    $369,002   $498,614   $109,617   $116,815   $155,057    $156,861
                                         ============================================   ==========================================

Average assets (in millions) -
  as restated*                            $44,408      $52,949     $48,268    $45,202    $40,950    $32,031    $28,983     $31,628
Average equity (in millions) -
  as restated*                              1,795        1,711       1,632      1,576      1,657      1,552      1,384       1,270
Return on average assets - as restated*      3.15 %        .88 %      3.07 %     4.47 %     1.06 %     1.45 %     2.15 %      2.01 %
Return on average equity - as restated*     77.83        27.34       90.71     128.33      26.25      29.86      44.94       50.11
Efficiency ratio - as restated*             31.97        60.99       30.04      22.43      66.50      44.34      44.19       42.98

NATIONAL CONSUMER FINANCE RESULTS
  BY DIVISION(1):

NATIONAL CITY MORTGAGE CO. - AS RESTATED*
-----------------------------------------

Net interest income (TE)                 $203,165     $327,544    $281,277   $284,486   $230,096   $158,611   $146,134    $174,688
Provision (benefit) for loan losses           212       (2,520)     (3,075)    11,148     (1,480)    16,428      3,370       1,416
                                         --------------------------------------------   ------------------------------------------
Net interest income after provision       202,953      330,064     284,352    273,338    231,576    142,183    142,764     173,272
Noninterest income                        405,084     (101,885)    357,429    577,601      1,127    114,973    181,289     193,113
Noninterest expense                       171,130      229,127     199,880    173,158    217,055    125,857    147,348     148,342
                                         --------------------------------------------   ------------------------------------------

Income (loss) before taxes                436,907         (948)    441,901    677,781     15,648    131,299    176,705     218,043
Income tax expense and TE adjustment      173,859          759     177,739    266,360      4,626     48,826     65,897      81,540
                                         --------------------------------------------   ------------------------------------------
Net income (loss)                        $263,048      ($1,707)   $264,162   $411,421    $11,022    $82,473   $110,808    $136,503
                                         ============================================   ==========================================

Average assets (in millions)              $21,540      $32,779     $30,298    $28,869    $25,861    $18,297    $16,518     $20,142
Average equity (in millions)                  784          791         796        803        924        876        743         663
Return on average assets                     4.85 %       (.02)%      3.50 %     5.78 %      .17 %     1.79 %     2.69 %      2.75 %
Return on average equity                   133.08         (.86)     133.16     207.85       4.73      37.35      59.79       83.49
Efficiency ratio                            28.13       101.54       31.29      20.09      93.87      46.00      45.00       40.35

                                                   FOR THE YEAR
                                         --------------------------------
                                           2003       2002        2001
                                         --------------------------------
NATIONAL CONSUMER FINANCE
-------------------------

Net interest income (TE)                 $1,877,399 $1,207,254   $585,693
Provision for loan losses                    66,630     65,570    165,487
                                         --------------------------------
Net interest income after provision       1,810,769  1,141,684    420,206
Noninterest income - as restated*         1,498,424    617,000    535,223
Noninterest expense                       1,110,090    899,307    680,457
                                         --------------------------------
Income before taxes - as restated*        2,199,103    859,377    274,972
Income tax expense and TE adjustment        861,520    321,027    109,357
                                         --------------------------------
Net income - as restated*                $1,337,583  $ 538,350   $165,615
                                         ================================

Average assets (in millions) -
  as restated*                             $47,719    $33,420    $23,352
Average equity (in millions) -
  as restated*                               1,679      1,467        808
Return on average assets - as restated*       2.80%      1.61%       .71%
Return on average equity - as restated*      79.67      36.70      20.49
Efficiency ratio - as restated*              32.88      49.30      60.71

NATIONAL CONSUMER FINANCE RESULTS
  BY DIVISION(1):

NATIONAL CITY MORTGAGE CO. - AS RESTATED*
-----------------------------------------

Net interest income (TE)                 $1,096,472   $709,529   $305,258
Provision (benefit) for loan losses           5,765     19,734      5,106
                                         --------------------------------
Net interest income after provision       1,090,707    689,795    300,152
Noninterest income                        1,238,229    490,502    490,768
Noninterest expense                         773,295    638,602    484,581
                                         --------------------------------

Income (loss) before taxes                1,555,641    541,695    306,339
Income tax expense and TE adjustment        618,717    200,889    116,668
                                         --------------------------------
Net income (loss)                         $ 936,924   $340,806   $189,671
                                         ================================

Average assets (in millions)                $28,364    $20,215    $14,399
Average equity (in millions)                    793        802        418
Return on average assets                       3.30%      1.69%      1.32%
Return on average equity                     118.11      42.47      45.40
Efficiency ratio                              33.12      53.22      60.88

(1) The sum of the divisional results do not equal the total results for National Consumer Finance due to certain transactions between the divisions that are eliminated in consolidation.

*   See note on Summary of Presentation Changes.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

--------------------------------------------------------------------------------

                                                       2003                                             2002
                                         --------------------------------------------   ------------------------------------------
                                         4TH QTR     3RD QTR     2ND QTR     1ST QTR    4TH QTR    3RD QTR    2ND QTR     1ST QTR
                                         --------------------------------------------   ------------------------------------------
NATIONAL CONSUMER FINANCE RESULTS BY
  DIVISION (CONTINUED)(1):


FIRST FRANKLIN ORIGINATION, SALES,
----------------------------------
  AND PORTFOLIO(2)
  ----------------
Net interest income (TE)                 $156,695     $186,768    $163,686   $145,506   $126,481   $111,129    $97,303     $89,938
Provision (benefit) for loan losses        (7,260)      14,964      26,913     18,396    (25,222)    33,337     14,829      20,826
                                         --------------------------------------------   ------------------------------------------
Net interest income after provision       163,955      171,804     136,773    127,110    151,703     77,792     82,474      69,112
Noninterest income                         61,359       95,678      89,769     69,386     68,757     26,597     43,408      13,784
Noninterest expense                        90,602       83,224      65,437     65,288     67,804     55,981     57,537      51,923
                                         --------------------------------------------   ------------------------------------------
Income (loss) before taxes                134,712      184,258     161,105    131,208    152,656     48,408     68,345      30,973
Income tax expense (benefit) and
 TE adjustment                             50,921       69,649      60,897     49,596     57,704     18,298     25,834      11,708
                                         --------------------------------------------   ------------------------------------------
Net income (loss)                         $83,791     $114,609    $100,208    $81,612    $94,952    $30,110    $42,511     $19,265
                                         ============================================   ==========================================

Average assets (in millions)              $17,395      $15,588     $14,050    $12,924    $12,087    $11,089    $10,196      $9,629
Average equity (in millions)                  884          813         744        692        661        611        584         559
Return on average assets                     1.91 %       2.92 %      2.86 %     2.56 %     3.12 %     1.08 %     1.67 %       .81 %
Return on average equity                    37.61        55.92       54.02      47.83      56.96      19.54      29.20       13.97
Efficiency ratio                            41.55        29.47       25.82      30.38      34.73      40.65      40.89       50.06

NATIONAL HOME EQUITY
--------------------

Net interest income (TE)                  $25,096      $30,801     $26,893    $23,130    $21,546    $17,431    $13,967     $11,308
Provision for loan losses                   3,532        1,789       1,591        942        173        357        957         580
                                         --------------------------------------------   ------------------------------------------
Net interest income after provision        21,564       29,012      25,302     22,188     21,373     17,074     13,010      10,728
Noninterest income                         (4,760)      (4,646)     (2,982)    (1,982)    (1,352)    (1,180)      (851)       (467)
Noninterest expense                         9,171        8,597       7,601      6,875      8,285      6,664      6,512       5,999
                                         --------------------------------------------   ------------------------------------------
Income before taxes                         7,633       15,769      14,719     13,331     11,736      9,230      5,647       4,262
Income tax expense and TE adjustment        2,885        5,961       5,564      5,039      4,436      3,489      2,135       1,611
                                         --------------------------------------------   ------------------------------------------
Net income                                 $4,748       $9,808      $9,155     $8,292     $7,300     $5,741     $3,512      $2,651
                                         ============================================   ==========================================
Average assets (in millions)               $5,527       $4,631      $3,960     $3,433     $3,031     $2,671     $2,291      $1,876
Average equity (in millions)                  127          107          92         81         72         65         57          47
Return on average assets                      .34 %        .84 %       .93 %      .98 %      .96 %      .85 %      .61 %       .57 %
Return on average equity                    14.84        36.45       39.92      41.52      40.28      35.20      24.87       22.68
Efficiency ratio                            45.10        32.87       31.79      32.51      41.03      41.01      49.65       55.34

                                                   FOR THE YEAR
                                         --------------------------------
                                           2003       2002        2001
                                         --------------------------------
NATIONAL CONSUMER FINANCE RESULTS BY
  DIVISION (CONTINUED)(1):

FIRST FRANKLIN ORIGINATION, SALES,
----------------------------------
  AND PORTFOLIO(2)
  ----------------
Net interest income (TE)                 $652,655   $424,851   $245,478
Provision (benefit) for loan losses        53,013     43,770    159,592
                                         --------------------------------
Net interest income after provision       599,642    381,081     85,886
Noninterest income                        316,192    152,546     58,814
Noninterest expense                       304,551    233,245    176,739
                                         --------------------------------
Income (loss) before taxes                611,283    300,382    (32,039)
Income tax expense (benefit) and
  TE adjustment                           231,063    113,544     (7,563)
                                         --------------------------------
Net income (loss)                        $380,220   $186,838   ($24,476)
                                         ================================
Average assets (in millions)              $15,003    $10,758     $7,835
Average equity (in millions)                  784        604        363
Return on average assets                     2.53 %     1.74 %     (.31)
Return on average equity                    48.51      30.92      (6.74)
Efficiency ratio                            31.43      40.40      58.08

NATIONAL HOME EQUITY
--------------------

Net interest income (TE)                 $105,920    $64,252    $30,932
Provision for loan losses                   7,854      2,067        789
                                         --------------------------------
Net interest income after provision        98,066     62,185     30,143
Noninterest income                        (14,370)    (3,850)       284
Noninterest expense                        32,244     27,460     19,137
                                         --------------------------------
Income before taxes                        51,452     30,875     11,290
Income tax expense and TE adjustment       19,449     11,671      4,233
                                         --------------------------------
Net income                                $32,003    $19,204     $7,057
                                         ================================

Average assets (in millions)               $4,394     $2,471     $1,130
Average equity (in millions)                  102         60         27
Return on average assets                      .73%       .78%       .62%
Return on average equity                    31.43      31.88      25.99
Efficiency ratio                            35.22      45.46      61.31

(1) The sum of the divisional results do not equal the total results for National Consumer Finance due to certain transactions between the divisions that are eliminated in consolidation.

(2) Includes the Altegra and Loan Zone portfolios.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

--------------------------------------------------------------------------------

                                                             2003                                         2002
                                         --------------------------------------------   ------------------------------------------
                                         4TH QTR     3RD QTR     2ND QTR     1ST QTR    4TH QTR    3RD QTR    2ND QTR     1ST QTR
                                         --------------------------------------------   ------------------------------------------
ASSET MANAGEMENT
----------------

Net interest income (TE)                 $26,762      $26,434     $26,167    $25,279    $25,838    $25,341    $25,451     $25,146
Provision for loan losses                  2,032        1,286       2,733      1,584      2,352      1,328      8,863       1,509
                                         --------------------------------------------   ------------------------------------------
Net interest income after provision       24,730       25,148      23,434     23,695     23,486     24,013     16,588      23,637
Noninterest income                        85,027       86,870      91,588     82,706     84,097     89,351    102,360      93,560
Noninterest expense                       72,495       72,552      71,098     75,954     75,447     72,412     77,381      75,370
                                         --------------------------------------------   ------------------------------------------
Income before taxes                       37,262       39,466      43,924     30,447     32,136     40,952     41,567      41,827
Income tax expense and TE adjustment      14,085       14,918      16,603     11,509     12,148     15,480     15,712      15,811
                                         --------------------------------------------   ------------------------------------------
Net income                               $23,177      $24,548     $27,321    $18,938    $19,988    $25,472    $25,855     $26,016
                                         ============================================   ==========================================

Average assets (in millions)              $2,992       $2,880      $2,890     $2,916     $2,951     $2,934     $2,974      $3,012
Average equity (in millions)                 382          380         375        373        385        383        388         392
Return on average assets                    3.07 %       3.38 %      3.79 %     2.63 %     2.69 %     3.44 %     3.49 %      3.50 %
Return on average equity                   24.05        25.63       29.20      20.57      20.60      26.42      26.70       26.91
Efficiency ratio                           64.85        64.03       60.38      70.34      68.63      63.14      60.54       63.49

NATIONAL PROCESSING
-------------------

Net interest income (TE)                    $916         $787        $865       $683     $1,554     $1,346     $1,258      $1,190
Provision for loan losses                      -            -           -          -          -          -          -           -
                                         --------------------------------------------   ------------------------------------------
Net interest income after provision          916          787         865        683      1,554      1,346      1,258       1,190
Noninterest income                       135,281      124,881     113,590    106,123    117,847    114,345    112,493     109,778
Noninterest expense                      111,987      101,548      95,945     92,564     96,087     97,056     91,691      91,504
                                         --------------------------------------------   ------------------------------------------
Income before taxes                       24,210       24,120      18,510     14,242     23,314     18,635     22,060      19,464
Income tax expense and TE adjustment       9,371        9,811       7,444      5,695      9,170      5,949      9,861       7,416
                                         --------------------------------------------   ------------------------------------------
Net income                               $14,839      $14,309     $11,066     $8,547    $14,144    $12,686    $12,199     $12,048
                                         ============================================   ==========================================
UNUSUAL ITEMS (PRETAX)
Severance and related charges              ($254)         $65     ($1,273)         -          -          -          -           -
Loss on divestiture                            -            -           -          -          -          -          -           -
Charge related to closing operations
  in Mexico                                    -            -           -          -          -          -    ($1,650)          -
                                         --------------------------------------------   ------------------------------------------
Total                                      ($254)         $65     ($1,273)         -          -          -    ($1,650)          -
                                         ============================================   ==========================================
UNUSUAL ITEMS (AFTER TAX)
Severance and related charges              ($153)         $39       ($764)         -          -          -          -           -
Loss on divestiture                            -            -           -          -          -          -          -           -
Charge related to closing operations
  in Mexico                                    -            -           -          -          -          -    ($2,350)          -
                                         --------------------------------------------   ------------------------------------------
Total                                      ($153)         $39       ($764)         -          -          -    ($2,350)          -
                                         ============================================   ==========================================
Average assets (in millions)                $718         $691        $542       $533       $520       $510       $453        $442
Average equity (in millions)                 503          481         466        455        429        412        384         370
Return on average assets                    8.20 %       8.21 %      8.19 %     6.50 %    10.80 %     9.87 %    10.80 %     11.05 %
Return on average equity                   11.70        11.80        9.52       7.62      13.08      12.22      12.75       13.20
Efficiency ratio                           82.22        80.81       83.83      86.67      80.47      83.89      80.61       82.46

                                                   FOR THE YEAR
                                         --------------------------------
                                           2003       2002        2001
                                         --------------------------------
ASSET MANAGEMENT
----------------

Net interest income (TE)                 $104,642   $101,776   $108,534
Provision for loan losses                   7,635     14,052      5,229
                                         --------------------------------
Net interest income after provision        97,007     87,724    103,305
Noninterest income                        346,191    369,368    384,896
Noninterest expense                       292,099    300,610    309,257
                                         --------------------------------
Income before taxes                       151,099    156,482    178,944
Income tax expense and TE adjustment       57,115     59,151     68,691
                                         --------------------------------
Net income                                $93,984    $97,331   $110,253
                                         ================================

Average assets (in millions)               $2,920     $2,968     $2,729
Average equity (in millions)                  378        387        317
Return on average assets                     3.22%      3.28%      4.04%
Return on average equity                    24.88      25.15      34.73
Efficiency ratio                            64.79      63.80      62.68

NATIONAL PROCESSING
-------------------

Net interest income (TE)                   $3,251     $5,348     $7,250
Provision for loan losses                       -          -          -
                                         --------------------------------
Net interest income after provision         3,251      5,348      7,250
Noninterest income                        479,875    454,463    465,366
Noninterest expense                       402,044    376,338    384,181
                                         --------------------------------
Income before taxes                        81,082     83,473     88,435
Income tax expense and TE adjustment       32,321     32,396     35,774
                                         --------------------------------
Net income                                $48,761    $51,077    $52,661
                                         ================================
UNUSUAL ITEMS (PRETAX)
Severance and related charges             ($1,462)         -          -
Loss on divestiture                             -          -    ($3,250)
Charge related to closing operations
  in Mexico                                     -    ($1,650)         -
                                         --------------------------------
Total                                     ($1,462)   ($1,650)   ($3,250)
                                         ================================
UNUSUAL ITEMS (AFTER TAX)
Severance and related charges               ($878)         -          -
Loss on divestiture                             -          -    ($4,250)
Charge related to closing operations
  in Mexico                                     -    ($2,350)         -
                                         --------------------------------
Total                                       ($878)   ($2,350)   ($4,250)
                                         ================================
Average assets (in millions)                 $622       $481       $409
Average equity (in millions)                  477        399        343
Return on average assets                     7.84%     10.63%     12.88%
Return on average equity                    10.22      12.80      15.37
Efficiency ratio                            83.23      81.85      81.29

                                                                              31

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

--------------------------------------------------------------------------------

                                                       2003                                             2002
                                         ---------------------------------------------- --------------------------------------------
                                         4TH QTR     3RD QTR     2ND QTR     1ST QTR    4TH QTR    3RD QTR    2ND QTR     1ST QTR
                                         ---------------------------------------------- --------------------------------------------
PARENT AND OTHER
----------------

Net interest expense (TE)                ($137,765)   ($187,824)  ($152,539) ($123,106)  ($81,051)  ($86,552)  ($67,355)   ($37,172)
Benefit related to loan losses             (20,966)     (21,703)    (23,114)   (18,031)   (22,142)   (19,846)   (20,447)     (9,145)
                                         ---------------------------------------------- --------------------------------------------
Net interest expense after provision      (116,799)    (166,121)   (129,425)  (105,075)   (58,909)   (66,706)   (46,908)    (28,027)
Noninterest income                          61,052       19,731     132,745     28,521      5,948     20,999     63,426     125,276
Noninterest expense                        106,683       54,075     136,400    104,939     83,853     66,692    103,690      46,526
                                         ---------------------------------------------- --------------------------------------------
(Loss) income before taxes                (162,430)    (200,465)   (133,080)  (181,493)  (136,814)  (112,399)   (87,172)     50,723
Income tax (benefit) expense and TE
  adjustment                               (92,250)     (92,935)    (84,748)  (102,947)   (67,552)   (66,130)   (50,606)        649
                                         ---------------------------------------------- --------------------------------------------
Net (loss) income                         ($70,180)   ($107,530)   ($48,332)  ($78,546)  ($69,262)  ($46,269)  ($36,566)    $50,074
                                         ============================================== ============================================

UNUSUAL ITEMS (PRETAX)

Building lease termination penalty               -            -     ($8,738)         -          -          -          -           -
Severance and related charges              ($3,687)     ($5,504)      1,376   ($71,137)   ($9,755)  ($11,485)   ($5,717)    ($5,846)
Consideration from sale of NAMCO
  preferred shares                               -            -           -          -          -          -      5,136           -
Loss on commercial paper conduit
  consolidation                                  -            -           -          -          -    (15,891)         -           -

Charitable foundation contribution               -            -     (40,089)         -          -          -    (52,825)          -
COLI tax charge                                  -            -           -          -          -          -          -           -
Minority interest related to NPI
  charges                                       23           (6)        115          -          -          -        346           -
Bank stock fund gains (losses)               7,512        1,045      31,874          -    (15,605)         -     41,630      48,427
                                         ---------------------------------------------- --------------------------------------------
Total                                       $3,848      ($4,465)   ($15,462)  ($71,137)  ($25,360)  ($27,376)  ($11,430)    $42,581
                                         ============================================== ============================================

UNUSUAL ITEMS (AFTER TAX)

Building lease termination penalty               -            -     ($5,680)         -          -          -          -           -
Severance and related charges              ($2,396)     ($3,578)        894   ($46,239)   ($6,341)   ($7,465)   ($3,716)    ($3,800)
Consideration from sale of NAMCO
  preferred shares                               -            -           -          -          -          -      3,338           -
Loss on commercial paper conduit
  consolidation                                  -            -           -          -          -    (10,329)         -           -
Charitable foundation contribution               -            -     (26,058)         -          -          -    (34,336)          -

COLI tax charge                                  -            -           -          -          -          -          -           -
Minority interest related to NPI
  charges                                       23           (6)        115          -          -          -        346           -
Bank stock fund gains (losses)               4,883          679      25,997          -    (10,143)         -     32,008      31,478
                                         ---------------------------------------------- --------------------------------------------
Total                                       $2,510      ($2,905)    ($4,732)  ($46,239)  ($16,484)  ($17,794)   ($2,360)    $27,678
                                         ============================================== ============================================
Average assets (in millions)                $9,546      $10,053     $10,404    $10,668    $11,562    $10,181     $9,965     $10,767

                                                   FOR THE YEAR
                                          --------------------------------
                                           2003       2002        2001
                                          --------------------------------
PARENT AND OTHER
----------------

Net interest expense (TE)                 ($601,234) ($272,130) ($230,583)
Benefit related to loan losses              (83,814)   (71,580)   (49,301)
                                          --------------------------------
Net interest expense after provision       (517,420)  (200,550)  (181,282)
Noninterest income                          242,049    215,649    392,996
Noninterest expense                         402,097    300,761    123,965
                                          --------------------------------
(Loss) income before taxes                 (677,468)  (285,662)    87,749
Income tax (benefit) expense and TE
  adjustment                               (372,880)  (183,639)     1,634
                                          --------------------------------
Net (loss) income                         ($304,588) ($102,023)   $86,115
                                          ================================

UNUSUAL ITEMS (PRETAX)

Building lease termination penalty          ($8,738)         -          -
Severance and related charges               (78,952)  ($32,803)         -
Consideration from sale of NAMCO
  preferred shares                                -      5,136    $88,775
Loss on commercial paper conduit
  consolidation                                   -    (15,891)         -

Charitable foundation contribution          (40,089)   (52,825)         -
COLI tax charge                                   -          -    (40,000)
Minority interest related to NPI
  charges                                       132        346        558
Bank stock fund gains (losses)               40,431     74,452    123,357
                                          --------------------------------
Total                                      ($87,216)  ($21,585)  $172,690
                                          ================================

UNUSUAL ITEMS (AFTER TAX)

Building lease termination penalty          ($5,680)         -          -
Severance and related charges               (51,319)  ($21,322)         -
Consideration from sale of NAMCO
  preferred shares                                -      3,338    $57,704
Loss on commercial paper conduit
  consolidation                                   -    (10,329)         -
Charitable foundation contribution          (26,058)   (34,336)         -

COLI tax charge                                   -          -    (40,000)
Minority interest related to NPI
  charges                                       132        346        558
Bank stock fund gains (losses)               31,559     53,343     80,183
                                          --------------------------------
Total                                      ($51,366)   ($8,960)   $98,445
                                          ================================
Average assets (in millions)                $10,177    $10,620    $10,881

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

--------------------------------------------------------------------------------

                                                           2003                                             2002
                                       ---------------------------------------------- --------------------------------------------
                                         4TH QTR     3RD QTR     2ND QTR    1ST QTR     4TH QTR    3RD QTR    2ND QTR     1ST QTR
                                       ---------------------------------------------- --------------------------------------------
CONSOLIDATED
------------

Net interest income (TE)               $1,041,905   $1,150,765  $1,102,248 $1,100,728 $1,081,175   $978,851   $970,357  $1,005,350
Provision for loan losses                 147,991      107,047     183,147    200,233    158,638    169,164    165,476     188,640
                                       ---------------------------------------------- --------------------------------------------
Net interest income after provision       893,914    1,043,718     919,101    900,495    922,537    809,687    804,881     816,710
Noninterest income - as restated*         990,684      489,919   1,011,912  1,103,486    511,518    575,812    743,251     744,393
Noninterest expense                     1,045,404    1,007,616   1,026,237  1,008,866  1,010,647    870,176    973,922     874,889
                                       ---------------------------------------------- --------------------------------------------
Income before taxes - as restated*        839,194      526,021     904,776    995,115    423,408    515,323    574,210     686,214
Income tax expense and TE adjustment
  - as restated*                          295,078      182,384     318,968    351,612    143,336    169,020    200,073     240,083
                                       ---------------------------------------------- --------------------------------------------
Net income - as restated*                $544,116     $343,637    $585,808   $643,503   $280,072   $346,303   $374,137    $446,131
                                       ============================================== ============================================

UNUSUAL ITEMS (PRETAX)
Auto lease residual recovery (charge)      $1,579       $9,574           -   ($25,255)         -          -   ($37,682)   ($13,169)
Commercial lease residual (charge)
  recovery                                      -            -       ($121)   (17,032)   ($5,206)    $1,246     (4,620)          -
Principal investment gains (losses)            89       16,860     (16,388)     6,464     (1,912)   (17,224)    (1,860)     (1,907)
Building lease termination penalty              -            -      (8,738)         -          -          -          -           -
Severance and related charges              (3,918)      (5,445)        218    (71,137)    (9,755)   (11,485)    (5,717)     (5,846)
Consideration from sale of NAMCO
  preferred shares                              -            -           -          -          -          -      5,136           -
Loss on commercial paper conduit
  consolidation                                 -            -           -          -          -    (15,891)         -           -
Charitable foundation contribution              -            -     (40,089)         -          -          -    (52,825)          -
NPI charge related to closing
  operations in Mexico, net                     -            -           -          -          -          -     (1,304)          -
NPI  loss on divestiture, net                   -            -           -          -          -          -          -           -
COLI tax charge                                 -            -           -          -          -          -          -           -
Bank stock fund gains (losses)              7,512        1,045      31,874          -    (15,605)         -     41,630      48,427
                                       ---------------------------------------------- --------------------------------------------
Total                                      $5,262      $22,034    ($33,244) ($106,960)  ($32,478)  ($43,354)  ($57,242)    $27,505
                                       ============================================== ============================================

UNUSUAL ITEMS (AFTER TAX)
Auto lease residual recovery (charge)      $1,026       $6,223           -   ($16,416)         -          -   ($24,493)    ($8,560)
Commercial lease residual (charge)
  recovery                                      -            -        ($79)   (11,071)   ($3,384)      $810     (3,003)          -
Principal investment gains (losses)            58       10,959     (10,652)     4,202     (1,243)   (11,195)    (1,209)     (1,239)
Building lease termination penalty              -            -      (5,680)         -          -          -          -           -
Severance and related charges              (2,526)      (3,545)        245    (46,239)    (6,341)    (7,465)    (3,716)     (3,800)
Consideration from sale of NAMCO
  preferred shares                              -            -           -          -          -          -      3,338           -
Loss on commercial paper conduit
  consolidation                                 -            -           -          -          -    (10,329)         -           -
Charitable foundation contribution              -            -     (26,058)         -          -          -    (34,336)          -
NPI charge related to closing
  operations in Mexico, net                     -            -           -          -          -          -     (2,004)          -
NPI  loss on divestiture, net
COLI tax charge
Bank stock fund gains (losses)              4,883          679      25,997          -    (10,143)         -     32,008      31,478
                                       ---------------------------------------------- --------------------------------------------
Total                                      $3,441      $14,316    ($16,227)  ($69,524)  ($21,111)  ($28,179)  ($33,415)    $17,879
                                       ============================================== ============================================
Average assets (in millions)             $114,466     $123,651    $119,035   $116,318   $112,533   $101,054    $97,906    $102,108
Average total equity (in millions)          9,390        9,171       8,786      8,529      8,289      8,185      7,877       7,529
Return on average assets                     1.89 %       1.10 %      1.97 %     2.24 %      .99 %     1.36 %     1.53 %      1.77%
Return on average total equity              22.99        14.87       26.74      30.60      13.41      16.79      19.05       24.03
Efficiency ratio                            51.69        61.62       49.27      45.77      62.80      55.98      58.33       51.58


                                                FOR THE YEAR
                                       --------------------------------
                                         2003       2002        2001
                                       --------------------------------
CONSOLIDATED
------------

Net interest income (TE)               $4,395,646 $4,035,733 $3,472,195
Provision for loan losses                 638,418    681,918    605,295
                                       --------------------------------
Net interest income after provision     3,757,228  3,353,815  2,866,900
Noninterest income - as restated*       3,596,001  2,574,974  2,677,823
Noninterest expense                     4,088,123  3,729,634  3,344,876
                                       --------------------------------
Income before taxes - as restated*      3,265,106  2,199,155  2,199,847
Income tax expense and TE adjustment
  - as restated*                        1,148,042    752,512    811,739
                                       --------------------------------
Net income - as restated*              $2,117,064 $1,446,643 $1,388,108
                                       ================================

UNUSUAL ITEMS (PRETAX)
Auto lease residual recovery (charge)    ($14,102)  ($50,851)  ($67,383)
Commercial lease residual (charge)
  recovery                                (17,153)    (8,580)         -
Principal investment gains (losses)         7,025    (22,903)    (1,856)
Building lease termination penalty         (8,738)         -          -
Severance and related charges             (80,282)   (32,803)         -
Consideration from sale of NAMCO
  preferred shares                              -      5,136     88,775
Loss on commercial paper conduit
  consolidation                                 -    (15,891)         -
Charitable foundation contribution        (40,089)   (52,825)         -
NPI charge related to closing
  operations in Mexico, net                     -     (1,304)         -
NPI  loss on divestiture, net                   -          -     (2,692)
COLI tax charge                                 -          -    (40,000)
Bank stock fund gains (losses)             40,431     74,452    123,357
                                        --------------------------------
Total                                   ($112,908) ($105,569)   $100,201
                                        ================================

UNUSUAL ITEMS (AFTER TAX)
Auto lease residual recovery (charge)     ($9,167)  ($33,053)  ($43,799)
Commercial lease residual (charge)
  recovery                                (11,150)    (5,577)         -
Principal investment gains (losses)         4,567    (14,886)    (1,206)
Building lease termination penalty         (5,680)         -          -
Severance and related charges             (52,065)   (21,322)         -
Consideration from sale of NAMCO
  preferred shares                              -      3,338     57,704
Loss on commercial paper conduit
  consolidation                                 -    (10,329)         -
Charitable foundation contribution        (26,058)   (34,336)         -
NPI charge related to closing
  operations in Mexico, net                     -     (2,004)         -
NPI  loss on divestiture, net                                    (3,692)
COLI tax charge                                                 (40,000)
Bank stock fund gains (losses)             31,559     53,343     80,183
                                        --------------------------------
Total                                    ($67,994)  ($64,826)   $49,190
                                        ================================
Average assets (in millions)             $118,377   $103,423    $93,084
Average total equity (in millions)          8,972      7,973      6,974
Return on average assets                     1.79 %     1.40 %     1.49%
Return on average total equity              23.60      18.14      19.90
Efficiency ratio                            51.46      57.12      55.70


*See note on Summary of Presentation Changes.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            MONTHLY FINANCIAL TRENDS
                     CONSOLIDATED SELECTED AVERAGE BALANCES
                                ($ IN MILLIONS)

                                                                 DECEMBER   NOVEMBER    OCTOBER     SEPTEMBER    AUGUST       JULY
                                                                   2003       2003        2003        2003        2003        2003
                                                                 ------------------------------------------------------------------
ASSETS
  AVAILABLE FOR SALE SECURITIES, AT COST                         $  6,678   $  6,466    $  6,455    $   6,496    $ 6,703    $ 6,796

  PORTFOLIO LOANS:
    Commercial                                                   $ 19,383   $ 20,228    $ 20,463    $  20,987    $21,121    $21,344
    Commercial construction                                         2,235      2,574       2,532        2,491      2,416      2,370
    Real estate - commercial                                        9,668      9,563       9,529        9,466      9,435      9,448
    Real estate - residential                                      26,672     25,387      24,627       24,828     24,041     23,418
    Home equity lines of credit                                    10,509     10,511      10,212        9,926      9,634      9,287
    Credit card and other unsecured lines of credit                 2,591      2,202       2,192        2,183      2,181      2,147
    Other consumer                                                  7,349      7,588       7,691        8,276      8,264      7,964
                                                                 ------------------------------------------------------------------
      TOTAL PORTFOLIO LOANS                                      $ 78,407   $ 78,053    $ 77,246    $  78,157    $77,092    $75,978
                                                                 ==================================================================

  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                   $     17   $      7    $     15    $      14    $    13    $    13
    Mortgage:
      National City Mortgage Co.                                   12,288     14,706      19,052       24,957     26,828     25,980
      First Franklin                                                1,263      1,400       1,500        1,361        957        932
      National City Home Loan Services (formerly Altegra)               1          2         937           32          -          -
                                                                 ------------------------------------------------------------------
  Total mortgage loans held for sale                               13,552     16,108      21,489       26,350     27,785     26,912
  Automobile loans held for securitization                            741        563         516            -          -          -
                                                                 ------------------------------------------------------------------
    TOTAL LOANS HELD FOR SALE OR SECURITIZATION                  $ 14,310   $ 16,678    $ 22,020    $  26,364    $27,798    $26,925
                                                                 ==================================================================

LIABILITIES
  DEPOSITS:
    Noninterest bearing                                          $ 15,825   $ 16,152    $ 16,292    $  18,313    $20,012    $19,863
    NOW and money market accounts                                  27,018     26,891      26,625       26,371     26,179     25,729
    Savings accounts                                                2,354      2,368       2,380        2,394      2,427      2,444
    Consumer time                                                  13,140     13,180      13,213       13,245     13,290     13,474
                                                                 ------------------------------------------------------------------
      CORE DEPOSITS                                                58,337     58,591      58,510       60,323     61,908     61,510
    Other                                                             891        964       1,755        3,014      3,739      2,964
    Foreign                                                         7,069      7,126       7,581        8,835      7,015      5,762
                                                                 ------------------------------------------------------------------
      TOTAL DEPOSITS                                             $ 66,297   $ 66,681    $ 67,846    $  72,172    $72,662    $70,236
                                                                 ==================================================================
  Federal funds borrowed and security repurchase agreements      $  7,525   $  8,665    $ 10,070    $  10,214    $10,577    $11,174
  Borrowed funds                                                    1,278        769         920        1,161        855      1,246
  Long-term debt(1)                                                23,770     25,248      26,156       27,275     27,879     27,545

MEMO:
Noninterest bearing mortgage banking principal and
  interest (P&I) balances                                        $  2,336   $  2,686    $  2,917    $   4,653    $ 6,457    $ 6,069
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances                                            904      1,119       1,124        1,032      1,059      1,060
Noninterest bearing deposits excluding P&I and T&I balances        12,585     12,347      12,251       12,628     12,496     12,734
Core deposits excluding P&I and T&I balances                       55,097     54,786      54,469       54,638     54,392     54,381

                                                                  JUNE        MAY       APRIL      MARCH     FEBRUARY    JANUARY
                                                                  2003       2003       2003       2003        2003        2003
                                                                 ----------------------------------------------------------------
ASSETS
  AVAILABLE FOR SALE SECURITIES, AT COST                         $ 6,920    $ 7,421    $ 7,850    $ 8,080    $  8,345    $  8,464

  PORTFOLIO LOANS:
    Commercial                                                   $21,408    $21,952    $22,644    $22,506    $ 22,390    $ 22,347
    Commercial construction                                        2,344      2,317      2,292      2,293       2,199       2,053
    Real estate - commercial                                       9,465      9,453      9,508      9,496       9,397       9,366
    Real estate - residential                                     22,833     22,525     22,048     21,787      20,931      20,348
    Home equity lines of credit                                    8,996      8,771      8,514      8,306       8,156       7,995
    Credit card and other unsecured lines of credit                2,115      2,083      2,055      2,039       2,025       2,033
    Other consumer                                                 8,001      7,828      8,047      7,812       8,034       8,031
                                                                 ----------------------------------------------------------------
      TOTAL PORTFOLIO LOANS                                      $75,162    $74,929    $75,108    $74,239    $ 73,132    $ 72,173
                                                                 ================================================================

  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                   $    13    $    13    $    13    $    13    $     15    $     15
    Mortgage:
      National City Mortgage Co.                                  24,216     23,194     21,823     20,786      21,383      22,856
      First Franklin                                                 954      1,143        976        607         868       1,005
      National City Home Loan Services (formerly Altegra)              -          -          -          -           -           -
                                                                 ----------------------------------------------------------------
  Total mortgage loans held for sale                              25,170     24,337     22,799     21,393      22,251      23,861
  Automobile loans held for securitization                             -          -          -          -           -           -
                                                                 ----------------------------------------------------------------
    TOTAL LOANS HELD FOR SALE OR SECURITIZATION                  $25,183    $24,350    $22,812    $21,406    $ 22,266    $ 23,876
                                                                 ================================================================

LIABILITIES
  DEPOSITS:
    Noninterest bearing                                          $17,868    $17,537    $17,385    $16,061    $ 15,728    $ 15,283
    NOW and money market accounts                                 25,404     25,003     24,730     24,060      23,375      23,021
    Savings accounts                                               2,452      2,448      2,442      2,441       2,449       2,482
    Consumer time                                                 13,799     13,998     14,116     14,264      14,466      14,627
                                                                 ----------------------------------------------------------------
      CORE DEPOSITS                                               59,523     58,986     58,673     56,826      56,018      55,413
    Other                                                          3,038      3,402      3,176      3,307       3,569       3,250
    Foreign                                                        5,683      8,612      6,498      6,250       6,001       7,498
                                                                 ----------------------------------------------------------------
      TOTAL DEPOSITS                                             $68,244    $71,000    $68,347    $66,383    $ 65,588    $ 66,161
                                                                 ================================================================
  Federal funds borrowed and security repurchase agreements      $11,674    $11,420    $12,783    $12,169    $ 12,841    $ 11,960
  Borrowed funds                                                   1,617      1,304      1,670      1,731       2,249       3,893
  Long-term debt(1)                                               25,753     22,995     23,021     23,063      22,976      22,452

MEMO:
Noninterest bearing mortgage banking principal and
  interest (P&I) balances                                        $ 4,735    $ 4,741    $ 4,599    $ 3,681    $  3,510    $  3,186
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances                                         1,007        954        909        816         750         717
Noninterest bearing deposits excluding P&I and T&I balances       12,126     11,842     11,877     11,564      11,468      11,380
Core deposits excluding P&I and T&I balances                      53,781     53,291     53,165     52,329      51,758      51,510

(1) Includes debt obligations to the subsidiary trusts.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            MONTHLY FINANCIAL TRENDS
                          CAPITALIZATION (PERIOD END)
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                          DECEMBER  NOVEMBER   OCTOBER  SEPTEMBER  AUGUST    JULY    JUNE
                                                            2003     2003       2003      2003      2003     2003    2003
                                                          ---------------------------------------------------------------
COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased                            2.3       1.0       1.5        5.3       -       -       -
Average price per share of repurchased common shares      $  33.62  $  32.76  $  30.67  $   30.10       -       -       -
Total cost                                                $   77.0  $   32.7  $   45.0  $   160.3       -       -       -
Common shares remaining under authorization(1)                27.8      30.1      31.1       32.6    37.9    37.9    37.9

                                                           MAY   APRIL     MARCH     FEBRUARY  JANUARY
                                                          2003   2003       2003      2003      2003
                                                          ----   -----    --------   --------  -------
COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased                          -       -         1.1         .2       .1
Average price per share of repurchased common shares         -       -    $  27.30   $  26.93  $ 27.02
Total cost                                                   -       -    $   31.1   $    5.2  $   1.3
Common shares remaining under authorization(1)            37.9    37.9        37.9       39.0     14.3

(1) In February 2003, National City Corporation's Board of Directors authorized the repurchase of an additional 25 million shares of issued and outstanding common stock.

             FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

                                                   DECEMBER   NOVEMBER   OCTOBER   SEPTEMBER   AUGUST     JULY
                                                    2003        2003      2003       2003       2003      2003
                                                   -----------------------------------------------------------
LINE OF BUSINESS STAFF:
  Consumer and Small Business Financial Services    12,093     11,945    11,876     11,794     11,853    11,696
  Wholesale Banking                                  1,562      1,563     1,575      1,574      1,587     1,589
  National Consumer Finance:
     National City Mortgage Co.                      7,852      7,928     8,072      8,191      8,419     8,308
     First Franklin Financial Corporation            1,943      1,902     1,853      1,721      1,648     1,552
     National City Home Loan Services                  361        357       351        356        357       350
     National Home Equity                              311        303       300        283        288       276
                                                    -----------------------------------------------------------
  Total National Consumer Finance                   10,467     10,490    10,576     10,551     10,712    10,486

  Asset Management                                   1,510      1,516     1,508      1,505      1,499     1,509
  National Processing                                1,693      1,691     1,677      1,705      1,751     1,682

CORPORATE SUPPORT STAFF(2)                           6,006      6,034     6,032      6,059      6,091     6,086
                                                    -----------------------------------------------------------
  TOTAL EMPLOYEES                                   33,331     33,239    33,244     33,188     33,493    33,048
                                                    ===========================================================

                                                     JUNE     MAY     APRIL    MARCH    FEBRUARY   JANUARY
                                                     2003     2003     2003     2003      2003      2003
LINE OF BUSINESS STAFF:
  Consumer and Small Business Financial Services    11,450   11,222   11,521   11,472    11,499    11,541
  Wholesale Banking                                  1,583    1,585    1,706    1,739     1,758     1,771
  National Consumer Finance
     National City Mortgage Co.                      8,079    7,783    7,704    7,492     7,392     7,198
     First Franklin Financial Corporation            1,475    1,424    1,424    1,399     1,357     1,333
     National City Home Loan Services                  347      355      361      365       376       385
     National Home Equity                              254      246      232      230       232       228
                                                    -----------------------------------------------------
  Total National Consumer Finance                   10,155    9,808    9,721    9,486     9,357     9,144

  Asset Management                                   1,522    1,546    1,613    1,642     1,653     1,660
  National Processing                                1,689    1,758    1,767    1,761     1,771     1,781

CORPORATE SUPPORT STAFF(2)                           6,015    6,054    6,440    6,533     6,585     6,702
                                                    -----------------------------------------------------
  TOTAL EMPLOYEES                                   32,414   31,973   32,768   32,633    32,623    32,599
                                                    =====================================================

(1)  Represents period-end, active, full-time equivalent employees.

(2) Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process.

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            MONTHLY FINANCIAL TRENDS
       CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES

                                                  DECEMBER  NOVEMBER   OCTOBER  SEPTEMBER     AUGUST      JULY       JUNE      MAY
                                                    2003      2003       2003      2003        2003       2003       2003      2003
                                                  --------  --------   -------  ---------    -------    -------    -------   -------
DEPOSIT ACCOUNT METRICS (PERIOD-END)
PERSONAL DEPOSITS:
Number of accounts (in thousands):
     Noninterest bearing checking                    1,645     1,643     1,643      1,641      1,632      1,617      1,604     1,589
     Interest bearing checking                         713       713       712        709        705        700        696       692
     Money market savings                              456       458       458        457        454        452        448       445
     Regular savings                                   824       828       834        841        846        850        855       859
                                                  --------  --------  --------  ---------   --------   --------   --------  --------
          TOTAL PERSONAL DEPOSIT ACCOUNTS            3,638     3,642     3,647      3,648      3,637      3,619      3,603     3,585
                                                  ========  ========  ========  =========   ========   ========   ========  ========
Average account size:
     Noninterest bearing checking                 $  1,835  $  1,836  $  1,815  $   1,834   $  1,866   $  1,844   $  1,876  $  1,885
     Interest bearing checking                      11,189    11,097    11,002     10,953     10,984     10,803     10,761    10,652
     Money market savings                           30,513    30,463    30,339     30,246     30,233     30,092     29,981    29,849
     Regular savings                                 2,517     2,526     2,524      2,519      2,535      2,540      2,548     2,540
                                                  --------  --------  --------  ---------   --------   --------   --------  --------
          TOTAL AVERAGE ACCOUNT SIZE              $  7,415  $  7,405  $  7,352  $   7,321   $  7,331   $  7,268   $  7,249  $  7,206
                                                  ========  ========  ========  =========   ========   ========   ========  ========
BUSINESS DEPOSITS:
Number of accounts (in thousands)                      315       313       310        308        304        301        297       294
Average account size                              $ 20,894  $ 20,961  $ 20,769  $  20,551   $ 20,704   $ 20,498   $ 20,273  $ 19,940

TIME DEPOSITS:
Number of accounts (in thousands)                      801       806       813        819        825        837        851       862
Average account size                              $ 15,836  $ 15,792  $ 15,703  $  15,649   $ 15,591   $ 15,577   $ 15,694  $ 15,721

CONSUMER LOAN PRODUCTION METRICS (# OF LOANS)(1)
Installment loan originations:
  Home equity(2)                                     2,225     2,178     2,915      6,967      4,644      4,921      5,781     4,006
  Other(3)                                           1,391     1,453     1,732      2,681      1,442      2,076      1,811     1,926
Home equity and other lines of credit                5,039     5,580     6,721      6,749      8,616      8,581      7,822     9,857
                                                  --------  --------  --------  ---------   --------   --------   --------  --------
     TOTAL CONSUMER LOAN ORIGINATIONS                8,655     9,211    11,368     16,397     14,702     15,578     15,414    15,789
                                                  ========  ========  ========  =========   ========   ========   ========  ========
BANK BRANCHES AND OTHER
Total bank branches                                  1,114     1,122     1,120      1,122      1,124      1,123      1,123     1,131
ATMs                                                 1,574     1,579     1,572      1,580      1,582      1,580      1,583     1,597
Online banking customers                           793,910   775,924   760,797    740,976    717,039    687,510    664,283   640,523

                                                     APRIL      MARCH     FEBRUARY    JANUARY
                                                     2003        2003       2003        2003
                                                    -------    -------    --------    -------
DEPOSIT ACCOUNT METRICS (PERIOD-END)
PERSONAL DEPOSITS:
Number of accounts (in thousands):
     Noninterest bearing checking                     1,581      1,574       1,568      1,563
     Interest bearing checking                          688        682         675        669
     Money market savings                               442        438         432        427
     Regular savings                                    863        871         876        880
                                                   --------   --------   ---------   --------
          TOTAL PERSONAL DEPOSIT ACCOUNTS             3,574      3,565       3,551      3,539
                                                   ========   ========   =========   ========
Average account size:
     Noninterest bearing checking                  $  1,925   $  1,910   $   1,860   $  1,820
     Interest bearing checking                       10,619     10,226       9,879      9,906
     Money market savings                            29,676     29,530      29,344     29,369
     Regular savings                                  2,527      2,495       2,446      2,437
                                                   --------   --------   ---------   --------
          TOTAL AVERAGE ACCOUNT SIZE               $  7,173   $  7,034   $   6,873   $  6,824
                                                   ========   ========   =========   ========
BUSINESS DEPOSITS:
Number of accounts (in thousands)                       290        286         281        277
Average account size                               $ 19,855   $ 19,875   $  20,091   $ 20,321

TIME DEPOSITS:
Number of accounts (in thousands)                       872        882         892        902
Average account size                               $ 15,667   $ 15,652   $  15,703   $ 15,708

CONSUMER LOAN PRODUCTION METRICS (# OF LOANS)(1)
Installment loan originations:
  Home equity(2)                                      2,710      3,266       2,300      1,954
  Other(3)                                            1,799      1,653       1,551      1,493
Home equity and other lines of credit                 9,295      7,036       6,263      6,107
                                                   --------   --------   ---------   --------
     TOTAL CONSUMER LOAN ORIGINATIONS                13,804     11,955      10,114      9,554
                                                   ========   ========   =========   ========
BANK BRANCHES AND OTHER
Total bank branches                                   1,136      1,139       1,139      1,142
ATMs                                                  1,597      1,607       1,607      1,608
Online banking customers                            621,538    599,411     578,653    556,236

(1) Excludes home equity loans generated by the National Home Equity division of the National Consumer Finance line of business.

(2) Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(3) Includes automobile, truck, boat, recreational vehicle, and other secured installment loans.

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            MONTHLY FINANCIAL TRENDS
                      ASSET MANAGEMENT PERFORMANCE MEASURES
                                 ($ IN MILLIONS)

                                                 DECEMBER   NOVEMBER    OCTOBER   SEPTEMBER   AUGUST      JULY       JUNE
                                                   2003       2003       2003       2003       2003       2003       2003
                                                 ---------  ---------  ---------  ---------  ---------  ---------  ---------
ASSETS UNDER ADMINISTRATION
Managed assets:
     Value at beginning of period                $  58,002  $  58,626  $  58,334  $  58,540  $  58,017  $  58,690  $  57,331
     Estimated change due to market impact           1,343        427      1,144        305        144         43        323
     Other activity, net                                72     (1,051)      (852)      (511)       379       (716)     1,036
                                                 ---------  ---------  ---------  ---------  ---------  ---------  ---------
     Value at end of period                      $  59,417  $  58,002  $  58,626  $  58,334  $  58,540  $  58,017  $  58,690
                                                 ---------  ---------  ---------  ---------  ---------  ---------  ---------
Non-managed assets:
     Value at beginning of period                   50,565     49,550     48,317     49,147     48,125     48,987     48,676
     Estimated change due to market impact           1,281        417      1,628       (635)       702       (313)       621
     Other activity, net                               293        598       (395)      (195)       320       (549)      (310)
                                                 ---------  ---------  ---------  ---------  ---------  ---------  ---------
     Value at end of period                         52,139     50,565     49,550     48,317     49,147     48,125     48,987
                                                 ---------  ---------  ---------  ---------  ---------  ---------  ---------
     TOTAL ASSETS AT END OF PERIOD               $ 111,556  $ 108,567  $ 108,176  $ 106,651  $ 107,687  $ 106,142  $ 107,677
                                                 =========  =========  =========  =========  =========  =========  =========
PROPRIETARY MUTUAL FUND ASSETS (included above)  $  15,335  $  14,835  $  15,024  $  14,850  $  15,358  $  15,281  $  15,831

                                                    MAY        APRIL     MARCH    FEBRUARY    JANUARY
                                                    2003       2003      2003       2003        2003
                                                 ---------  ---------  ---------  ---------  ---------
ASSETS UNDER ADMINISTRATION
Managed assets:
     Value at beginning of period                $  55,808  $  55,179  $  54,468  $  55,855  $  57,571
     Estimated change due to market impact           1,392      1,661        594         (9)      (773)
     Other activity, net                               131     (1,032)       117     (1,378)      (943)
                                                 ---------  ---------  ---------  ---------  ---------
     Value at end of period                      $  57,331  $  55,808  $  55,179  $  54,468  $  55,855
                                                 ---------  ---------  ---------  ---------  ---------
Non-managed assets:
     Value at beginning of period                   47,385     45,929     45,674     67,239     73,752
     Estimated change due to market impact           1,593      1,562        277       (995)    (1,096)
     Other activity, net                              (302)      (106)       (22)   (20,570)    (5,417)
                                                 ---------  ---------  ---------  ---------  ---------
     Value at end of period                         48,676     47,385     45,929     45,674     67,239
                                                 ---------  ---------  ---------  ---------  ---------
     TOTAL ASSETS AT END OF PERIOD               $ 106,007  $ 103,193  $ 101,108  $ 100,142  $ 123,094
                                                 =========  =========  =========  =========  =========
PROPRIETARY MUTUAL FUND ASSETS (included above)  $  15,633  $  15,116  $  15,186  $  15,476  $  15,871

                           MORTGAGE BANKING STATISTICS
                                 ($ IN MILLIONS)

                                                            DECEMBER    NOVEMBER    OCTOBER    SEPTEMBER    AUGUST       JULY
                                                              2003        2003        2003       2003        2003        2003
                                                           ---------   ---------   ---------   ---------   ---------   ---------
APPLICATION DATA
National City Mortgage Co. (NCMC)                          $   6,167   $   6,272   $   8,109   $   8,705   $   8,581   $  13,818
First Franklin(1)                                              2,795       3,694       3,891       3,638       4,202       3,095
                                                           ---------   ---------   ---------   ---------   ---------   ---------
   TOTAL APPLICATIONS                                      $   8,962   $   9,966   $  12,000   $  12,343   $  12,783   $  16,913
                                                           =========   =========   =========   =========   =========   =========
Percentage of NCMC applications represented by refinances         54%         52%         51%         52%         51%         64%

PRODUCTION DATA
NCMC:
     Retail                                                $   2,116   $   1,931   $   2,342   $   3,336   $   5,240   $   6,414
     Wholesale                                                 2,480       2,254       3,066       3,766       5,330       7,187
                                                           ---------   ---------   ---------   ---------   ---------   ---------
     Total NCMC                                                4,596       4,185       5,408       7,102      10,570      13,601
First Franklin                                                   958         577       1,441         977       1,117         707
                                                           ---------   ---------   ---------   ---------   ---------   ---------
   TOTAL LOANS ORIGINATED FOR SALE                         $   5,554   $   4,762   $   6,849   $   8,079   $  11,687   $  14,308
                                                           =========   =========   =========   =========   =========   =========
Percentage of NCMC originations represented by refinances         51%         52%         54%         60%         72%         78%

MEMO:
Total First Franklin loan orginations                      $   2,070   $   1,845   $   2,288   $   2,147   $   2,131   $   1,773

LOAN SALES
NCMC                                                       $   4,061   $   7,798   $  10,305   $  11,212   $  10,023   $  12,227
First Franklin                                                   265         972       1,142         984         711         848
                                                           ---------   ---------   ---------   ---------   ---------   ---------
   TOTAL MORTGAGE LOAN SALES                               $   4,326   $   8,770   $  11,447   $  12,196   $  10,734   $  13,075
                                                           =========   =========   =========   =========   =========   =========
SERVICING DATA
Total mortgage loans serviced for third parties            $ 141,146   $ 139,979   $ 135,678   $ 129,127   $ 123,630   $ 121,395

                                                             JUNE        MAY         APRIL       MARCH     FEBRUARY     JANUARY
                                                             2003        2003        2003        2003        2003        2003
                                                           ---------   ---------   ---------   ---------   ---------   ---------
APPLICATION DATA
National City Mortgage Co. (NCMC)                          $  21,344   $  21,374   $  15,131   $  18,361   $  13,511   $  13,201
First Franklin(1)                                              2,732       2,858       2,672       2,244       2,450       2,069
                                                           ---------   ---------   ---------   ---------   ---------   ---------
   TOTAL APPLICATIONS                                      $  24,076   $  24,232   $  17,803   $  20,605   $  15,961   $  15,270
                                                           =========   =========   =========   =========   =========   =========
Percentage of NCMC applications represented by refinances         79%         76%         69%         76%         76%         75%

PRODUCTION DATA
NCMC:
     Retail                                                $   5,498   $   4,371   $   4,626   $   3,975   $   3,279   $   3,352
     Wholesale                                                 6,562       5,446       6,350       5,372       4,263       4,059
                                                           ---------   ---------   ---------   ---------   ---------   ---------
     Total NCMC                                               12,060       9,817      10,976       9,347       7,542       7,411
First Franklin                                                   868         746         782         680         350         702
                                                           ---------   ---------   ---------   ---------   ---------   ---------
   TOTAL LOANS ORIGINATED FOR SALE                         $  12,928   $  10,563   $  11,758   $  10,027   $   7,892   $   8,113
                                                           =========   =========   =========   =========   =========   =========
Percentage of NCMC originations represented by refinances         75%         71%         78%         76%         77%         75%

MEMO:
Total First Franklin loan orginations                      $   1,588   $   1,449   $   1,359   $   1,280   $   1,105   $   1,103

LOAN SALES
NCMC                                                       $   9,445   $   8,472   $   9,360   $   8,968   $   7,751   $   8,892
First Franklin                                                 1,499         117         548         572         617         662
                                                           ---------   ---------   ---------   ---------   ---------   ---------
   TOTAL MORTGAGE LOAN SALES                               $  10,944   $   8,589   $   9,908   $   9,540   $   8,368   $   9,554
                                                           =========   =========   =========   =========   =========   =========
SERVICING DATA
Total mortgage loans serviced for third parties            $ 119,894   $ 117,493   $ 114,204   $ 112,358   $ 108,638   $ 105,465

(1) Represents First Franklin applications for both loans originated for sale and to be held in portfolio.

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            MONTHLY FINANCIAL TRENDS
             FIRST FRANKLIN ORIGINATION AND PORTFOLIO STATISTICS(1)
                                 ($ IN MILLIONS)

                                                               DECEMBER   NOVEMBER   OCTOBER    SEPTEMBER   AUGUST      JULY
                                                                 2003       2003       2003       2003       2003       2003
                                                               ---------  ---------  ---------  ---------  ---------  ---------
PRODUCTION DATA
ORIGINATIONS:
  Total First Franklin originations                            $   2,070  $   1,845  $   2,288  $   2,147  $   2,131  $   1,773
  Weighted-average note rate                                        6.99%      7.05%      6.95%      6.94%      6.83%      6.80%
  Weighted-average credit score(2)                                   651        652        655        659        662        658

SALES:
  Total sales of First Franklin loans to third parties         $     265  $     972  $   1,142  $     984  $     711  $     848
  Net gains on sales of First Franklin loans to third parties          4         26         35         36         24         35

PORTFOLIO STATISTICS(3)
Period-end portfolio balance                                   $  15,137  $  14,529  $  13,791  $  13,183  $  12,527  $  11,871
Weighted-average note rate                                          7.19%      7.23%      7.32%      7.43%      7.55%      7.65%
Weighted-average loan size                                     $ 127,556  $ 128,813  $ 126,742  $ 124,772  $ 123,036  $ 123,905
Weighted-average credit score(2)(4)                                  649        648        647        648        647        646
First-lien weighted-average loan-to-value ratio(5)                 77.89%     77.89%     77.86%     77.82%     77.80%     78.58%

                                                                 JUNE       MAY        APRIL      MARCH    FEBRUARY    JANUARY
                                                                 2003       2003       2003       2003       2003        2003
                                                               ---------  ---------  ---------  ---------  ---------  ---------
PRODUCTION DATA
ORIGINATIONS:
  Total First Franklin originations                            $   1,588  $   1,449  $   1,359  $   1,280  $   1,105  $   1,103
  Weighted-average note rate                                        7.04%      7.19%      7.21%      7.31%      7.34%      7.35%
  Weighted-average credit score(2)                                   657        657        656        656        657        657

SALES:
  Total sales of First Franklin loans to third parties         $   1,499  $     117  $     548  $     572  $     617  $     662
  Net gains on sales of First Franklin loans to third parties         62          8         18         24         26         19

PORTFOLIO STATISTICS(3)
Period-end portfolio balance                                   $  11,496  $  11,066  $  10,891  $  10,434  $  10,005  $   9,863
Weighted-average note rate                                          7.70%      7.75%      7.77%      7.81%      7.85%      7.92%
Weighted-average loan size                                     $ 126,390  $ 129,188  $ 132,673  $ 136,113  $ 139,914  $ 139,696
Weighted-average credit score(2)(4)                                  645        645        644        645        645        644
First-lien weighted-average loan-to-value ratio(5)                 78.56%     78.57%     78.62%     79.83%     78.71%     78.81%

(1) First Franklin loans represent nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.

(2) Represents the Fair Isaac Corporation FICO(R) score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac
    Corporation and obtains FICO(R) scores from third-party credit bureaus.

(3) Represents statistics on First Franklin loans retained in the residential real estate portfolio.

(4) Based upon most recent available FICO(R) score for borrowers. FICO(R) scores are updated quarterly.

(5) Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                       CONSOLIDATED FINANCIAL HIGHLIGHTS
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                                                  2001
                                                                        --------------------------------------------------------
                                                                        4TH QTR         3RD QTR          2ND QTR         1ST QTR
                                                                        --------------------------------------------------------
EARNINGS
Tax-equivalent interest income                                          $ 1,523         $ 1,623          $ 1,634         $ 1,668
Interest expense                                                            570             718              799             889
                                                                        --------------------------------------------------------
Tax-equivalent net interest income                                          953             905              835             779
Provision for loan losses                                                   209             160              153              83
                                                                        --------------------------------------------------------
Tax-equivalent NII after provision for loan losses                          744             745              682             696
Fees and other income - as restated*                                        750             503              692             588
Securities gains (losses), net                                               19              21               17              88
Noninterest expense                                                         885             815              840             805
                                                                        --------------------------------------------------------
Income before taxes and tax-equivalent adjustment - as restated*            628             454              551             567
Income taxes - as restated*                                                 213             149              186             230
Tax-equivalent adjustment                                                     9               8                9               8
                                                                        --------------------------------------------------------
Net income - as restated*                                               $   406         $   297          $   356         $   329
                                                                        ========================================================
Effective tax rate - as restated*                                          34.4%           33.3%            34.4%           41.2%

PER COMMON SHARE
Net income:
    Basic - as restated*                                                $   .67         $   .49          $   .59         $   .55
    Diluted - as restated*                                                  .66             .49              .58             .54
Dividends paid                                                             .295            .295             .285            .285
Book value - as restated*                                                 12.15           11.77            11.52           11.18
Market value (close)                                                      29.24           29.95            30.78           26.75
Average shares:
    Basic                                                                 606.9           605.0            601.5           600.9
    Diluted                                                               613.0           613.8            610.8           610.1

EFFECT OF RESTATEMENT ON NET INCOME AND EPS*
Mortgage loans held for sale hedge program                              $    94        ($    94)         $    10        ($    10)
Mortgage servicing rights hedge program                                       -               -                -               -
                                                                        --------------------------------------------------------
Net pretax effect of restatement on mortgage banking revenue            $    94        ($    94)         $    10        ($    10)
                                                                        ========================================================
Net after-tax effect of restatement                                     $    59        ($    59)         $     6        ($     6)
                                                                        ========================================================
Net income - as originally reported                                     $   347         $   356          $   350         $   335
Adjustment for restatement                                                   59             (59)               6              (6)
                                                                        --------------------------------------------------------
Net income - as restated                                                $   406         $   297          $   356         $   329
                                                                        ========================================================
Diluted net income per share - as originally reported                   $   .57         $   .58          $   .57         $   .55
Adjustment for restatement                                                  .09            (.09)             .01            (.01)
                                                                        --------------------------------------------------------
Diluted net income per share - as restated                              $   .66         $   .49          $   .58         $   .54
                                                                        ========================================================
PERFORMANCE RATIOS
Return on average common equity - as restated*                            22.07%          16.69%           20.86%          20.13%
Return on average total equity - as restated*                             22.06           16.66            20.80           20.07
Return on average assets - as restated*                                    1.64            1.25             1.55            1.52
Net interest margin                                                        4.25            4.20             3.98            3.92
Efficiency ratio - as restated*                                           51.95           57.91            55.01           58.86

CREDIT QUALITY STATISTICS
Net charge-offs                                                         $   147         $   140          $    93         $    83
Provision for loan losses                                                   209             160              153              83
Loan loss allowance                                                         997           1,008              990             930
Nonperforming assets                                                        658             649              509             447
Annualized net charge-offs to average portfolio loans                       .85%            .81%             .55%            .51%
Loan loss allowance to period-end portfolio loans                          1.47            1.46             1.46            1.39
Loan loss allowance to nonperforming portfolio loans                     167.90          171.85           216.75          230.12
Loan loss allowance (period-end) to annualized net charge-offs           170.37          182.63           266.34          275.62
Nonperforming assets to period-end portfolio loans
  and other nonperforming assets                                            .97             .94              .75             .67

* See note on Summary of Presentation Changes

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                       CONSOLIDATED STATEMENTS OF INCOME
                    ($ IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                  2001
                                                                  -----------------------------------------------------------------
                                                                     4TH QTR           3RD QTR           2ND QTR          1ST QTR
                                                                  -----------------------------------------------------------------
INTEREST INCOME:
 Loans                                                            $  1,393,435      $  1,481,124      $  1,482,738     $  1,506,488
 Securities:
  Taxable                                                               96,563           102,804           111,731          122,017
  Exempt from Federal income taxes                                       9,580             9,786            10,115           10,319
  Dividends                                                              9,674            11,651            12,730           11,146
 Federal funds sold and security resale agreements                         665             1,188               848            1,616
 Other investments                                                       5,096             7,677             7,536            8,225
                                                                  -----------------------------------------------------------------
   TOTAL INTEREST INCOME                                             1,515,013         1,614,230         1,625,698        1,659,811

INTEREST EXPENSE:
 Deposits                                                              352,666           435,247           483,760          506,058
 Federal funds borrowed and security
   repurchase agreements                                                47,180            73,710            86,538           89,946
 Borrowed funds                                                         10,753            11,834            14,133           27,267
 Long-term debt                                                        160,067           196,899           214,597          265,248
                                                                  -----------------------------------------------------------------
   TOTAL INTEREST EXPENSE                                              570,666           717,690           799,028          888,519

   NET INTEREST INCOME                                                 944,347           896,540           826,670          771,292
 Provision for loan losses                                             209,000           160,000           152,923           83,372
                                                                  -----------------------------------------------------------------
   NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES                 735,347           736,540           673,747          687,920

NONINTEREST INCOME:
 Mortgage banking revenue - as restated*                               254,512            31,450           125,161          114,189
 Deposit service charges                                               122,718           117,336           117,466          111,806
 Payment processing revenue                                            122,169           120,293           115,724          106,441
 Trust and investment management fees                                   72,542            79,410            86,023           81,850
 Card-related fees                                                      43,603            42,610            38,569           44,671
 Brokerage revenue                                                      28,056            22,367            23,657           23,425
 Other                                                                 106,010            89,490           185,552          105,921
                                                                  -----------------------------------------------------------------
   TOTAL FEES AND OTHER INCOME - AS RESTATED*                          749,610           502,956           692,152          588,303
 Securities gains (losses), net                                         18,543            21,193            16,936           88,130
                                                                  -----------------------------------------------------------------
   TOTAL NONINTEREST INCOME - AS RESTATED*                             768,153           524,149           709,088          676,433

NONINTEREST EXPENSE:
 Salaries, benefits, and other personnel                               448,945           418,138           432,833          410,393
 Equipment                                                              64,658            53,549            60,747           60,002
 Net occupancy                                                          53,567            52,190            53,544           53,479
 Third-party services                                                   60,327            49,871            49,963           43,601
 Card processing                                                        57,506            50,295            47,652           43,475
 Marketing and public relations                                          7,170            23,620            24,013           16,545
 Other                                                                 192,142           167,799           171,350          177,502
                                                                  -----------------------------------------------------------------
   TOTAL NONINTEREST EXPENSE                                           884,315           815,462           840,102          804,997

INCOME BEFORE INCOME TAX EXPENSE - AS RESTATED*                        619,185           445,227           542,733          559,356
INCOME TAX EXPENSE - AS RESTATED*                                      213,168           148,041           186,782          230,402
                                                                  -----------------------------------------------------------------
   NET INCOME - AS RESTATED*                                      $    406,017      $    297,186      $    355,951     $    328,954
                                                                  =================================================================
NET INCOME PER COMMON SHARE:
   Basic - as restated*                                           $        .67      $        .49      $        .59     $        .55
   Diluted - as restated*                                                  .66               .49               .58              .54

AVERAGE COMMON SHARES:
   Basic                                                           606,939,772       605,005,257       601,528,522      600,888,928
   Diluted                                                         612,984,102       613,829,266       610,782,001      610,099,764

MEMO:
Tax-equivalent net interest income                                $    952,701      $    905,310      $    834,956     $    779,228
Net income available to common stockholders - as restated*             406,007           297,072           355,509          328,504

* See note on Summary of Presentation Changes

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                     CONSOLIDATED PERIOD-END BALANCE SHEETS
                                ($ IN THOUSANDS)

                                                                                                2001
                                                                  ---------------------------------------------------------------
                                                                     4TH QTR            3RD QTR         2ND QTR          1ST QTR
                                                                  ---------------------------------------------------------------
ASSETS
  Cash and demand balances due from banks                         $  4,403,962      $  3,701,290    $  3,468,695     $  3,314,336
  Federal funds sold and security resale agreements                    171,498            71,170         103,320            4,460
  Securities available for sale, at fair value                       9,858,868         8,538,644       8,758,250        9,468,365
  Other investments                                                    432,861           391,011         541,043          529,766
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                          50,959           165,909               -                -
    Mortgage - as restated*                                         15,553,297         8,508,279       8,412,730        5,872,284
    Automobile                                                         824,434                 -               -                -
    Credit card                                                        402,305                 -               -                -
                                                                  ---------------------------------------------------------------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION - AS RESTATED*    16,830,995         8,674,188       8,412,730        5,872,284
  PORTFOLIO LOANS:
    Commercial                                                      25,438,604        26,330,964      26,432,389       26,177,741
    Commercial construction                                          1,313,511         1,283,056       1,260,946        1,220,215
    Real estate - commercial                                         7,281,268         6,942,914       6,734,448        6,625,035
    Real estate - residential                                       14,763,546        14,570,015      13,818,303       13,502,846
    Home equity lines of credit                                      5,827,879         5,483,648       5,144,385        4,913,701
    Credit card and other unsecured lines of credit                  1,867,053         2,200,004       2,195,596        2,092,678
    Other consumer                                                  11,548,785        12,468,019      12,417,440       12,140,385
                                                                  ---------------------------------------------------------------
      TOTAL PORTFOLIO LOANS                                         68,040,646        69,278,620      68,003,507       66,672,601
    Allowance for loan losses                                         (997,331)       (1,008,390)       (989,936)        (929,679)
                                                                  ---------------------------------------------------------------
      NET PORTFOLIO LOANS                                           67,043,315        68,270,230      67,013,571       65,742,922
  Properties and equipment                                           1,084,106         1,070,554       1,070,186        1,066,295
  Other real estate owned                                               64,316            62,090          52,003           43,130
  Mortgage servicing assets                                          1,135,704           817,592       1,007,365          863,901
  Goodwill                                                           1,086,041         1,103,229       1,116,573        1,106,402
  Other intangible assets                                               81,356            83,302          90,525           73,167
  Derivative assets                                                    728,892           653,149         303,135          300,587
  Accrued income and other assets                                    2,894,786         2,649,089       2,502,357        2,422,081
                                                                  ---------------------------------------------------------------
      TOTAL ASSETS - AS RESTATED*                                 $105,816,700      $ 96,085,538    $ 94,439,753     $ 90,807,696
                                                                  ===============================================================
LIABILITIES
  DEPOSITS:
    Noninterest bearing                                           $ 14,823,277      $ 11,928,824    $ 11,988,114     $ 11,563,466
    NOW and money market accounts                                   19,501,137        18,792,722      18,101,899       17,703,959
    Savings accounts                                                 2,608,565         2,624,591       2,703,807        2,799,732
    Consumer time                                                   14,962,150        15,101,268      15,312,780       15,670,865
                                                                  ---------------------------------------------------------------
      CORE DEPOSITS                                                 51,895,129        48,447,405      48,106,600       47,738,022
    Other                                                            5,332,874         6,111,936       6,021,327        5,971,041
    Foreign                                                          5,901,929         5,570,199       3,890,538        2,145,016
                                                                  ---------------------------------------------------------------
      TOTAL DEPOSITS                                                63,129,932        60,129,540      58,018,465       55,854,079
  Federal funds borrowed and security
      repurchase agreements                                          6,593,388         8,688,276       7,751,145        9,410,866
  Borrowed funds                                                     8,578,742         1,535,772       3,485,872        1,644,320
  Long-term debt                                                    17,316,232        16,682,817      16,493,685       15,509,472
  Derivative liabilities                                               389,838           529,898         234,851          231,487
  Accrued expenses and other liabilities - as restated*              2,427,345         1,376,578       1,475,832        1,409,934
                                                                  ---------------------------------------------------------------
      TOTAL LIABILITIES - AS RESTATED*                              98,435,477        88,942,881      87,459,850       84,060,158
STOCKHOLDERS' EQUITY
  Preferred stock                                                          698             7,578          29,502           29,968
  Common stock                                                       2,429,419         2,424,022       2,412,374        2,403,000
  Capital surplus                                                      908,780           901,528         865,022          841,808
  Retained earnings - as restated*                                   3,970,049         3,743,097       3,624,463        3,440,224
  Accumulated other comprehensive income                                72,277            66,432          48,542           32,538
                                                                  ---------------------------------------------------------------
    TOTAL STOCKHOLDERS' EQUITY - AS RESTATED*                        7,381,223         7,142,657       6,979,903        6,747,538
                                                                  ---------------------------------------------------------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY - AS RESTATED*     $105,816,700      $ 96,085,538    $ 94,439,753     $ 90,807,696
                                                                  ===============================================================

COMMON SHARES OUTSTANDING                                          607,354,729       606,005,287     603,093,286      600,749,772

* See note on Summary of Presentation Changes

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                      CONSOLIDATED AVERAGE BALANCE SHEETS
                                ($ IN MILLIONS)

                                                                                             2001
                                                                  ----------------------------------------------------------
                                                                   4TH QTR          3RD QTR         2ND QTR          1ST QTR
                                                                  ----------------------------------------------------------
ASSETS
EARNING ASSETS:
  PORTFOLIO LOANS:
    Commercial                                                     $25,752          $26,210         $26,298          $25,782
    Commercial construction                                          1,308            1,276           1,234            1,228
    Real estate - commercial                                         7,077            6,826           6,692            6,550
    Real estate - residential                                       14,722           14,274          13,484           13,533
    Home equity lines of credit                                      5,675            5,302           5,025            4,845
    Credit card  and other unsecured lines of credit                 2,202            2,198           2,139            2,113
    Other consumer                                                  11,958           12,375          12,286           12,174
                                                                   ---------------------------------------------------------
      TOTAL PORTFOLIO LOANS                                         68,694           68,461          67,158           66,225
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                          75                2               -                -
    Mortgage                                                        11,353            8,778           7,453            3,473
    Automobile                                                         476                -               -                -
    Credit card                                                          4                -               -              131
                                                                   ---------------------------------------------------------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION                   11,908            8,780           7,453            3,604
  Securities available for sale, at cost                             8,322            8,276           8,768            9,491
  Federal funds sold and security resale agreements                    118              130              81              112
  Other investments                                                    306              450             561              330
                                                                   ---------------------------------------------------------
      TOTAL EARNING ASSETS                                          89,348           86,097          84,021           79,762
Allowance for loan losses                                           (1,001)          (1,004)           (942)            (950)
Fair value appreciation of securities available for sale               229              202             111              123
Cash and demand balances due from banks                              3,200            3,041           3,086            3,000
Properties and equipment                                             1,083            1,074           1,071            1,078
Other real estate owned                                                 63               57              48               38
Mortgage servicing assets                                            1,012              895             882              839
Goodwill                                                             1,093            1,101           1,097            1,114
Other intangible assets                                                 81               87              84               75
Derivative assets                                                      470              363             232               71
Accrued income and other assets - as restated*                       2,803            2,373           2,241            2,456
                                                                   ---------------------------------------------------------
    TOTAL ASSETS - AS RESTATED*                                    $98,381          $94,286         $91,931          $87,606
                                                                   =========================================================
LIABILITIES
DEPOSITS:
  Noninterest bearing                                              $12,526          $11,611         $11,550          $10,781
  NOW and money market accounts                                     18,840           18,378          17,963           17,276
  Savings accounts                                                   2,602            2,664           2,753            2,835
  Consumer time                                                     14,902           15,259          15,459           15,725
                                                                   ---------------------------------------------------------
    CORE DEPOSITS                                                   48,870           47,912          47,725           46,617
  Brokered retail CDs                                                5,052            4,858           4,920            3,666
  Other                                                              1,057            1,146           1,187            1,304
  Foreign                                                            5,757            4,847           4,241            2,390
                                                                   ---------------------------------------------------------
    TOTAL DEPOSITS                                                  60,736           58,763          58,073           53,977
Federal funds borrowed and security
   repurchase agreements                                             9,039            9,218           8,801            7,008
Borrowed funds                                                       2,581            1,315           1,282            1,809
Long-term debt                                                      16,721           16,475          15,612           16,853
Derivative liabilities                                                 394              239             172               68
Accrued expenses and other liabilities - as restated*                1,607            1,200           1,126            1,244
                                                                   ---------------------------------------------------------
    TOTAL LIABILITIES - AS RESTATED*                                91,078           87,210          85,066           80,959
STOCKHOLDERS' EQUITY
  Preferred                                                              3               15              30               30
  Common - as restated*                                              7,300            7,061           6,835            6,617
                                                                   ---------------------------------------------------------
    TOTAL STOCKHOLDERS' EQUITY - AS RESTATED*                        7,303            7,076           6,865            6,647
                                                                   ---------------------------------------------------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY - AS RESTATED*      $98,381          $94,286         $91,931          $87,606
                                                                   =========================================================
MEMO:
Noninterest bearing mortgage banking principal
  and interest (P&I) balances                                      $ 1,450          $ 1,060         $ 1,066          $   616
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances                                             487              471             438              422
Noninterest bearing deposits excluding P&I and T&I balances         10,589           10,080          10,046            9,743
Core deposits excluding P&I and T&I balances                        46,933           46,381          46,221           45,579

*  See note on Summary of Presentation Changes

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                               NONINTEREST INCOME
                                ($ IN MILLIONS)

                                                                                        2001
                                                                  ----------------------------------------------
                                                                  4TH QTR       3RD QTR      2ND QTR     1ST QTR
                                                                  ----------------------------------------------
Mortgage banking revenue - as restated*                            $ 255         $  31        $ 125       $ 114
Deposit service charges                                              122           117          118         112
Payment processing revenue                                           123           120          116         106
Trust and investment management fees                                  73            79           86          82
Card-related fees                                                     43            43           39          45
Other service fees                                                    26            37           26          26
Brokerage revenue                                                     29            22           24          23
Ineffective hedge and other derivative gains, net(1)                  14             5            9           9
Principal investment gains (losses), net                              (4)           (6)           7           1
Student loan sale gains (losses), net                                 (1)            5            -           1
Demutualization gains on insurance company holdings                   20             -            -           -
Initial gains from the securitization of credit card receivables       -             -            -          21
Initial gain from the securitization of automobile receivables         -             -            -           -
Consideration from the sale of NAMCO preferred shares                  -             -           89           -
All other                                                             50            50           53          48
                                                                   --------------------------------------------
  TOTAL FEES AND OTHER INCOME - AS RESTATED*                         750           503          692         588
Bank stock fund                                                        -            21           17          85
Other securities                                                      19             -            -           3
                                                                   --------------------------------------------
  TOTAL SECURITIES GAINS, NET                                         19            21           17          88
                                                                   --------------------------------------------
    TOTAL NONINTEREST INCOME - AS RESTATED*                        $ 769         $ 524        $ 709       $ 676
                                                                   ============================================

(1) Ineffective hedge and other derivative gains and losses related to mortgage banking activities are included in mortgage banking revenue

* See note on Summary of Presentation Changes

                              NONINTEREST EXPENSE
                                ($ IN MILLIONS)

                                                                                       2001
                                                                  -----------------------------------------------
                                                                   4TH QTR      3RD QTR      2ND QTR      1ST QTR
                                                                  -----------------------------------------------
Salaries, benefits, and other personnel                             $449         $418         $433         $410
Equipment                                                             64           54           61           60
Net occupancy                                                         54           52           53           54
Third-party services                                                  60           50           50           44
Card processing                                                       58           50           48           43
Telecommunications                                                    22           21           21           21
Marketing and public relations                                         6           24           24           17
Postage                                                               19           17           19           18
Travel and entertainment                                              16           14           14           14
Supplies                                                              16           13           14           13
State and local taxes                                                 12           13           14           13
Goodwill and other intangible asset amortization                      22           22           21           21
FDIC assessments                                                       3            3            2            2
OREO expense, net                                                      4            2            1            1
Automobile lease residual value write-downs                           13            2           18           34
Commercial lease residual value write-downs                            5            -            -            -
Building lease termination penalty                                     -            -            -            -
Impairment, fraud, and other losses, net                              19           25           22            9
Loss on commercial paper conduit consolidation                         -            -            -            -
All other                                                             43           35           25           31
                                                                    -------------------------------------------
 TOTAL NONINTEREST EXPENSE                                          $885         $815         $840         $805
                                                                    ===========================================

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                           MORTGAGE BANKING STATISTICS
                                 ($ IN MILLIONS)
--------------------------------------------------------------------------------

                                                                                            2001
                                                                       ----------------------------------------------
                                                                          4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                                                       ----------------------------------------------
REVENUE SUMMARY
----------------------------------------------------------------
Origination and sales revenue:
  National City Mortgage Co. (NCMC)                                         $187        ($10)       $108         $67
  First Franklin                                                              26           3          30           -
                                                                       ----------------------------------------------
  Total origination and sales revenue                                        213          (7)        138          67
Net servicing revenue (NCMC)                                                  42          38         (13)         47
                                                                       ----------------------------------------------
   TOTAL MORTGAGE BANKING REVENUE - AS RESTATED *                           $255         $31        $125        $114
                                                                       ==============================================

APPLICATION DATA(1)
----------------------------------------------------------------
National City Mortgage Co. (NCMC)                                        $30,094     $20,454     $19,867     $19,807
First Franklin                                                             4,553       4,541       4,149       2,919
                                                                       ----------------------------------------------
   TOTAL APPLICATIONS                                                    $34,647     $24,995     $24,016     $22,726
                                                                       ==============================================
PERCENTAGE OF NCMC APPLICATIONS
   REPRESENTED BY:
       Refinances                                                            71%         54%         50%         58%
       Government loans                                                      11%         14%         15%         15%
       Adjustable-rate loans                                                  7%          5%          3%          1%

PRODUCTION DATA
----------------------------------------------------------------
NCMC:
     Retail                                                               $9,736      $6,348      $6,970      $4,689
     Wholesale                                                            10,592       6,508       6,952       4,248
                                                                       ----------------------------------------------
     Total NCMC                                                           20,328      12,856      13,922       8,937
First Franklin                                                               466         803         655         541
                                                                       ----------------------------------------------
   TOTAL LOANS ORIGINATED FOR SALE                                       $20,794     $13,659     $14,577      $9,478
                                                                       ==============================================
MEMO:
Total First Franklin loan originations                                    $1,848      $1,900      $1,538      $1,015

PERCENTAGE OF NCMC ORIGINATIONS
   REPRESENTED BY:
       Refinances                                                            70%         49%         56%         58%
       Government loans                                                      17%         23%         21%         25%
       Adjustable-rate loans                                                  7%          8%          4%          3%

NATIONAL ORIGINATOR RANKING(2)                                                 7           8           8          11

GEOGRAPHIC MIX OF ORIGINATIONS(3):
  Top five states and their percentage to total NCMC originations:
        California                                                           18%         22%         20%         20%
        Virginia                                                              7%          6%          6%          6%
        Maryland                                                              7%          6%           -          6%
        Illinois                                                              7%          6%          6%          7%
        Texas                                                                  -           -           -           -
        Ohio                                                                  6%          6%          6%           -
        Arizona                                                                -           -          6%          6%

LOAN SALES
----------------------------------------------------------------
NCMC                                                                     $12,152     $12,378     $10,374      $6,105
First Franklin                                                               890         225         852         103
                                                                       ----------------------------------------------
   TOTAL MORTGAGE LOAN SALES                                             $13,042     $12,603     $11,226      $6,208
                                                                       ==============================================


(1) Represents applications for both loans originated for sale and to be held in portfolio

(2) Source: Inside Mortgage Finance. Represents rank of the Corporation's mortgage banking subsidiary, National City Mortgage Co.

(3) Based on the dollar volume of loans originated for sale. Percentages not shown for states that are not one of the top five.

*    See note on Summary of Presentation Changes

                                    UNAUDITED
                           NATIONAL CITY CORPORATION
                    MORTGAGE BANKING STATISTICS (CONTINUED)
                                 ($ IN MILLIONS)
--------------------------------------------------------------------------------

                                                                                           2001
                                                                       ----------------------------------------------

                                                                         4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                                                       ----------------------------------------------
NCMC NET SERVICING REVENUE COMPONENTS - as restated*
----------------------------------------------------------------
    Net servicing fees                                                       $78         $69         $61         $62
    Amortization of mortgage servicing assets (MSRs)                         (58)        (53)        (46)        (40)
    MSR SFAS 140 impairment (charge) recovery                                170         (30)        (49)       (179)
    MSR SFAS 133 hedge and other derivative gains (losses):
        Gains (losses) on MSRs hedged under SFAS 133                          32        (279)         62           -
        Gains (losses) on derivatives in SFAS 133 relationships              (18)        321         (39)          -
        Gains (losses) on other derivatives used to
            economically hedge MSRs                                         (162)         10          (2)        220
    Other                                                                      -           -           -         (16)
                                                                       ----------------------------------------------
       NET SERVICING REVENUE                                                 $42         $38        ($13)        $47
                                                                       ==============================================
MORTGAGE SERVICING ASSETS - as restated*
----------------------------------------------------------------
Carrying value at beginning of period                                     $1,076      $1,235      $1,043      $1,000
Additions                                                                    177         175         178          83
Amortization                                                                 (58)        (53)        (46)        (40)
SFAS 133 hedge basis adjustments                                              32        (279)         62           -
Application of valuation allowance to directly write-down
    servicing assets                                                           -           -           -           -
Sales                                                                         (3)         (2)         (2)          -
                                                                       ----------------------------------------------
CARRYING VALUE BEFORE VALUATION ALLOWANCE AT END OF PERIOD                $1,224      $1,076      $1,235      $1,043
                                                                       ==============================================

VALUATION ALLOWANCE
  Balance at beginning of period                                           ($258)      ($228)      ($179)          -
  Impairment (charges) recoveries                                            170         (30)        (49)       (179)
  Application of valuation allowance to directly write-down
    servicing assets                                                           -           -           -           -
                                                                       ----------------------------------------------
 BALANCE AT END OF PERIOD                                                   ($88)      ($258)      ($228)      ($179)
                                                                       ==============================================

NET CARRYING VALUE OF MORTGAGE SERVICING ASSETS
  AT END OF PERIOD                                                        $1,136        $818      $1,007        $864
                                                                       ==============================================
FAIR VALUE AT END OF PERIOD                                               $1,136        $818      $1,007        $864
                                                                       ==============================================

RATIO OF CARRYING VALUE OF MSRS TO TOTAL
  MORTGAGE LOANS SERVICED FOR THIRD PARTIES                                1.54%       1.17%       1.62%       1.51%

RATIO OF FAIR VALUE OF MSRS TO TOTAL
  MORTGAGE LOANS SERVICED FOR THIRD PARTIES                                1.54%       1.17%       1.62%       1.51%

NCMC SERVICING ASSET CAPITALIZATION RATE                                   1.46%       1.41%       1.72%       1.36%

NCMC SERVICING ASSET AMORTIZATION RATE (ANNUALIZED)                          21%         17%         18%         16%

ECONOMIC MSR PERFORMANCE (1)
----------------------------------------------------------------
Net servicing fees and other                                                 $78         $69         $61         $46
Amortization of MSRs                                                         (58)        (53)        (46)        (40)

Recognized change in fair value of MSRs:
    SFAS 133 gains (losses)                                                   32        (279)         62           -
    SFAS 140 impairment (charge) recovery                                    170         (30)        (49)       (179)
Change in MSR fair value not recognized(2)                                     -           -           -           -
                                                                       ----------------------------------------------
     Total change in fair value of MSRs                                      202        (309)         13        (179)
                                                                       ----------------------------------------------
Recognized change in fair value of derivatives:
    Derivatives included in SFAS 133 relationship                            (18)        321         (39)          -
    Other derivatives used to economically hedge MSRs                       (162)         10          (2)        220
                                                                       ----------------------------------------------
     Total change in fair value of derivatives                              (180)        331         (41)        220
                                                                       ----------------------------------------------
     NET ECONOMIC MSR PERFORMANCE                                            $42         $38        ($13)        $47
                                                                       ==============================================


(1) The purpose of this disclosure is to present the economic results for the MSR and related hedges as certain increases in the fair value of the servicing assets cannot be recognized in the period in which the increase occurs.

(2) Represents increase in the fair value of certain MSRs accounted for under SFAS 140 that could not be written up above their cost basis (original cost basis less accumulated amortization and SFAS 133 hedge basis adjustments)

*    See note on Summary of Presentation Changes

                                    UNAUDITED
                           NATIONAL CITY CORPORATION
                    MORTGAGE BANKING STATISTICS (CONTINUED)
                                 ($ IN MILLIONS)
--------------------------------------------------------------------------------

                                                                                            2001
                                                                        ----------------------------------------------
                                                                        4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                                                       ----------------------------------------------
SERVICING  DATA
----------------------------------------------------------------
Rollforward of servicing portfolio (UPB):
Beginning balance                                                        $70,148
Originations                                                              14,623
Repayments                                                                (7,630)
Other reductions                                                          (3,211)
                                                                       ----------------------------------------------
Ending balance                                                           $73,930     $70,148     $62,246     $57,102
                                                                       ==============================================

Memo:  Prepayment rate                                                       40%         24%         31%         22%

Servicing portfolio composition (UPB):
   Conventional                                                          $44,489
   Government                                                             19,057
   Jumbo and other                                                        10,384
                                                                       ----------------------------------------------
  TOTAL MORTGAGE LOANS SERVICED FOR THIRD PARTIES                        $73,930     $70,148     $62,246     $57,102
                                                                       ==============================================

NATIONAL SERVICER RANKING(1)                                                  12          12          12          13

GEOGRAPHIC MIX OF MORTGAGE LOANS SERVICED FOR
  THIRD PARTIES(2):
     Top five states and their percentage to total
       mortgage loans serviced for third parties
          California                                                         12%         11%          9%          7%
          Virginia                                                            6%          6%          6%          6%
          Maryland                                                             -           -           -           -
          Texas                                                                -           -           -           -
          Ohio                                                                9%          9%         10%         10%
          Illinois                                                            6%          6%          6%          6%
          Pennsylvania                                                        6%          7%          7%          8%

SERVICING PORTFOLIO METRICS:
   Conventional:
       Number of loans                                                   427,923
       Average loan size                                                $103,965
       Weighted-average note rate                                          7.20%
       Weighted-average servicing fee                                     33 bps
       Weighted-average age in months                                         26
       Default rate(3)                                                     3.10%

   Government:
       Number of loans                                                   195,888
       Average loan size                                                 $97,283
       Weighted-average note rate                                          7.42%
       Weighted-average servicing fee                                     51 bps
       Weighted-average age in months                                         24
       Default rate(3)                                                    12.06%

   Jumbo and other:
       Number of loans                                                    51,859
       Average loan size                                                $200,228
       Weighted-average note rate                                          7.46%
       Weighted-average servicing fee                                     27 bps
       Weighted-average age in months                                         18
       Default rate(3)                                                     8.85%

    Total portfolio:
       Number of loans                                                   675,670
       Average loan size                                                $109,417
       Weighted-average note rate                                          7.29%
       Weighted-average servicing fee                                     36 bps
       Weighted-average age in months                                         24
       Default rate(3)                                                     6.20%

(1) Source: Inside Mortgage Finance. Represents rank of the Corporation's mortgage banking subsidiary, National City Mortgage Co.

(2) Based upon period-end UPB of mortgage loans serviced for third parties. Percentages not shown for states that are not one of the top five.

(3)  Mortgage loans greater than 30 days past due